UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07043
Name of Registrant:	Vanguard Admiral Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: August 31
Date of reporting period: September 1, 2017 – August 31, 2018
Item 1: Reports to Shareholders

Annual Report | August 31, 2018

Vanguard Money Market Funds

Vanguard Prime Money Market Fund

Vanguard Federal Money Market Fund

Vanguard Treasury Money Market Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisor’s Report.	5
Prime Money Market Fund.	7
Federal Money Market Fund.	26
Treasury Money Market Fund.	42
About Your Fund’s Expenses.	55
Trustees Approve Advisory Arrangements.	57
Glossary.	59

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended August 31, 2018, Vanguard Prime Money Market Fund returned 1.59% for Investor Shares and 1.66% for Admiral Shares. Vanguard Federal Money Market Fund returned 1.42% and Vanguard Treasury Money Market Fund 1.43%. All three funds surpassed the average returns of their peers.

• The Federal Reserve raised the federal funds rate three times during the period, pushing its target range to 1.75%–2%. With the economy expanding, unemployment low, and inflation near the Fed’s target of 2%, additional rate hikes are expected.

• In addition to their low expense ratios, all three funds benefited from adding U.S.

Treasury bills, which cheapened on the prospect of rising rates. Exposure to floating-rate notes, which adjust more quickly than fixed-rate securities to changes in interest rates, also added value.

• In the Prime Money Market Fund, dollar-denominated issuance from Canadian, Australian, and Northern European banks was modestly positive.

Total Returns: Fiscal Year Ended August 31, 2018
	7-Day SEC	Total
	Yield	Returns
Vanguard Prime Money Market Fund
Investor Shares	2.08%	1.59%
Admiral™ Shares	2.14	1.66
Money Market Funds Average		1.16
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Federal Money Market Fund	1.93%	1.42%
Government Money Market Funds Average		0.87
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Treasury Money Market Fund	1.95%	1.43%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average		0.92
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.
The 7-day SEC yield of a money market fund more closely reflects the current earnings of the fund than its total return.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

1

Total Returns: Ten Years Ended August 31, 2018
Average
Annual Return
Prime Money Market Fund Investor Shares	0.43%
Money Market Funds Average	0.23
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Federal Money Market Fund	0.34%
Government Money Market Funds Average	0.15
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Treasury Money Market Fund	0.29%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average	0.13
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Prime Money Market Fund
Investor Shares	0.16%	0.50%
Admiral Shares	0.10	0.50
Federal Money Market Fund	0.11	0.48
Treasury Money Market Fund	0.09	0.40

The fund expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the funds’ expense ratios were: for the Prime Money Market Fund, 0.16% for Investor Shares and 0.10% for Admiral Shares; for the Federal Money Market Fund, 0.11%; and for the Treasury Money Market Fund, 0.09%.

Peer groups: For the Prime Money Market Fund Investor Shares and Admiral Shares, Money Market Funds; for the Federal Money Market Fund, Government Money Market Funds; and for the Treasury Money Market Fund, iMoneyNet Money Fund Report’s 100% Treasury Funds.

2

CEO’s Perspective

Tim Buckley

President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U. S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U. S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

4

Advisor’s Report

For the 12 months ended August 31, 2018, Vanguard Prime Money Market Fund returned 1.59% for Investor Shares, while Admiral Shares, with their lower expense ratio, returned 1.66%. Vanguard Federal Money Market Fund returned 1.42% and Vanguard Treasury Money Market Fund 1.43%. Each fund outpaced the average return of its peer group.

Vanguard would like to thank David Glocke, who retired at the end of June, for his skillful stewardship of the Vanguard Money Market Funds over the last two decades. He was also instrumental in developing the depth and breadth of our money market fund management team, which includes John Lanius and Nafis Smith, the current managers of the funds covered in this report.

The investment environment

Macroeconomic fundamentals were robust throughout the 12 months. Despite two brief federal government shutdowns early in 2018 and ongoing trade uncertainties, business confidence held up and consumer spending remained solid. Unemployment hit an 18-year low, finishing the period at 3.9%. The tax cuts enacted in late 2017 and the March passage of a bill increasing federal spending added to optimism about growth. Inflation moved up to hover near the Federal Reserve’s 2% target with some help from an increase in the price of oil.

The Fed, acknowledging the economy’s health, moved further down the path toward monetary policy normalization. It continued

shrinking the $4.5 trillion balance sheet it had amassed as part of the monetary stimulus it began providing in the wake of the 2007–2009 financial crisis. The Fed raised the federal funds target rate in December, March, and June, to 1.75%–2%, and penciled in additional hikes this year and next. (It raised rates another quarter percentage point just after the close of the funds’ fiscal year.)

Demand for longer-term U.S. Treasury bonds was supported at times by escalating trade tensions, political uncertainty in Europe, and geopolitical flare-ups. But the outlook for continuing growth and rising inflation expectations led yields on these securities to end the period higher.

The rise in shorter-term bond yields, which are more influenced by Fed action, was more pronounced.

Management of the funds

As the supply of Treasury bills increased between February and April, we began buying them to increase our funds’ safety and liquidity, while reducing our purchases of short-dated bank products.

We extended the funds’ weighted average life as the spread between 3-month U.S. dollar London Interbank Offered Rate (LIBOR) and the 3-month Overnight Indexed Swap (OIS) widened between February and April. LIBOR is a short-term bank funding rate, and OIS represents market expectations for the path of short-term interest rates. The LIBOR–OIS

5

spread is considered a measure of the health of the banking system. We believe that this widening episode was not systemic, so we took the opportunity to extend the funds’ weighted average life.

We continued to buy floating-rate notes for the protection they provide in a rising-rate environment. Their yields reset periodically, often monthly, to reflect prevailing interest rates. When rates are rising, these securities help the funds’ yields adjust upward more quickly than if they were holding only fixed-rate instruments.

We manage the funds with an emphasis on safety and liquidity above all else, resulting in a bias toward high-quality assets. Our funds are nonetheless able to achieve competitive returns because of the persistent competitive advantage provided by their low operating costs compared with those of their peer groups.

The outlook

In the absence of any external shocks, the U.S. economy is on pace to break above its long-term potential growth rate in 2018 given the tax cuts and increased government spending coming on top of solid fundamentals. That, along with some upward pressure on wages given how tight the labor market has become, may put the U.S. core personal consumption expenditures price index a little above 2% at the end of 2018.

We see this bounce as cyclical, however, and still expect long-term structural pressures from an aging population, global sourcing of goods and labor, and technological disruptions to result in moderate long-run growth and inflation.

Some upward adjustments to the Fed’s assumptions—the economy growing a little faster, unemployment falling a little lower, and inflation running a little higher—should justify further rate hikes this year and next.

We may continue to see bouts of volatility related to inflation and interest rate expectations. Other potential triggers include the midterm elections, an intensification of trade disputes, flare-ups in geopolitical tensions, Brexit uncertainty, and missteps by central banks.

As always, whatever the markets may bring, our experienced team of portfolio managers, credit analysts, and traders will continue to seek out opportunities to produce competitive returns.

John C. Lanius, Portfolio Manager

Nafis T. Smith, Portfolio Manager

Vanguard Fixed Income Group

September 26, 2018

6

Prime Money Market Fund

Fund Profile
As of August 31, 2018

Financial Attributes
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMMXX	VMRXX
Expense Ratio[1]	0.16%	0.10%
7-Day SEC Yield	2.08%	2.14%
Average Weighted
Maturity	48 days	48 days

Sector Diversification (% of portfolio)
Certificates of Deposit		6.8%
U.S. Commercial Paper		2.7
Repurchase Agreements		0.3
U.S. Government Obligations		5.4
U.S. Treasury Bills		29.0
Yankee/Foreign		55.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

1 The expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.16% for Investor Shares and 0.10% for Admiral Shares.

7

Prime Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. The fund is only available to retail investors (natural persons). You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2008, Through August 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2018

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Prime Money Market Fund Investor
Shares	1.59%	0.55%	0.43%	$10,436

Money Market Funds Average	1.16	0.32	0.23	10,228
FTSE Three-Month U.S. Treasury Bill
Index	1.49	0.44	0.31	10,334
Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

8

Prime Money Market Fund

	Average Annual Total Returns
	Periods Ended August 31, 2018
				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Prime Money Market Fund Admiral Shares	1.66%	0.61%	0.51%	$5,260,056
Money Market Funds Average	1.16	0.32	0.23	5,114,234
FTSE Three-Month U.S. Treasury Bill Index	1.49	0.44	0.31	5,167,018

Fiscal-Year Total Returns (%): August 31, 2008, Through August 31, 2018

		Money
		Market
		Funds
	Investor Shares	Average
Fiscal Year	Total Returns	Total Returns
2009	1.31%	0.62%
2010	0.08	0.02
2011	0.06	0.00
2012	0.04	0.00
2013	0.02	0.00
2014	0.02	0.00
2015	0.02	0.00
2016	0.32	0.04
2017	0.83	0.43
2018	1.59	1.16

7-day SEC yield (8/31/2018): 2.08%

Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended June 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/4/1975	1.43%	0.48%	0.43%
Admiral Shares	10/3/1989	1.49	0.54	0.51

9

Prime Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (34.3%)
2	Fannie Mae Discount Notes	1.931%	9/5/18	79,250	79,233
3	Federal Home Loan Bank Discount
	Notes	1.911%–1.941%	9/5/18	859,300	859,117
3	Federal Home Loan Bank Discount
	Notes	1.924%–1.941%	9/7/18	499,950	499,790
3	Federal Home Loan Bank Discount
	Notes	1.941%	9/11/18	125,611	125,543
3	Federal Home Loan Bank Discount
	Notes	1.911%–1.931%	9/12/18	1,682,509	1,681,521
3	Federal Home Loan Bank Discount
	Notes	1.932%	9/13/18	183,500	183,382
3	Federal Home Loan Bank Discount
	Notes	2.057%	10/26/18	922,050	919,162
	United States Treasury Bill	1.901%–1.908%	9/6/18	1,131,244	1,130,945
	United States Treasury Bill	1.901%	9/13/18	250,000	249,842
	United States Treasury Bill	1.955%	10/11/18	3,000,000	2,993,517
	United States Treasury Bill	1.990%	10/18/18	3,000,000	2,992,245
	United States Treasury Bill	1.980%–2.005%	10/25/18	4,500,000	4,486,657
	United States Treasury Bill	2.010%	11/1/18	4,000,000	3,986,478
	United States Treasury Bill	2.020%	11/8/18	3,250,000	3,237,680
	United States Treasury Bill	2.041%–2.048%	11/15/18	3,000,000	2,987,298
	United States Treasury Bill	2.046%–2.102%	11/23/18	4,500,000	4,478,521
	United States Treasury Bill	2.091%	11/29/18	2,000,000	1,989,716
	United States Treasury Bill	2.184%	1/31/19	500,000	495,440
	United States Treasury Bill	2.204%	2/7/19	1,500,000	1,485,557
	United States Treasury Bill	2.204%	2/14/19	1,000,000	989,948
4	United States Treasury Floating Rate Note	2.261%	10/31/18	1,500,000	1,500,002
Total U.S. Government and Agency Obligations (Cost $37,351,594)					37,351,594
Commercial Paper (39.1%)
Bank Holding Company (1.4%)
5	ABN Amro Funding USA LLC	2.410%	9/4/18	28,750	28,744
5	ABN Amro Funding USA LLC	2.369%	10/11/18	176,750	176,288
5	ABN Amro Funding USA LLC	2.368%–2.369%	10/12/18	90,250	90,008

10

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
5	ABN Amro Funding USA LLC	2.368%	10/17/18	100,000	99,700
5	ABN Amro Funding USA LLC	2.369%	11/2/18	102,000	101,587
5	ABN Amro Funding USA LLC	2.369%	11/6/18	148,500	147,860
5	ABN Amro Funding USA LLC	2.369%	11/16/18	47,500	47,264
5	ABN Amro Funding USA LLC	2.263%	11/19/18	25,000	24,877
5	ABN Amro Funding USA LLC	2.348%	11/20/18	32,500	32,332
5	ABN Amro Funding USA LLC	2.369%	11/21/18	32,500	32,328
5	ABN Amro Funding USA LLC	2.369%	11/27/18	9,000	8,949
5	ABN Amro Funding USA LLC	2.369%	12/3/18	92,110	91,551
	Bank of New York Mellon	2.419%	9/25/18	49,500	49,421
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	2.338%	10/19/18	494,000	492,472
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	2.318%	12/6/18	56,000	55,657
					1,479,038
Finance—Auto (1.3%)
	American Honda Finance Corp.	2.233%	9/18/18	174,325	174,142
	American Honda Finance Corp.	2.233%	9/19/18	193,750	193,535
	American Honda Finance Corp.	2.222%	11/5/18	30,500	30,378
	American Honda Finance Corp.	2.233%	11/19/18	79,250	78,864
	Toyota Motor Credit Corp.	2.348%	10/22/18	247,500	246,683
	Toyota Motor Credit Corp.	2.348%	10/24/18	247,500	246,651
	Toyota Motor Credit Corp.	2.338%	11/7/18	79,000	78,659
	Toyota Motor Credit Corp.	2.349%	11/13/18	29,750	29,609
	Toyota Motor Credit Corp.	2.349%	11/14/18	56,000	55,732
	Toyota Motor Credit Corp.	2.369%	12/5/18	63,750	63,355
	Toyota Motor Credit Corp.	2.369%	12/6/18	63,750	63,350
	Toyota Motor Credit Corp.	2.307%	12/14/18	150,000	149,008
					1,409,966
Foreign Banks (27.6%)
[5,6]	Australia & New Zealand Banking Group Ltd.	2.249%	9/6/18	220,000	220,000
[5,6]	Australia & New Zealand Banking Group Ltd.	2.349%	9/7/18	249,000	249,000
[5,6]	Australia & New Zealand Banking Group Ltd.	2.333%	9/10/18	255,000	255,000
[5,6]	Australia & New Zealand Banking Group Ltd.	2.230%	9/24/18	135,500	135,500
[5,6]	Australia & New Zealand Banking Group Ltd.	2.465%	9/27/18	165,000	164,999
[5,6]	Australia & New Zealand Banking Group Ltd.	2.273%	11/29/18	524,500	524,500
5	Australia & New Zealand Banking Group Ltd.	2.399%	12/5/18	122,750	121,982
[5,6]	Australia & New Zealand Banking Group Ltd.	2.289%	12/6/18	150,000	149,990
[5,6]	Australia & New Zealand Banking Group Ltd.	2.273%	12/10/18	120,000	120,000
[5,6]	Australia & New Zealand Banking Group Ltd.	2.317%	12/14/18	65,000	65,000
5	Australia & New Zealand Banking Group Ltd.	2.430%	12/14/18	178,500	177,262
5	Australia & New Zealand Banking Group Ltd.	2.420%	2/25/19	500,000	494,125
[5,6]	Australia & New Zealand Banking Group Ltd.	2.329%	3/7/19	65,000	65,000
[5,6]	Bank of Nova Scotia	2.507%	9/19/18	34,000	34,000
[5,6]	Bank of Nova Scotia	2.299%	9/21/18	655,000	655,000
5	Bank of Nova Scotia	2.430%	11/26/18	150,000	149,140
[5,6]	Bank of Nova Scotia	2.320%	1/4/19	148,750	148,750
[5,6]	Bank of Nova Scotia	2.313%	1/15/19	500,000	500,000
[5,6]	Bank of Nova Scotia	2.327%	1/18/19	506,000	506,000
[5,6]	Bank of Nova Scotia	2.197%	2/13/19	120,000	120,000
[5,6]	Canadian Imperial Bank of Commerce	2.337%	1/11/19	434,000	434,000
[5,6]	Commonwealth Bank of Australia	2.256%	9/24/18	136,000	136,000
[5,6]	Commonwealth Bank of Australia	2.255%	9/28/18	180,000	180,000
[5,6]	Commonwealth Bank of Australia	2.329%	2/7/19	222,750	222,750

11

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
[5,6]	Commonwealth Bank of Australia	2.333%	2/8/19	247,500	247,500
[5,6]	Commonwealth Bank of Australia	2.395%	2/25/19	584,000	584,000
	Credit Suisse AG	2.354%	9/14/18	940,000	939,206
5	Danske Corp.	2.253%	10/26/18	45,500	45,344
5	Danske Corp.	2.253%	10/29/18	324,750	323,578
5	Danske Corp.	2.259%	10/31/18	269,500	268,492
5	Danske Corp.	2.254%	11/1/18	106,000	105,598
5	Danske Corp.	2.254%	11/2/18	130,750	130,246
5	DNB Bank ASA	2.343%	10/1/18	500,000	499,033
5	DNB Bank ASA	2.419%	11/6/18	275,000	273,795
5	DNB Bank ASA	2.336%	11/26/18	250,000	248,616
[5,6]	HSBC Bank plc	2.266%	10/24/18	123,000	123,000
[5,6]	HSBC Bank plc	2.265%	10/25/18	61,250	61,250
[5,6]	HSBC Bank plc	2.280%	11/5/18	86,000	86,000
[5,6]	HSBC Bank plc	2.285%	11/26/18	142,600	142,600
[5,6]	HSBC Bank plc	2.325%	1/25/19	341,000	341,000
[5,6]	HSBC Bank plc	2.342%	2/1/19	239,000	239,000
[5,6]	HSBC Bank plc	2.337%	2/12/19	43,000	43,000
[5,6]	HSBC Bank plc	2.415%	2/26/19	187,000	187,000
[5,6]	HSBC Bank plc	2.527%	4/18/19	550,000	550,000
	ING US Funding LLC	2.308%	10/4/18	118,500	118,251
	ING US Funding LLC	2.370%	11/1/18	346,500	345,120
	ING US Funding LLC	2.371%	11/2/18	346,500	345,098
	ING US Funding LLC	2.328%–2.331%	12/21/18	500,000	496,437
	ING US Funding LLC	2.328%	12/24/18	99,035	98,311
	ING US Funding LLC	2.329%	12/27/18	68,095	67,584
	Lloyds Bank plc	2.368%	11/21/18	179,000	178,058
	Lloyds Bank plc	2.409%	12/4/18	148,500	147,577
6	Lloyds Bank plc	2.329%	12/7/18	500,000	500,000
	Lloyds Bank plc	2.430%	12/21/18	584,000	579,678
	Lloyds Bank plc	2.440%	12/24/18	147,500	146,374
	Lloyds Bank plc	2.451%	1/7/19	49,500	49,074
6	Lloyds Bank plc	2.213%	2/15/19	50,000	50,000
6	Lloyds Bank plc	2.219%	2/21/19	133,500	133,500
6	Lloyds Bank plc	2.206%	2/22/19	99,000	99,000
[5,6]	National Australia Bank Ltd.	2.277%	9/19/18	760,000	760,000
[5,6]	National Australia Bank Ltd.	2.355%	11/30/18	778,000	778,000
[5,6]	National Australia Bank Ltd.	2.262%	5/3/19	483,000	483,000
[5,6]	National Australia Bank Ltd.	2.234%	5/16/19	65,000	65,000
[5,6]	National Australia Bank Ltd.	2.230%	5/17/19	335,000	335,000
5	Nederlandse Waterschapsbank NV	1.951%	9/4/18	861,250	861,110
5	Nederlandse Waterschapsbank NV	1.951%	9/5/18	292,000	291,937
5	Nederlandse Waterschapsbank NV	1.951%	9/6/18	317,500	317,414
5	Nederlandse Waterschapsbank NV	1.951%	9/7/18	528,500	528,328
5	Nordea Bank AB	2.245%	9/5/18	500,000	499,877
5	Nordea Bank AB	2.287%	12/4/18	600,000	596,444
5	NRW Bank	1.916%	9/4/18	600,000	599,904
5	NRW Bank	1.936%	9/5/18	396,750	396,665
5	NRW Bank	1.941%	9/6/18	400,300	400,192
	Santander UK plc	2.256%	9/18/18	29,750	29,719
	Santander UK plc	2.257%	9/20/18	59,750	59,679
	Santander UK plc	2.328%	10/5/18	600,000	598,691
	Santander UK plc	2.338%	10/16/18	450,000	448,695
	Santander UK plc	2.353%	11/6/18	250,000	248,930

12

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
	Santander UK plc	2.329%	12/5/18	202,000	200,769
5	Sumitomo Mitsui Banking Corp.	2.349%	10/12/18	50,000	49,867
5	Sumitomo Mitsui Banking Corp.	2.358%	11/16/18	338,000	336,330
5	Svenska Handelsbanken AB	2.435%	1/4/19	150,000	148,747
5	Svenska Handelsbanken AB	2.474%	3/15/19	82,887	81,792
	Swedbank AB	2.245%–2.296%	9/4/18	709,000	708,867
	Swedbank AB	2.399%	11/1/18	124,000	123,502
	Swedbank AB	2.399%	11/2/18	87,000	86,645
	Swedbank AB	2.339%	11/20/18	77,000	76,603
	Swedbank AB	2.339%	11/23/18	146,000	145,219
	Swedbank AB	2.340%	11/26/18	146,000	145,191
	Swedbank AB	2.340%	11/27/18	36,000	35,798
	Swedbank AB	2.339%	12/3/18	25,975	25,819
	Swedbank AB	2.287%	12/4/18	41,000	40,757
	Swedbank AB	2.450%	12/24/18	88,000	87,326
	Swedbank AB	2.419%	2/11/19	150,000	148,377
[5,6]	Toronto-Dominion Bank	2.257%	9/14/18	260,000	260,000
5	Toronto-Dominion Bank	2.296%	9/19/18	347,000	346,604
[5,6]	Toronto-Dominion Bank	2.267%	11/14/18	792,000	792,000
[5,6]	Toronto-Dominion Bank	2.310%	12/5/18	208,000	208,000
[5,6]	Toronto-Dominion Bank	2.353%	2/8/19	200,000	200,000
[5,6]	Toronto-Dominion Bank	2.251%	5/9/19	440,000	440,000
[5,6]	Toronto-Dominion Bank	2.281%	8/9/19	450,000	450,000
[5,6]	Westpac Banking Corp.	2.267%	9/20/18	250,000	249,999
[5,6]	Westpac Banking Corp.	2.255%	9/27/18	199,000	198,999
[5,6]	Westpac Banking Corp.	2.255%	9/28/18	200,000	200,000
[5,6]	Westpac Banking Corp.	2.283%	12/10/18	340,000	339,995
[5,6]	Westpac Banking Corp.	2.296%	1/24/19	83,000	82,994
[5,6]	Westpac Banking Corp.	2.367%	6/12/19	366,500	366,500
[5,6]	Westpac Banking Corp.	2.367%	6/13/19	153,000	153,000
[5,6]	Westpac Banking Corp.	2.285%	7/26/19	385,000	385,000
[5,6]	Westpac Banking Corp.	2.267%	8/8/19	100,000	100,000
					30,133,603
Foreign Governments (4.9%)
5	Alberta (Province Of)	2.278%	9/4/18	50,000	49,991
5	Alberta (Province Of)	2.252%	10/1/18	30,900	30,842
5	Alberta (Province Of)	2.430%	11/8/18	98,975	98,526
5	Alberta (Province Of)	2.396%–2.398%	11/13/18	146,500	145,796
5	Alberta (Province Of)	2.371%	11/21/18	99,000	98,477
5	Alberta (Province Of)	2.428%	12/20/18	297,000	294,822
5	Alberta (Province Of)	2.430%–2.440%	1/7/19	158,500	157,143
5	Alberta (Province Of)	2.439%	1/10/19	64,500	63,934
5	Alberta (Province Of)	2.419%–2.429%	1/22/19	84,250	83,448
5	Alberta (Province Of)	2.420%	1/30/19	59,500	58,903
	BNG Bank NV	1.951%	9/5/18	556,750	556,629
	BNG Bank NV	1.951%	9/6/18	365,750	365,651
5	CDP Financial Inc.	2.457%–2.489%	9/14/18	83,550	83,476
5	CDP Financial Inc.	2.511%	10/1/18	162,150	161,815
5	CDP Financial Inc.	2.501%–2.522%	10/2/18	32,700	32,630
5	CDP Financial Inc.	2.223%	10/26/18	22,500	22,424
5	CDP Financial Inc.	2.420%	10/31/18	36,500	36,355
5	CDP Financial Inc.	2.409%	12/17/18	162,950	161,797
5	CDP Financial Inc.	2.428%	12/18/18	102,300	101,563
5	CDP Financial Inc.	2.427%	12/19/18	44,500	44,177

13

Prime Money Market Fund

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
5	CDP Financial Inc.	2.399%	2/1/19	49,750	49,249
7	CPPIB Capital Inc.	2.319%	1/3/19	100,000	99,208
	Export Development Canada	2.337%	10/22/18	43,500	43,358
	Export Development Canada	2.419%	11/2/18	148,500	147,889
	Export Development Canada	2.400%	1/3/19	66,250	65,707
	Export Development Canada	2.390%	1/4/19	132,500	131,410
	Export Development Canada	2.401%	1/8/19	66,250	65,685
	Export Development Canada	2.425%	2/1/19	99,000	97,990
	Export Development Canada	2.420%	3/1/19	94,000	92,870
	Export Development Canada	2.421%	3/4/19	198,000	195,581
	Export Development Canada	2.410%	3/5/19	133,750	132,114
	Export Development Canada	2.410%	3/6/19	99,000	97,783
7	Ontario Teachers’ Finance Trust	2.340%	9/6/18	26,000	25,992
7	Ontario Teachers’ Finance Trust	2.258%	9/18/18	31,250	31,217
7	Ontario Teachers’ Finance Trust	2.515%	10/9/18	20,000	19,948
7	Ontario Teachers’ Finance Trust	2.353%	10/19/18	17,500	17,446
7	Ontario Teachers’ Finance Trust	2.496%	10/29/18	82,861	82,533
7	Ontario Teachers’ Finance Trust	2.309%	11/16/18	61,169	60,876
7	Ontario Teachers’ Finance Trust	2.475%	11/26/18	49,500	49,211
7	Ontario Teachers’ Finance Trust	2.474%	11/27/18	94,800	94,241
7	Ontario Teachers’ Finance Trust	2.422%	11/30/18	100,000	99,402
7	Ontario Teachers’ Finance Trust	2.410%–2.431%	12/4/18	74,000	73,539
7	Ontario Teachers’ Finance Trust	2.431%	12/18/18	25,000	24,820
7	Ontario Teachers’ Finance Trust	2.496%	1/17/19	25,000	24,764
7	Ontario Teachers’ Finance Trust	2.406%–2.487%	2/8/19	199,150	196,996
7	Ontario Teachers’ Finance Trust	2.484%	3/1/19	147,100	145,288
7	Ontario Teachers’ Finance Trust	2.452%	3/8/19	49,500	48,874
7	Ontario Teachers’ Finance Trust	2.539%	3/13/19	69,250	68,322
7	Ontario Teachers’ Finance Trust	2.562%	3/29/19	34,750	34,242
[6,7]	PSP Capital Inc.	2.245%	10/26/18	122,500	122,500
7	PSP Capital Inc.	2.379%	1/7/19	148,500	147,259
7	PSP Capital Inc.	2.420%	2/27/19	99,000	97,823
					5,332,536
Foreign Industrial (2.5%)
5	Nestle Capital Corp.	2.245%	9/5/18	178,250	178,206
5	Nestle Capital Corp.	2.247%	10/4/18	150,000	149,693
5	Nestle Capital Corp.	2.308%	10/9/18	147,250	146,894
5	Nestle Capital Corp.	2.338%	11/13/18	207,500	206,524
5	Nestle Capital Corp.	2.339%	11/19/18	197,750	196,743
5	Nestle Capital Corp.	2.358%	12/3/18	200,000	198,796
5	Nestle Capital Corp.	2.378%	12/10/18	99,000	98,354
5	Nestle Capital Corp.	2.257%–2.389%	12/11/18	285,750	283,915
5	Nestle Capital Corp.	2.410%	1/8/19	198,000	196,311
5	Nestle Capital Corp.	2.409%	1/9/19	99,000	98,149
5	Nestle Capital Corp.	2.410%	2/11/19	396,000	391,733
	Nestle Finance International Ltd.	2.287%	12/19/18	113,635	112,854
	Nestle Finance International Ltd.	2.429%	2/15/19	99,000	97,898
	Nestle Finance International Ltd.	2.430%	2/20/19	297,750	294,336
5	Total Capital Canada Ltd.	2.222%	10/24/18	65,250	65,038
	Toyota Credit Canada Inc.	2.389%	11/26/18	32,750	32,565
	Toyota Credit Canada Inc.	2.389%	11/27/18	32,750	32,562
					2,780,571

14

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Industrial (1.4%)
5 Apple Inc.	2.280%	12/11/18	168,500	167,432
5 Apple Inc.	2.367%	1/2/19	237,500	235,601
5 Apple Inc.	2.345%–2.355%	1/8/19	237,500	235,521
5 Apple Inc.	2.346%	1/23/19	64,250	63,654
5 Apple Inc.	2.357%	1/28/19	118,000	116,862
5 Henkel of America Inc.	2.266%	9/24/18	99,000	98,858
5 Henkel of America Inc.	2.266%	9/25/18	35,750	35,696
5 Henkel of America Inc.	2.233%–2.252%	10/22/18	62,950	62,751
5 Henkel of America Inc.	2.253%	10/24/18	33,150	33,041
5 Henkel of America Inc.	2.223%	11/6/18	39,950	39,788
5 The Coca-Cola Co.	2.267%	9/18/18	14,750	14,734
5 The Coca-Cola Co.	2.267%	9/19/18	14,750	14,733
5 The Coca-Cola Co.	2.245%	10/4/18	200,000	199,591
5 The Coca-Cola Co.	2.267%	12/5/18	32,000	31,810
5 The Coca-Cola Co.	2.247%	12/14/18	158,500	157,479
				1,507,551
Total Commercial Paper (Cost $42,643,265)				42,643,265
Certificates of Deposit (24.3%)
Domestic Banks (5.0%)
Citibank NA	2.350%	11/1/18	738,000	738,000
6 HSBC Bank USA NA	2.271%	10/2/18	153,000	153,000
6 HSBC Bank USA NA	2.281%	11/2/18	71,975	71,975
6 HSBC Bank USA NA	2.286%	11/23/18	82,250	82,250
6 HSBC Bank USA NA	2.285%	11/27/18	30,750	30,750
6 HSBC Bank USA NA	2.320%	12/4/18	148,250	148,250
6 HSBC Bank USA NA	2.420%	2/4/19	264,750	264,750
6 HSBC Bank USA NA	2.239%	3/21/19	50,000	50,000
6 HSBC Bank USA NA	2.264%	4/1/19	265,250	265,250
6 State Street Bank & Trust Co.	2.265%	9/28/18	297,000	297,000
6 State Street Bank & Trust Co.	2.283%	10/29/18	297,000	297,000
6 State Street Bank & Trust Co.	2.286%	11/26/18	596,000	596,000
6 Wells Fargo Bank NA	2.433%	9/17/18	233,000	233,000
6 Wells Fargo Bank NA	2.513%	9/28/18	470,000	470,000
Wells Fargo Bank NA	2.410%	11/2/18	500,000	500,000
Wells Fargo Bank NA	2.400%	12/3/18	249,000	249,000
6 Wells Fargo Bank NA	2.232%	2/4/19	500,000	500,000
6 Wells Fargo Bank NA	2.230%	2/5/19	525,000	525,000
				5,471,225
Yankee Certificates of Deposit (19.3%)
6 Bank of Montreal (Chicago Branch)	2.267%	9/12/18	259,000	259,000
6 Bank of Montreal (Chicago Branch)	2.309%	9/21/18	399,000	399,000
6 Bank of Montreal (Chicago Branch)	2.316%	9/24/18	277,000	277,000
6 Bank of Montreal (Chicago Branch)	2.443%	10/15/18	139,000	139,000
6 Bank of Montreal (Chicago Branch)	2.490%	11/6/18	150,000	150,000
6 Bank of Montreal (Chicago Branch)	2.331%	1/2/19	275,000	275,000
6 Bank of Montreal (Chicago Branch)	2.332%	2/1/19	300,000	300,000
6 Bank of Montreal (Chicago Branch)	2.332%	2/1/19	170,000	170,000
6 Bank of Montreal (Chicago Branch)	2.330%	2/4/19	150,000	150,000
6 Bank of Montreal (Chicago Branch)	2.307%	2/12/19	350,000	350,000
6 Bank of Montreal (Chicago Branch)	2.251%	3/4/19	160,000	160,000
6 Bank of Nova Scotia (Houston Branch)	2.370%	10/5/18	145,000	145,000
6 Bank of Nova Scotia (Houston Branch)	2.309%	12/21/18	210,000	210,000

15

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Canadian Imperial Bank of Commerce
(New York Branch)	2.000%	9/17/18	14,250	14,248
6 Canadian Imperial Bank of Commerce
(New York Branch)	2.307%	9/20/18	420,000	420,000
6 Canadian Imperial Bank of Commerce
(New York Branch)	2.360%	10/5/18	525,000	525,000
6 Canadian Imperial Bank of Commerce
(New York Branch)	2.307%	10/22/18	74,000	73,993
6 Canadian Imperial Bank of Commerce
(New York Branch)	2.320%	2/5/19	175,000	175,000
6 Commonwealth Bank of Australia
(New York Branch)	2.193%	2/15/19	99,000	99,000
6 DNB Bank ASA (New York Branch)	2.267%	1/18/19	440,000	440,000
6 DNB Bank ASA (New York Branch)	2.236%	1/23/19	550,000	550,000
MUFG Bank Ltd. (New York Branch)	2.350%	10/29/18	455,000	455,000
MUFG Bank Ltd. (New York Branch)	2.340%	11/6/18	500,000	500,000
MUFG Bank Ltd. (New York Branch)	2.350%	11/9/18	100,000	100,000
MUFG Bank Ltd. (New York Branch)	2.360%	11/16/18	350,000	350,000
MUFG Bank Ltd. (New York Branch)	2.320%	12/10/18	30,000	30,000
MUFG Bank Ltd. (New York Branch)	2.330%	12/20/18	170,000	170,000
Nordea Bank AB (New York Branch)	2.390%	12/7/18	495,000	494,993
6 Nordea Bank AB (New York Branch)	2.245%	2/25/19	454,250	454,250
6 Nordea Bank AB (New York Branch)	2.223%	4/1/19	450,000	450,000
6 Nordea Bank AB (New York Branch)	2.233%	5/15/19	48,500	48,500
6 Nordea Bank AB (New York Branch)	2.230%	5/17/19	750,000	749,973
6 Royal Bank of Canada (New York Branch)	2.257%	9/12/18	260,000	260,000
6 Royal Bank of Canada (New York Branch)	2.460%	9/17/18	140,000	140,000
6 Royal Bank of Canada (New York Branch)	2.411%	10/9/18	993,000	993,000
6 Royal Bank of Canada (New York Branch)	2.329%	1/7/19	400,000	400,000
6 Royal Bank of Canada (New York Branch)	2.317%	1/22/19	150,000	150,000
6 Royal Bank of Canada (New York Branch)	2.320%	2/5/19	400,000	400,000
6 Royal Bank of Canada (New York Branch)	2.307%	2/11/19	495,000	495,000
6 Royal Bank of Canada (New York Branch)	2.254%	4/1/19	270,000	270,000
6 Royal Bank of Canada (New York Branch)	2.306%	4/23/19	150,000	150,000
6 Skandinaviska Enskilda Banken AB
(New York Branch)	2.427%	9/19/18	750,000	750,000
6 Skandinaviska Enskilda Banken AB
(New York Branch)	2.440%	10/5/18	298,000	298,000
6 Skandinaviska Enskilda Banken AB
(New York Branch)	2.440%	10/5/18	386,100	386,100
6 Skandinaviska Enskilda Banken AB
(New York Branch)	2.397%	10/19/18	520,000	520,000
6 Sumitomo Mitsui Banking Corp.
(New York Branch)	2.285%	11/1/18	623,000	623,000
6 Sumitomo Mitsui Banking Corp.
(New York Branch)	2.187%	12/13/18	429,000	429,000
6 Svenska HandelsBanken AB
(New York Branch)	2.240%	9/4/18	569,000	569,000
6 Svenska HandelsBanken AB
(New York Branch)	2.259%	9/7/18	272,000	272,000
6 Svenska HandelsBanken AB
(New York Branch)	2.279%	9/21/18	470,000	470,000
6 Svenska HandelsBanken AB
(New York Branch)	2.307%	11/19/18	1,000,000	1,000,000

16

Prime Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
6 Svenska HandelsBanken AB
(New York Branch)	2.299%	12/21/18	138,000	138,000
6 Svenska HandelsBanken AB
(New York Branch)	2.235%	2/28/19	530,000	530,000
6 Svenska HandelsBanken AB
(New York Branch)	2.264%	4/1/19	400,000	400,000
6 Svenska HandelsBanken AB
(New York Branch)	2.247%	5/20/19	100,000	100,000
6 Swedbank AB (New York Branch)	2.440%	10/5/18	140,000	140,000
6 Swedbank AB (New York Branch)	2.290%	11/6/18	750,000	750,000
Toronto-Dominion Bank (New York Branch)	2.500%	1/7/19	520,000	520,000
6 Westpac Banking Corp. (New York Branch)	2.293%	1/10/19	62,000	61,971
6 Westpac Banking Corp. (New York Branch)	2.317%	2/13/19	234,000	234,000
6 Westpac Banking Corp. (New York Branch)	2.317%	2/14/19	500,000	500,000
				21,033,028
Total Certificates of Deposit (Cost $26,504,253)				26,504,253
Other Notes (1.8%)
6 Bank of America NA	2.297%	9/10/18	157,000	157,000
6 Bank of America NA	2.467%	10/22/18	250,000	250,000
6 Bank of America NA	2.466%	10/23/18	250,000	250,000
Bank of America NA	2.410%	11/1/18	247,500	247,500
6 Bank of America NA	2.501%	11/2/18	346,500	346,500
Bank of America NA	2.420%	11/5/18	247,500	247,500
6 Bank of America NA	2.473%	11/8/18	154,250	154,250
Bank of America NA	2.400%	11/13/18	247,500	247,500
6 Bank of America NA	2.332%	4/1/19	52,500	52,528
Total Other Notes (Cost $1,952,778)				1,952,778
Repurchase Agreements (0.3%)
JP Morgan Securities LLC
(Dated 8/31/18, Repurchase Value
$332,072,000, collateralized by U. S.
Treasury Note/Bond 1.625%–2.750%,
7/31/20–7/31/23, with a value of
$338,640,000) (Cost $332,000)	1.950%	9/4/18	332,000	332,000
Taxable Municipal Bonds (0.0%)
8 Greene County GA Development Authority
Revenue VRDO (Cost $6,250)	2.000%	9/7/18	6,250	6,250
Total Investments (99.8%) (Cost $108,790,140)				108,790,140

17

Prime Money Market Fund

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in Vanguard	5,428
Receivables for Accrued Income	68,546
Receivables for Capital Shares Issued	254,286
Other Assets	90,607
Total Other Assets	418,867
Liabilities
Payables for Capital Shares Redeemed	(172,857)
Payables for Distributions	(11,972)
Payables to Vanguard	(8,059)
Other Liabilities	(428)
Total Liabilities	(193,316)
Net Assets (100%)	109,015,691

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	109,011,976
Overdistributed Net Investment Income	(13)
Accumulated Net Realized Gains	3,728
Net Assets	109,015,691

Investor Shares—Net Assets
Applicable to 92,885,694,144 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	92,898,002
Net Asset Value Per Share—Investor Shares	$1.00

Admiral Shares—Net Assets
Applicable to 16,115,718,767 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	16,117,689
Net Asset Value Per Share—Admiral Shares	$1.00

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security based upon 3-month U.S. Treasury Bill Auction High Money Market Yield plus spread.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At August 31, 2018, the aggregate value of these securities was $29,004,511,000, representing 26.6% of net assets.
6 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
7 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2018, the aggregate value of these securities was $1,564,501,000, representing 1.4% of net assets.
8 Scheduled principal and interest payments are guaranteed by bank letter of credit.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Prime Money Market Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Interest	1,731,386
Total Income	1,731,386
Expenses
The Vanguard Group—Note B
Investment Advisory Services	3,049
Management and Administrative—Investor Shares	113,783
Management and Administrative—Admiral Shares	11,654
Marketing and Distribution—Investor Shares	18,502
Marketing and Distribution—Admiral Shares	838
Custodian Fees	880
Auditing Fees	34
Shareholders’ Reports and Proxy—Investor Shares	1,288
Shareholders’ Reports and Proxy—Admiral Shares	75
Trustees’ Fees and Expenses	91
Total Expenses	150,194
Net Investment Income	1,581,192
Realized Net Gain (Loss) on Investment Securities Sold	(4,203)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,576,989

See accompanying Notes, which are an integral part of the Financial Statements.

19

Prime Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,581,192	834,141
Realized Net Gain (Loss)	(4,203)	1,961
Net Increase (Decrease) in Net Assets Resulting from Operations	1,576,989	836,102
Distributions
Net Investment Income
Investor Shares	(1,363,449)	(726,141)
Admiral Shares	(217,801)	(107,955)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(1,581,250)	(834,096)
Capital Share Transactions (at $1.00 per share)
Investor Shares	8,015,413	(15,325,634)
Admiral Shares	4,121,058	(4,432,381)
Net Increase (Decrease) from Capital Share Transactions	12,136,471	(19,758,015)
Total Increase (Decrease)	12,132,210	(19,756,009)
Net Assets
Beginning of Period	96,883,481	116,639,490
End of Period[1]	109,015,691	96,883,481

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($13,000) and $45,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Prime Money Market Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 016[1]	.008[1]	.0032	.0002	.0001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.016	.008	.0032	.0002	.0001
Distributions
Dividends from Net Investment Income	(.016)	(.008)	(.0032)	(.0002)	(.0001)
Distributions from Realized Capital Gains	—	—	—	—	(.0000)
Total Distributions	(.016)	(.008)	(.0032)	(.0002)	(.0001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return [3]	1.59%	0.83%	0.32%	0.02%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$92,898	$84,886	$100,210	$105,820	$101,910
Ratio of Total Expenses to Average Net Assets[4]	0.16%	0.16%	0.16%	0.15%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.59%	0.82%	0.32%	0.02%	0.01%

1 Calculated based on average shares outstanding.

2 Distribution was less than $.0001 per share.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4 Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The fund is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2016, 0.16% for 2015, and 0.16% for 2014. For the years ended August 31, 2018 and 2017, there were no expense reductions.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Prime Money Market Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 016[1]	.009[1]	.004	.001	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.016	.009	.004	.001	.001
Distributions
Dividends from Net Investment Income	(.016)	(.009)	(.004)	(.001)	(.001)
Distributions from Realized Capital Gains	—	—	—	—	(.000)[2]
Total Distributions	(.016)	(.009)	(.004)	(.001)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return [3]	1.66%	0.89%	0.38%	0.07%	0.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,118	$11,997	$16,429	$28,988	$28,699
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of Net Investment Income to
Average Net Assets	1.65%	0.88%	0.38%	0.07%	0.05%

Institutional Shares were renamed Admiral Shares in December 2015. Prior periods’ Financial Highlights are for the Institutional class.

1 Calculated based on average shares outstanding.

2 Distribution was less than $.0001 per share.

3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Prime Money Market Fund

Notes to Financial Statements

Vanguard Prime Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

23

Prime Money Market Fund

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $5,428,000, representing 0.00% of the fund’s net assets and 2.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At August 31, 2018, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Permanent differences, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

24

Prime Money Market Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

As of period end, the tax components of accumulated net earnings (losses) are detailed in the table asfollows:

Amount
($000)
Undistributed ordinary income	19,891
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(4,204)
Net unrealized gains (losses)	—

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	108,790,140
Gross unrealized appreciation	—
Gross unrealized depreciation	—
Net unrealized appreciation (depreciation)	—

E. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	57,734,205	57,734,439	64,128,512	64,127,620
Issued in Lieu of Cash Distributions	1,273,993	1,273,993	680,319	680,319
Redeemed	(50,992,785)	(50,992,785)	(80,134,465)	(80,134,468)
Net Increase (Decrease) —Investor Shares	8,015,413	8,015,647	(15,325,634)	(15,326,529)
Admiral Shares
Issued	11,041,702	11,041,469	8,144,434	8,145,324
Issued in Lieu of Cash Distributions	202,222	202,222	102,733	102,733
Redeemed	(7,122,866)	(7,122,866)	(12,679,548)	(12,679,548)
Net Increase (Decrease)—Admiral Shares	4,121,058	4,120,825	(4,432,381)	(4,431,491)

F. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

25

Federal Money Market Fund

Fund Profile
As of August 31, 2018

Financial Attributes
Ticker Symbol	VMFXX
Expense Ratio[1]	0.11%
7-Day SEC Yield	1.93%
Average Weighted
Maturity	55 days

Sector Diversification (% of portfolio)
Repurchase Agreements	16.4%
U.S. Government Obligations	27.7
U.S. Treasury Bills	55.9

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

1 The expense ratio shown is from the prospectus dated December 22, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratio was 0.11%.

26

Federal Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2008, Through August 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2018

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Federal Money Market Fund	1.42%	0.45%	0.34%	$10,342
Government Money Market Funds
Average	0.87	0.21	0.15	10,150
FTSE Three-Month U.S. Treasury Bill
Index	1.49	0.44	0.31	10,334
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

27

Federal Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2008, Through August 31, 2018
		Gov't Money
		Market Funds Average
Fiscal Year	Total Returns	Total Returns
2009	1.06%	0.43%
2010	0.04	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.01	0.00
2014	0.02	0.00
2015	0.01	0.00
2016	0.23	0.00
2017	0.57	0.19
2018	1.42	0.87
7-day SEC yield (8/31/2018): 1.93%
Government Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended June 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Federal Money Market Fund	7/13/1981	1.26%	0.38%	0.34%

28

Federal Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (83.5%)
2	Fannie Mae Discount Notes	2.000%	10/24/18	100,000	99,707
2	Fannie Mae Discount Notes	2.080%	11/14/18	20,000	19,915
2	Fannie Mae Discount Notes	2.091%	11/21/18	19,211	19,121
3	Federal Home Loan Bank Discount
	Notes	1.925%–1.951%	9/5/18	230,100	230,051
3	Federal Home Loan Bank Discount
	Notes	1.971%	9/6/18	91,661	91,636
3	Federal Home Loan Bank Discount
	Notes	1.925%–1.941%	9/7/18	505,050	504,887
3	Federal Home Loan Bank Discount
	Notes	1.921%–1.941%	9/10/18	225,140	225,031
3	Federal Home Loan Bank Discount
	Notes	1.921%	9/11/18	150,000	149,920
3	Federal Home Loan Bank Discount
	Notes	1.924%	9/12/18	1,500,000	1,499,121
3	Federal Home Loan Bank Discount
	Notes	1.965%	9/17/18	500,000	499,567
3	Federal Home Loan Bank Discount
	Notes	1.944%	9/20/18	750,000	749,236
3	Federal Home Loan Bank Discount
	Notes	1.965%	10/1/18	300,000	299,510
3	Federal Home Loan Bank Discount
	Notes	1.961%	10/3/18	50,000	49,913
3	Federal Home Loan Bank Discount
	Notes	2.046%	10/19/18	56,550	56,396
3	Federal Home Loan Bank Discount
	Notes	2.035%–2.036%	10/24/18	175,000	174,477
3	Federal Home Loan Bank Discount
	Notes	2.057%–2.086%	10/26/18	1,524,650	1,519,878
3	Federal Home Loan Bank Discount
	Notes	2.076%	11/14/18	317,990	316,640
3	Federal Home Loan Bank Discount
	Notes	2.080%	11/16/18	261,000	259,860

29

Federal Money Market Fund

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
3	Federal Home Loan Bank Discount
	Notes	2.064%–2.111%	11/21/18	383,300	381,531
3	Federal Home Loan Bank Discount
	Notes	2.090%	11/23/18	530,000	527,460
3	Federal Home Loan Bank Discount
	Notes	2.070%	11/26/18	500,000	497,545
3	Federal Home Loan Bank Discount
	Notes	2.059%–2.070%	11/27/18	624,540	621,445
3	Federal Home Loan Bank Discount
	Notes	2.086%	12/3/18	377,815	375,795
3	Federal Home Loan Bank Discount
	Notes	2.120%	12/21/18	350,000	347,728
3	Federal Home Loan Bank Discount
	Notes	2.125%	12/24/18	120,000	119,198
[3,4]	Federal Home Loan Banks	1.935%	9/4/18	240,500	240,500
[3,4]	Federal Home Loan Banks	1.937%	9/18/18	240,000	239,996
[3,4]	Federal Home Loan Banks	1.950%	9/27/18	600,000	600,000
[3,4]	Federal Home Loan Banks	1.930%	10/26/18	1,000,000	1,000,000
[3,5]	Federal Home Loan Banks	1.993%	11/8/18	100,000	99,999
[3,4]	Federal Home Loan Banks	1.952%	11/20/18	1,000,000	1,000,000
[3,4]	Federal Home Loan Banks	1.989%	11/21/18	500,000	500,000
[3,4]	Federal Home Loan Banks	1.986%	11/23/18	230,000	230,000
[3,4]	Federal Home Loan Banks	1.972%	11/28/18	600,000	600,000
[3,4]	Federal Home Loan Banks	1.942%	12/3/18	789,900	789,900
[3,4]	Federal Home Loan Banks	2.005%	3/28/19	250,000	250,000
[3,4]	Federal Home Loan Banks	1.962%	4/1/19	250,000	250,000
[3,4]	Federal Home Loan Banks	1.962%	4/1/19	450,000	450,000
[3,4]	Federal Home Loan Banks	1.962%	4/1/19	250,000	250,000
[3,4]	Federal Home Loan Banks	1.950%	4/26/19	1,000,000	1,000,000
[3,4]	Federal Home Loan Banks	1.957%	5/1/19	250,000	250,000
[3,6]	Federal Home Loan Banks	2.152%	5/24/19	380,000	380,378
[3,4]	Federal Home Loan Banks	1.997%	7/19/19	750,000	750,000
[3,4]	Federal Home Loan Banks	1.960%	7/26/19	88,000	88,000
[3,4]	Federal Home Loan Banks	1.960%	7/26/19	375,000	375,000
[3,4]	Federal Home Loan Banks	1.960%	7/26/19	450,000	450,000
[3,4]	Federal Home Loan Banks	1.977%	8/1/19	250,000	250,000
[3,4]	Federal Home Loan Banks	1.982%	11/1/19	500,000	500,000
[3,4]	Federal Home Loan Banks	1.982%	11/4/19	250,000	250,000
[3,4]	Federal Home Loan Banks	1.979%	11/7/19	250,000	250,000
[3,4]	Federal Home Loan Banks	1.979%	11/7/19	250,000	250,000
[2,4]	Federal Home Loan Mortgage Corp.	1.959%	12/7/18	1,500,000	1,500,000
[2,4]	Federal Home Loan Mortgage Corp.	1.935%	1/30/19	1,000,000	1,000,000
[2,4]	Federal Home Loan Mortgage Corp.	1.965%	6/28/19	250,000	250,042
[2,4]	Federal Home Loan Mortgage Corp.	1.980%	7/5/19	250,000	250,050
[2,4]	Federal Home Loan Mortgage Corp.	1.983%	8/8/19	1,000,000	1,000,000
[2,4]	Federal Home Loan Mortgage Corp.	1.967%	8/12/19	1,000,000	1,000,000
2	Freddie Mac Discount Notes	1.923%–1.929%	9/4/18	35,000	34,994
2	Freddie Mac Discount Notes	1.936%	9/5/18	50,000	49,989
2	Freddie Mac Discount Notes	1.928%	9/10/18	100,000	99,952
2	Freddie Mac Discount Notes	1.959%–2.010%	10/2/18	240,000	239,597
2	Freddie Mac Discount Notes	2.030%	10/11/18	34,000	33,924
2	Freddie Mac Discount Notes	1.991%–2.010%	10/18/18	341,667	340,779
2	Freddie Mac Discount Notes	2.061%	11/5/18	200,000	199,260
2	Freddie Mac Discount Notes	2.081%	11/20/18	75,000	74,655

30

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
2 Freddie Mac Discount Notes	2.121%	11/29/18	89,375	88,909
United States Treasury Bill	1.919%	9/6/18	2,091,384	2,090,829
United States Treasury Bill	1.913%	9/27/18	419,856	419,281
United States Treasury Bill	1.950%	10/4/18	1,450,000	1,447,421
United States Treasury Bill	1.955%	10/11/18	5,000,000	4,989,195
United States Treasury Bill	1.990%	10/18/18	5,000,000	4,987,075
United States Treasury Bill	1.980%–2.005%	10/25/18	4,000,000	3,988,135
United States Treasury Bill	2.002%–2.010%	11/1/18	5,400,000	5,381,771
United States Treasury Bill	2.020%–2.026%	11/8/18	5,000,000	4,981,035
United States Treasury Bill	2.041%–2.056%	11/15/18	4,500,000	4,480,953
United States Treasury Bill	2.046%–2.099%	11/23/18	5,500,000	5,474,053
United States Treasury Bill	2.091%–2.092%	11/29/18	5,250,000	5,223,001
United States Treasury Bill	2.097%	12/13/18	2,450,000	2,435,455
United States Treasury Bill	2.163%	1/24/19	750,000	743,535
United States Treasury Bill	2.184%	1/31/19	2,000,000	1,981,760
United States Treasury Bill	2.204%	2/7/19	2,500,000	2,475,929
United States Treasury Bill	2.204%	2/14/19	3,000,000	2,969,843
United States Treasury Bill	2.209%	2/21/19	2,000,000	1,979,000
5 United States Treasury Floating Rate Note	2.261%	10/31/18	600,000	600,001
Total U.S. Government and Agency Obligations (Cost $83,739,764)				83,739,764
Repurchase Agreements (16.4%)
Bank of Montreal
(Dated 7/24/18, Repurchase Value
$250,597,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%–3.875%, 1/15/22–2/15/48,
U.S. Treasury Bill 0.000%, 9/27/18,
and U.S. Treasury Note/Bond
1.000%–4.250%, 1/31/19–8/15/47,
with a value of $255,000,000)	1.910%	9/7/18	250,000	250,000
Bank of Montreal
(Dated 8/10/18, Repurchase Value
$500,829,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%–3.875%, 1/15/20–2/15/41, U.S.
Treasury Bill 0.000%, 9/27/18–8/15/19,
and U.S. Treasury Note/Bond
0.750%–5.000%, 11/30/18–8/15/48,
with a value of $510,000,000)	1.990%	10/9/18	500,000	500,000
Bank of Montreal
(Dated 8/14/18, Repurchase Value
$500,810,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%–0.750%, 4/15/20–7/15/28, U.S.
Treasury Bill 0.000%, 9/27/18–5/23/19,
and U.S. Treasury Note/Bond
1.000%–4.250%, 6/30/19–8/15/48,
with a value of $510,000,000)	2.010%	10/12/18	500,000	500,000

31

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Bank of Nova Scotia
(Dated 8/31/18, Repurchase Value
$1,300,282,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%–3.875%, 4/15/19–2/15/45, U.S.
Treasury Bill 0.000%, 9/6/18–4/15/19,
and U.S. Treasury Note/Bond
0.750%–3.750%, 9/30/18–8/15/48,
with a value of $1,326,000,000)	1.950%	9/4/18	1,300,000	1,300,000
Canadian Imperial Bank of Commerce
(Dated 8/28/18, Repurchase Value
$200,076,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%, 4/15/19, and U.S. Treasury
Note/Bond 1.625%–4.375%,
1/31/22–11/15/46, with a value of
$204,000,000)	1.950%	9/4/18	200,000	200,000
Canadian Imperial Bank of Commerce
(Dated 8/31/18, Repurchase Value
$2,050,446,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%–1.750%, 4/15/20–1/15/28,
and U.S. Treasury Note/Bond
1.375%–3.625%, 4/30/20–11/15/46,
with a value of $2,091,000,000)	1.960%	9/4/18	2,050,000	2,050,000
Canadian Imperial Bank of Commerce
(Dated 8/30/18, Repurchase Value
$1,000,381,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%, 4/15/20, and U.S. Treasury
Note/Bond 1.375%–4.375%,
10/31/19–5/15/47, with a value of
$1,020,000,000)	1.960%	9/6/18	1,000,000	1,000,000
Credit Agricole Corporate & Investment
Bank NY Branch (Dated 8/28/18,
Repurchase Value $1,000,379,000,
collateralized by Treasury Inflation
Indexed Note/Bond 0.125%–1.750%,
1/15/23–1/15/28, U. S. Treasury Bill
0.000%, 9/20/18–2/7/19, and U.S.
Treasury Note/Bond 1.375%–3.125%,
9/30/20–5/15/46, with a value of
$1,020,000,000)	1.950%	9/4/18	1,000,000	1,000,000
Credit Agricole Corporate & Investment
Bank NY Branch (Dated 8/31/18,
Repurchase Value $1,000,218,000,
collateralized by U. S. Treasury Note/Bond
2.000%–2.625%, 11/15/20–2/15/25,
with a value of $1,020,000,000)	1.960%	9/4/18	1,000,000	1,000,000

32

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
Credit Agricole Corporate & Investment
Bank NY Branch (Dated 8/30/18,
Repurchase Value $1,000,381,000,
collateralized by Treasury Inflation Indexed
Note/Bond 0.125%, 1/15/22, U.S. Treasury
Bill 0.000%, 10/25/18–1/31/19, and U.S.
Treasury Note/Bond 0.750%– 6.250%,
9/30/18–8/15/46, with a value of
$1,020,000,000)	1.960%	9/6/18	1,000,000	1,000,000
Credit Agricole Corporate & Investment
Bank NY Branch (Dated 8/31/18, Repurchase
Value $1,000,379,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.375%–3.875%, 7/15/23–4/15/29, and
U. S. Treasury Note/Bond 1.125%–3.000%,
3/31/19–2/15/48, with a value of
$1,020,000,000)	1.950%	9/7/18	1,000,000	1,000,000
JP Morgan Securities LLC
(Dated 8/31/18, Repurchase Value
$550,119,000, collateralized by U. S.
Treasury Note/Bond 0.875%–2.625%,
1/31/19–3/31/25, with a value of
$561,000,000)	1.950%	9/4/18	550,000	550,000
Mizuho Securities (USA) Inc.
(Dated 8/31/18, Repurchase Value
$500,109,000, collateralized by U. S.
Treasury Bill 0.000%, 5/23/19–7/18/19,
and U.S. Treasury Note/Bond
1.000%–2.875%, 11/30/19–11/15/46,
with a value of $510,000,000)	1.960%	9/4/18	500,000	500,000
RBC Dominion Securities Inc.
(Dated 8/20/18, Repurchase Value
$100,080,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%–1.375%, 4/15/19–2/15/44,
and U.S. Treasury Note/Bond
1.000%–5.500%, 7/31/19–2/15/46,
with a value of $102,000,000)	1.920%	9/4/18	100,000	100,000
RBC Capital Markets LLC
(Dated 8/27/18, Repurchase Value
$750,325,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%–2.375%, 4/15/20–1/15/25,
and U.S. Treasury Note/Bond
1.625%–4.375%, 6/15/21–5/15/46,
with a value of $765,000,000)	1.950%	9/4/18	750,000	750,000
RBC Capital Markets LLC
(Dated 8/28/18, Repurchase Value
$1,350,585,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%–3.875%, 4/15/19–4/15/29,
and U.S. Treasury Note/Bond
1.750%–3.125%, 1/31/22–2/15/48,
with a value of $1,377,000,000)	1.950%	9/5/18	1,350,000	1,350,000

33

Federal Money Market Fund

			Face	Market
		Maturity	Amount	Value •
	Yield[1]	Date	($000)	($000)
RBC Capital Markets LLC
(Dated 8/31/18, Repurchase Value
$2,450,929,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%–2.375%, 4/15/19–2/15/48,
and U.S. Treasury Note/Bond
1.000%–4.375%, 8/31/19–8/15/47,
with a value of $2,499,000,000)	1.950%	9/7/18	2,450,000	2,450,000
RBC Dominion Securities Inc.
(Dated 8/31/18, Repurchase Value
$350,133,000, collateralized by
Treasury Inflation Indexed Note/Bond
0.125%–1.000%, 4/15/19–2/15/48,
and U.S. Treasury Note/Bond
0.875%–5.500%, 7/31/19–2/15/47,
with a value of $357,000,000)	1.950%	9/7/18	350,000	350,000
TD Securities (USA) LLC
(Dated 8/28/18, Repurchase Value
$100,038,000, collateralized by U. S.
Treasury Note/Bond 1.250%–2.125%,
4/30/19– 6/30/22, with a value of
$102,000,000)	1.950%	9/4/18	100,000	100,000
TD Securities (USA) LLC
(Dated 8/28/18, Repurchase Value
$275,105,000, collateralized by Federal
National Mortgage Assn. 7.125%,
1/15/30, and U.S. Treasury Note/Bond
1.500%–3.625%, 10/31/19–2/15/28,
with a value of $280,745,000)	1.960%	9/4/18	275,000	275,000
TD Securities (USA) LLC
(Dated 8/30/18, Repurchase Value
$200,076,000, collateralized by U. S.
Treasury Note/Bond 1.625%–2.875%,
6/30/19–8/15/28, with a value of
$204,000,000)	1.960%	9/6/18	200,000	200,000
Total Repurchase Agreements (Cost $16,425,000)				16,425,000
Total Investments (99.9%) (Cost $100,164,764)				100,164,764

34

Federal Money Market Fund

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	5,054
Receivables for Accrued Income	18,822
Receivables for Capital Shares Issued	222,486
Other Assets	25,657
Total Other Assets	272,019
Liabilities
Payables for Investment Securities Purchased	(24,576)
Payables for Capital Shares Redeemed	(117,655)
Payables for Distributions	(2,342)
Payables to Vanguard	(5,402)
Total Liabilities	(149,975)
Net Assets (100%)
Applicable to 100,289,016,434 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	100,286,808
Net Asset Value Per Share	$1.00

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	100,289,525
Undistributed Net Investment Income	1
Accumulated Net Realized Losses	(2,718)
Net Assets	100,286,808

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Adjustable-rate security based upon 1-month USD LIBOR plus spread.
5 Adjustable-rate security based upon 3-month U.S. Treasury Bill Auction High Money Market Yield plus spread.
6 Adjustable-rate security based upon 3-month USD LIBOR plus spread.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Federal Money Market Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Interest	1,379,957
Total Income	1,379,957
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,759
Management and Administrative	73,952
Marketing and Distribution	19,447
Custodian Fees	754
Auditing Fees	33
Shareholders’ Reports and Proxy	1,466
Trustees’ Fees and Expenses	109
Total Expenses	98,520
Net Investment Income	1,281,437
Realized Net Gain (Loss) on Investment Securities Sold	(2,178)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,279,259

See accompanying Notes, which are an integral part of the Financial Statements.

36

Federal Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,281,437	402,841
Realized Net Gain (Loss)	(2,178)	(596)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,279,259	402,245
Distributions
Net Investment Income	(1,281,485)	(402,787)
Realized Capital Gain	—	—
Total Distributions	(1,281,485)	(402,787)
Capital Share Transactions (at $1.00 per share)
Issued	80,892,899	88,362,924
Issued in Lieu of Cash Distributions	1,259,244	395,681
Redeemed	(61,314,694)	(48,110,472)
Net Increase (Decrease) from Capital Share Transactions	20,837,449	40,648,133
Total Increase (Decrease)	20,835,223	40,647,591
Net Assets
Beginning of Period	79,451,585	38,803,994
End of Period[1]	100,286,808	79,451,585
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,000 and $49,000.

See accompanying Notes, which are an integral part of the Financial Statements.

37

Federal Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 014[1]	.006[1]	.0022	.0001	.0001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.014	.006	.0022	.0001	.0001
Distributions
Dividends from Net Investment Income	(.014)	(.006)	(.0022)	(.0001)	(.0001)
Distributions from Realized Capital Gains	—	—	—	—	(.0000)[2]
Total Distributions	(.014)	(.006)	(.0022)	(.0001)	(.0001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return [3]	1.42%	0.57%	0.23%	0.01%	0.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$100,287	$79,452	$38,804	$3,325	$3,108
Ratio of Total Expenses to Average Net Assets[4]	0.11%	0.11%	0.11%	0.10%	0.09%
Ratio of Net Investment Income to
Average Net Assets	1.43%	0.60%	0.27%	0.01%	0.01%

1 Calculated based on average shares outstanding.
2 Distribution was less than $.0001 per share.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The fund is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.11% for 2016, 0.11% for 2015, and 0.11% for 2014. For the years ended August 31, 2018 and 2017, there were no expense reductions.

See accompanying Notes, which are an integral part of the Financial Statements.

38

Federal Money Market Fund

Notes to Financial Statements

Vanguard Federal Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities, and repurchase agreements collateralized by such instruments.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s

39

Federal Money Market Fund

Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $5,054,000, representing 0.01% of the fund’s net assets and 2.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At August 31, 2018, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

40

Federal Money Market Fund

D. Permanent differences, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

As of period end, the tax components of accumulated net earnings (losses) are detailed in the table asfollows:

Amount
($000)
Undistributed ordinary income	2,400
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(2,775)
Net unrealized gains (losses)	—

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	100,164,764
Gross unrealized appreciation	—
Gross unrealized depreciation	—
Net unrealized appreciation (depreciation)	—

E. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

41

Treasury Money Market Fund

Fund Profile
As of August 31, 2018

Financial Attributes
Ticker Symbol	VUSXX
Expense Ratio[1]	0.09%
7-Day SEC Yield	1.95%
Average Weighted
Maturity	56 days

Sector Diversification (% of portfolio)
U.S. Treasury Bills	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

1 The expense ratio shown is from the prospectus dated December 22, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratio was 0.09%.

42

Treasury Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: August 31, 2008, Through August 31, 2018
Initial Investment of $50,000

	Average Annual Total Returns
	Periods Ended August 31, 2018

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment

Treasury Money Market Fund	1.43%	0.43%	0.29%	$51,482
iMoneyNet Money Fund Report’s
• • • • • • •• 100% Treasury Funds Average	0.92	0.22	0.13	50,644
FTSE Three-Month U.S. Treasury Bill
Index	1.49	0.44	0.31	51,670
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

See Financial Highlights for dividend information.

43

Treasury Money Market Fund

Fiscal-Year Total Returns (%): August 31, 2008, Through August 31, 2018
		iMoneyNet
		Average
Fiscal Year	Total Returns	Total Returns
2009	0.70%	0.17%
2010	0.03	0.00
2011	0.02	0.00
2012	0.01	0.00
2013	0.02	0.00
2014	0.01	0.00
2015	0.01	0.00
2016	0.17	0.00
2017	0.54	0.19
2018	1.43	0.92
7-day SEC yield (8/31/2018): 1.95%
iMoneyNet Money Fund Report’s 100% Treasury Funds Average: Derived from data provided by iMoneyNet, Inc.

Average Annual Total Returns: Periods Ended June 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Treasury Money Market Fund	12/14/1992	1.26%	0.37%	0.29%

44

Treasury Money Market Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value •
		Yield[1]	Date	($000)	($000)
U. S. Government and Agency Obligations (99.7%)
	United States Treasury Bill	1.905%–1.922%	9/6/18	1,587,232	1,586,811
	United States Treasury Bill	1.865%–1.906%	9/13/18	49,172	49,141
	United States Treasury Bill	1.904%–1.929%	9/20/18	1,196,787	1,195,579
	United States Treasury Bill	1.909%–1.933%	9/27/18	1,494,883	1,492,822
	United States Treasury Bill	1.950%–1.963%	10/4/18	1,137,858	1,135,834
	United States Treasury Bill	1.944%–1.955%	10/11/18	887,371	885,453
	United States Treasury Bill	1.971%–1.990%	10/18/18	1,078,000	1,075,225
	United States Treasury Bill	1.980%	10/25/18	1,262,000	1,258,271
	United States Treasury Bill	2.010%	11/1/18	900,000	896,950
	United States Treasury Bill	2.020%–2.027%	11/8/18	2,096,673	2,088,724
	United States Treasury Bill	2.031%–2.042%	11/15/18	1,293,963	1,288,495
	United States Treasury Bill	2.046%–2.047%	11/23/18	1,476,117	1,469,191
	United States Treasury Bill	2.091%–2.092%	11/29/18	1,277,000	1,270,432
	United States Treasury Bill	2.097%	12/13/18	433,000	430,429
	United States Treasury Bill	2.163%	1/17/19	300,000	297,539
	United States Treasury Bill	2.180%–2.184%	1/31/19	500,523	495,960
	United States Treasury Bill	2.204%	2/7/19	300,000	297,112
	United States Treasury Bill	2.204%	2/14/19	250,000	247,487
2	United States Treasury Floating Rate Note	2.261%	10/31/18	899,825	899,826
2	United States Treasury Floating Rate Note	2.091%	1/31/20	500,000	500,000
Total U.S. Government and Agency Obligations (Cost $18,861,281)					18,861,281
Total Investments (99.7%) (Cost $18,861,281)					18,861,281

45

Treasury Money Market Fund

Amount
($000)
Other Assets and Liabilities (0.3%)
Other Assets
Investment in Vanguard	926
Receivables for Accrued Income	2,669
Receivables for Capital Shares Issued	93,712
Other Assets	3,992
Total Other Assets	101,299
Liabilities
Payables for Capital Shares Redeemed	(48,881)
Payables for Distributions	(1,574)
Payables to Vanguard	(829)
Total Liabilities	(51,284)
Net Assets (100%)
Applicable to 18,909,167,407 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	18,911,296
Net Asset Value Per Share	$1.00

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	18,912,207
Undistributed Net Investment Income	1
Accumulated Net Realized Losses	(912)
Net Assets	18,911,296

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 Adjustable-rate security based upon 3-month U.S. Treasury Bill Auction High Money Market Yield plus spread.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Treasury Money Market Fund

Statement of Operations

Year Ended
August 31, 2018
($000)
Investment Income
Income
Interest	252,217
Total Income	252,217
Expenses
The Vanguard Group—Note B
Investment Advisory Services	510
Management and Administrative	10,467
Marketing and Distribution	3,574
Custodian Fees	162
Auditing Fees	29
Shareholders’ Reports and Proxy	134
Trustees’ Fees and Expenses	11
Total Expenses	14,887
Net Investment Income	237,330
Realized Net Gain (Loss) on Investment Securities Sold	(480)
Net Increase (Decrease) in Net Assets Resulting from Operations	236,850

See accompanying Notes, which are an integral part of the Financial Statements.

47

Treasury Money Market Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	237,330	80,882
Realized Net Gain (Loss)	(480)	(407)
Net Increase (Decrease) in Net Assets Resulting from Operations	236,850	80,475
Distributions
Net Investment Income	(237,338)	(80,873)
Realized Capital Gain	—	—
Total Distributions	(237,338)	(80,873)
Capital Share Transactions (at $1.00 per share)
Issued	11,971,071	9,585,836
Issued in Lieu of Cash Distributions	227,052	78,567
Redeemed	(8,925,092)	(6,828,339)
Net Increase (Decrease) from Capital Share Transactions	3,273,031	2,836,064
Total Increase (Decrease)	3,272,543	2,835,666
Net Assets
Beginning of Period	15,638,753	12,803,087
End of Period[1]	18,911,296	15,638,753
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,000 and $9,000.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Treasury Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	. 014[1]	.005[1]	.0017	.0001	.0001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.014	.005	.0017	.0001	.0001
Distributions
Dividends from Net Investment Income	(.014)	(.005)	(.0017)	(.0001)	(.0001)
Distributions from Realized Capital Gains	—	—	—	—	(.0000)[2]
Total Distributions	(.014)	(.005)	(.0017)	(.0001)	(.0001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return [3]	1.43%	0.54%	0.17%	0.01%	0.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,911	$15,639	$12,803	$9,388	$10,365
Ratio of Total Expenses to Average Net Assets[4]	0.09%	0.09%	0.09%	0.04%	0.05%
Ratio of Net Investment Income to
Average Net Assets	1.43%	0.55%	0.18%	0.01%	0.01%

1 Calculated based on average shares outstanding.
2 Distribution was less than $.0001 per share.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The fund is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.09% for 2016, 0.09% for 2015, and 0.09% for 2014. For the years ended August 31, 2018 and 2017, there were no expense reductions.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Treasury Money Market Fund

Notes to Financial Statements

Vanguard Treasury Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs);

50

Treasury Money Market Fund

the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $926,000, representing 0.00% of the fund’s net assets and 0.37% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At August 31, 2018, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Permanent differences, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	1,586
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(923)
Net unrealized gains (losses)	—

51

Treasury Money Market Fund

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	18,861,281
Gross unrealized appreciation	—
Gross unrealized depreciation	—
Net unrealized appreciation (depreciation)	—

E. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Boards of Trustees of Vanguard Money Market Reserves and Vanguard Admiral Funds and Shareholders of Vanguard Prime Money Market Fund, Vanguard Federal Money Market Fund and Vanguard Treasury Money Market Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of Vanguard Prime Money Market Fund and Vanguard Federal Money Market Fund (constituting Vanguard Money Market Reserves) and Vanguard Treasury Money Market Fund (one of the funds constituting Vanguard Admiral Funds) (hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 16, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2018 tax information (unaudited) for Vanguard Prime Money Market Fund

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 64.2% of income dividends are interest-related dividends.

Special 2018 tax information (unaudited) for Vanguard Federal Money Market Fund

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2018 tax information (unaudited) for Vanguard Treasury Money Market Fund

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends

54

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2018	8/31/2018	Period
Based on Actual Fund Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,009.59	$0.81
Admiral Shares	1,000.00	1,009.89	0.51
Federal Money Market Fund	$1,000.00	$1,008.57	$0.56
Treasury Money Market Fund	$1,000.00	$1,008.70	$0.46
Based on Hypothetical 5% Yearly Return
Prime Money Market Fund
Investor Shares	$1,000.00	$1,024.40	$0.82
Admiral Shares	1,000.00	1,024.70	0.51
Federal Money Market Fund	$1,000.00	$1,024.65	$0.56
Treasury Money Market Fund	$1,000.00	$1,024.75	$0.46

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for the period are: for the Prime Money Market Fund, 0.16% for Investor Shares and 0.10% for Admiral Shares; for the Federal Money Market Fund, 0.11%; and for the Treasury Money Market Fund, 0.09%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Prime Money Market Fund, Vanguard Federal Money Market Fund, and Vanguard Treasury Money Market Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Fixed Income Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

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The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

SEC Yields. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

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All comparative mutual fund data are from Lipper, a
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otherwise noted.

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© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q300 102018

Annual Report | August 31, 2018

Vanguard S&P Mid-Cap 400 Index Funds

Vanguard S&P Mid-Cap 400 Index Fund

Vanguard S&P Mid-Cap 400 Value Index Fund

Vanguard S&P Mid-Cap 400 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	4
S&P Mid-Cap 400 Index Fund.	6
S&P Mid-Cap 400 Value Index Fund.	26
S&P Mid-Cap 400 Growth Index Fund.	44
Your Fund’s After-Tax Returns.	64
About Your Fund’s Expenses.	65
Trustees Approve Advisory Arrangements.	67
Glossary.	69

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Mid-capitalization growth stocks largely outperformed their value counterparts and mid-cap stocks trailed both small- and large-caps for the 12 months ended August 31, 2018. These trends were reflected in the performance of the Vanguard S&P Mid-Cap 400 Index Funds.

• Results ranged from more than 17% for Vanguard S&P Mid-Cap 400 Value Index Fund to about 22% for Vanguard S&P Mid-Cap 400 Growth Index Fund. Vanguard S&P Mid-Cap 400 Index Fund, which includes both value and growth stocks, returned about 20%.

• Each fund closely tracked its target index, and only the Growth Index Fund failed to outpace its mid-cap peers.

• Information technology stocks were the biggest contributors for the Index Fund and the Growth Index Fund; they were among the top performers for the Value Index Fund. Energy, industrial, and health care stocks did particularly well.

Total Returns: Fiscal Year Ended August 31, 2018
Total
Returns
Vanguard S&P Mid-Cap 400 Index Fund
ETF Shares
Market Price	19.86%
Net Asset Value	19.82
Institutional Shares	19.92
S&P MidCap 400 Index	20.00
Mid-Cap Core Funds Average	16.41

Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Mid-Cap 400 Value Index Fund
ETF Shares
Market Price	17.71%
Net Asset Value	17.60
Institutional Shares	17.75
S&P MidCap 400 Value Index	17.81
Mid-Cap Value Funds Average	12.50

Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard S&P Mid-Cap 400 Growth Index Fund
ETF Shares
Market Price	21.82%
Net Asset Value	21.83
Institutional Shares	21.97
S&P MidCap 400 Growth Index	22.04
Mid-Cap Growth Funds Average	25.16

Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The
Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the
Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2018
Average
Annual Return
S&P Mid-Cap 400 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	14.87%
S&P MidCap 400 Index	15.03
Mid-Cap Core Funds Average	12.99
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
S&P Mid-Cap 400 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	14.23%
S&P MidCap 400 Value Index	14.45
Mid-Cap Value Funds Average	12.61
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
S&P Mid-Cap 400 Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	15.25%
S&P MidCap 400 Growth Index	15.45
Mid-Cap Growth Funds Average	14.11
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P Mid-Cap 400 Index Fund	0.15%	0.08%	1.15%
S&P Mid-Cap 400 Value Index Fund	0.20	0.08	1.15
S&P Mid-Cap 400 Growth Index Fund	0.20	0.08	1.21

The fund expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the funds’ expense ratios were: for the S&P Mid-Cap 400 Index Fund, 0.15% for ETF
Shares and 0.08% for Institutional Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional
Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the S&P Mid-Cap 400 Index Fund, Mid-Cap Core Funds; for the S&P Mid-Cap 400 Value Index Fund, Mid-Cap Value Funds;
and for the S&P Mid-Cap 400 Growth Index Fund, Mid-Cap Growth Funds.

3

CEO’s Perspective

Tim Buckley

President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

4

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U. S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

5

S&P Mid-Cap 400 Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOO	VSPMX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.40%	1.47%

Volatility Measures
		DJ
	S&P	U.S. Total
	MidCap	Market
	400 Index	FA Index
R-Squared	1.00	0.82
Beta	1.00	1.00

Portfolio Characteristics
			DJ
		S&P	U.S. Total
		MidCap	Market
	Fund	400 Index	FA Index
Number of Stocks	401	400	3,745
Median Market Cap	$5.4B	$5.4B	$71.0B
Price/Earnings Ratio	19.8x	19.7x	21.0x
Price/Book Ratio	2.4x	2.4x	3.2x
Return on Equity	11.0%	11.0%	15.0%
Earnings Growth Rate	8.5%	8.6%	8.4%
Dividend Yield	1.5%	1.5%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	12%	—	—
Short-Term Reserves	-0.1%	—	—

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
WellCare Health Plans	Managed Health
Inc.	Care	0.8%
Domino's Pizza Inc.	Restaurants	0.7
Jack Henry & Associates Data Processing &
Inc.	Outsourced Services	0.7
Keysight Technologies	Electronic Equipment
Inc.	& Instruments	0.7
Fortinet Inc.	Systems Software	0.7
IDEX Corp.	Industrial Machinery	0.6
PTC Inc.	Application Software	0.6
Teleflex Inc.	Health Care
	Equipment	0.6
Steel Dynamics Inc.	Steel	0.6
Trimble Inc.	Electronic Equipment
	& Instruments	0.6
Top Ten		6.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

6

S&P Mid-Cap 400 Index Fund

Sector Diversification (% of equity exposure)
			DJ
		S&P U.S. Total
		MidCap Market
	Fund	400 Index	FA Index
Consumer Discretionary	13.3%	13.3%	13.1%
Consumer Staples	3.4	3.4	6.0
Energy	5.1	5.1	5.6
Financials	16.3	16.3	14.2
Health Care	10.0	10.0	14.3
Industrials	14.8	14.8	10.3
Information Technology	16.8	16.8	25.3
Materials	6.8	6.8	2.9
Real Estate	8.9	8.9	3.7
Telecommunication
Services	0.1	0.1	1.8
Utilities	4.5	4.5	2.8

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

7

S&P Mid-Cap 400 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/7/2010)	Investment

S&P Mid-Cap 400 Index Fund*ETF
Shares Net Asset Value	19.82%	13.15%	14.87%	$30,241
S&P Mid-Cap 400 Index Fund*ETF
Shares Market Price	19.86	13.16	14.88	30,248

S&P MidCap 400 Index	20.00	13.30	15.03	30,571

Mid-Cap Core Funds Average	16.41	10.85	12.99	26,495
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.26	14.21	15.39	31,344

Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(3/28/2011)	Investment
S&P Mid-Cap 400 Index Fund Institutional
Shares	19.92%	13.23%	12.26%	$11,803,547

S&P MidCap 400 Index	20.00	13.30	12.33	11,857,761
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.26	14.21	13.43	12,744,777

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

8

S&P Mid-Cap 400 Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Mid-Cap 400 Index Fund ETF Shares Market
Price	19.86%	85.51%	202.48%
S&P Mid-Cap 400 Index Fund ETF Shares Net Asset
Value	19.82	85.43	202.41
S&P MidCap 400 Index	20.00	86.68	205.71

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		13.41%	12.57%	14.51%
Net Asset Value		13.35	12.54	14.50
Institutional Shares	3/28/2011[1]	13.44	12.62	11.81

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

9

S&P Mid-Cap 400 Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (13.3%)
	Domino’s Pizza Inc.	54,631	16,311
*	NVR Inc.	4,353	11,616
	Service Corp.
	International	236,920	9,941
*	Live Nation
	Entertainment Inc.	175,433	8,715
	Pool Corp.	52,295	8,590
*	Five Below Inc.	71,864	8,370
	Gentex Corp.	353,872	8,274
	Polaris Industries Inc.	75,880	8,229
	Dunkin’ Brands Group Inc.	107,202	7,814
	Brunswick Corp.	112,623	7,480
	Wyndham Hotels &
	Resorts Inc.	128,864	7,313
	Williams-Sonoma Inc.	98,931	6,948
	Six Flags Entertainment
	Corp.	100,388	6,781
	Toll Brothers Inc.	182,441	6,610
	Carter’s Inc.	60,652	6,425
	Thor Industries Inc.	63,323	6,044
	Texas Roadhouse Inc.
	Class A	84,893	5,853
	Wyndham Destinations
	Inc.	128,945	5,699
	American Eagle Outfitters
	Inc.	216,791	5,628
*	Ollie’s Bargain Outlet
	Holdings Inc.	64,441	5,613
	Adient plc	120,649	5,223
*	Skechers U. S. A. Inc.
	Class A	175,468	5,173
	Cinemark Holdings Inc.	137,313	5,124
	Cable One Inc.	6,069	5,084
	Signet Jewelers Ltd.	76,245	4,895
*	Urban Outfitters Inc.	103,901	4,829
*	Deckers Outdoor Corp.	39,337	4,793

	ILG Inc.	136,537	4,660
	Cracker Barrel Old
	Country Store Inc.	31,017	4,624
	World Wrestling
	Entertainment Inc.
	Class A	51,677	4,517
*	Visteon Corp.	38,179	4,215
	Churchill Downs Inc.	14,694	4,153
	Wendy’s Co.	231,821	4,092
*	Helen of Troy Ltd.	34,392	4,091
	Delphi Technologies plc	114,725	4,042
	Aaron’s Inc.	79,994	3,977
	Boyd Gaming Corp.	106,156	3,866
	New York Times Co.
	Class A	165,342	3,852
	Dick’s Sporting Goods Inc.	100,686	3,770
	John Wiley & Sons Inc.
	Class A	57,991	3,743
*	Eldorado Resorts Inc.	77,847	3,741
*	AMC Networks Inc.
	Class A	59,408	3,731
*	Adtalem Global Education
	Inc.	77,824	3,724
	Dana Inc.	187,995	3,679
*	AutoNation Inc.	76,307	3,461
	Jack in the Box Inc.	36,744	3,330
*	Murphy USA Inc.	39,939	3,314
*,^	Tempur Sealy International
	Inc.	59,746	3,309
	Bed Bath & Beyond Inc.	180,975	3,247
	TEGNA Inc.	278,723	3,244
	Graham Holdings Co.
	Class B	5,685	3,199
	Cheesecake Factory Inc.	55,069	2,928
*	TRI Pointe Group Inc.	196,306	2,844
	KB Home	109,125	2,712
	Meredith Corp.	51,379	2,654
	Brinker International Inc.	56,666	2,509
*	Michaels Cos. Inc.	143,508	2,438

10

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
*	Sally Beauty Holdings Inc.	157,765	2,430
	Big Lots Inc.	54,503	2,346
*	Sotheby’s	47,545	2,283
	Tupperware Brands Corp.	66,051	2,148
*	Scientific Games Corp.	69,176	2,096
^	Dillard’s Inc. Class A	25,612	2,013
	Marriott Vacations
	Worldwide Corp.	11,984	1,426
	Papa John’s International
	Inc.	30,370	1,401
	International Speedway
	Corp. Class A	31,550	1,393
			318,577
Consumer Staples (3.4%)
	Lamb Weston Holdings
	Inc.	188,946	12,773
	Ingredion Inc.	93,349	9,435
*	Post Holdings Inc.	86,949	8,457
	Nu Skin Enterprises Inc.
	Class A	71,853	5,719
	Casey’s General Stores Inc.	48,498	5,537
	Energizer Holdings Inc.	77,114	4,904
	Flowers Foods Inc.	239,698	4,830
*	Sprouts Farmers Market
	Inc.	158,428	4,194
*	Edgewell Personal Care
	Co.	69,773	3,940
	Lancaster Colony Corp.	25,210	3,939
*	Hain Celestial Group Inc.	134,300	3,836
*	TreeHouse Foods Inc.	72,786	3,792
*	Boston Beer Co. Inc.
	Class A	11,305	3,427
	Sanderson Farms Inc.	25,968	2,746
*	United Natural Foods Inc.	65,134	2,313
	Tootsie Roll Industries Inc.	25,026	721
			80,563
Energy (5.1%)
*	Energen Corp.	125,890	9,763
*	WPX Energy Inc.	510,149	9,728
	PBF Energy Inc. Class A	152,769	7,932
*	Transocean Ltd.	566,745	6,863
	Core Laboratories NV	56,988	6,528
	Murphy Oil Corp.	210,185	6,480
*	Chesapeake Energy Corp.	1,178,232	5,220
	Patterson-UTI Energy Inc.	286,608	4,910
	Range Resources Corp.	293,073	4,812
*	Oasis Petroleum Inc.	344,412	4,636
*	Apergy Corp.	100,003	4,522
	McDermott International
	Inc.	232,329	4,493
*	Matador Resources Co.	133,700	4,377
	CNX Resources Corp.	253,429	4,040
	SM Energy Co.	132,769	3,995
	Ensco plc Class A	564,803	3,863

*	Southwestern Energy Co.	659,702	3,707
*	Oceaneering International
	Inc.	127,306	3,599
*	Callon Petroleum Co.	289,694	3,274
*	QEP Resources Inc.	307,171	3,062
	Nabors Industries Ltd.	455,377	2,810
*	Dril-Quip Inc.	49,282	2,595
	World Fuel Services Corp.	87,490	2,452
*	Gulfport Energy Corp.	201,964	2,375
*	Rowan Cos. plc Class A	147,572	2,072
*	Superior Energy Services
	Inc.	199,303	1,794
*,^	Diamond Offshore Drilling
	Inc.	83,452	1,454
			121,356
Financials (16.3%)
	Alleghany Corp.	19,758	12,483
	Reinsurance Group of
	America Inc. Class A	83,372	11,910
	East West Bancorp Inc.	187,225	11,868
	FactSet Research Systems
	Inc.	50,230	11,522
	SEI Investments Co.	169,530	10,694
	American Financial Group
	Inc.	89,633	9,982
	WR Berkley Corp.	124,187	9,719
	MarketAxess Holdings Inc.	48,587	9,223
	Brown & Brown Inc.	296,227	9,029
	Commerce Bancshares Inc.	121,195	8,612
	Cullen/Frost Bankers Inc.	75,015	8,318
	First American Financial
	Corp.	144,130	8,195
	PacWest Bancorp	161,701	8,164
	Eaton Vance Corp.	154,035	8,122
	Signature Bank	69,367	8,029
	First Horizon National
	Corp.	422,785	7,788
	Webster Financial Corp.	119,001	7,780
	Synovus Financial Corp.	153,303	7,674
	Old Republic International
	Corp.	324,093	7,188
	Primerica Inc.	56,934	6,960
	RenaissanceRe Holdings
	Ltd.	52,000	6,914
	New York Community
	Bancorp Inc.	633,668	6,825
	Prosperity Bancshares Inc.	90,259	6,755
	Hanover Insurance Group
	Inc.	54,964	6,733
	Sterling Bancorp	291,353	6,657
*	SLM Corp.	562,365	6,591
	Janus Henderson Group
	plc	233,072	6,584
	Kemper Corp.	80,238	6,527

11

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
	Wintrust Financial Corp.	72,726	6,440
*	Bank OZK	156,926	6,349
	Pinnacle Financial
	Partners Inc.	95,581	6,170
	Umpqua Holdings Corp.	284,485	6,088
	Interactive Brokers Group
	Inc.	97,016	6,031
	Associated Banc-Corp	218,470	5,953
*	Texas Capital Bancshares
	Inc.	64,190	5,706
	Hancock Whitney Corp.	110,208	5,681
	FNB Corp.	418,521	5,629
	Evercore Inc. Class A	52,619	5,586
	TCF Financial Corp.	217,379	5,511
	United Bankshares Inc.	135,868	5,353
	Chemical Financial Corp.	92,202	5,267
	MB Financial Inc.	108,649	5,265
	Stifel Financial Corp.	92,471	5,166
	Home BancShares Inc.	203,849	4,772
	CNO Financial Group Inc.	216,261	4,673
	Navient Corp.	341,906	4,664
	Bank of Hawaii Corp.	54,618	4,540
	UMB Financial Corp.	56,916	4,282
	Cathay General Bancorp	98,690	4,175
	Fulton Financial Corp.	227,123	4,134
	Valley National Bancorp	342,467	4,127
	Washington Federal Inc.	109,135	3,721
	BancorpSouth Bank	106,015	3,689
	Legg Mason Inc.	110,433	3,446
	International Bancshares
	Corp.	70,076	3,283
	Aspen Insurance Holdings
	Ltd.	77,080	3,172
	Trustmark Corp.	87,589	3,108
*	Genworth Financial Inc.
	Class A	645,040	2,999
	Federated Investors Inc.
	Class B	123,213	2,854
*,^	LendingTree Inc.	10,169	2,576
	Mercury General Corp.	47,192	2,544
			389,800
Health Care (10.0%)
*	WellCare Health Plans Inc.	63,679	19,267
	Teleflex Inc.	58,848	14,561
	STERIS plc	109,335	12,510
	West Pharmaceutical
	Services Inc.	95,072	11,128
	Encompass Health Corp.	127,688	10,418
	Bio-Techne Corp.	48,547	9,329
*	Bio-Rad Laboratories Inc.
	Class A	26,171	8,513
*	Molina Healthcare Inc.	61,373	8,469
	Hill-Rom Holdings Inc.	85,636	8,330
*	PRA Health Sciences Inc.	74,511	7,868

*	Catalent Inc.	185,170	7,740
*	Charles River Laboratories
	International Inc.	61,908	7,646
*	Haemonetics Corp.	67,454	7,531
*	Masimo Corp.	61,557	7,257
*	LivaNova plc	56,326	7,072
*	United Therapeutics Corp.	56,263	6,920
*	Exelixis Inc.	364,413	6,847
	Chemed Corp.	20,595	6,663
*	Medidata Solutions Inc.	76,526	6,503
*	ICU Medical Inc.	19,689	6,025
*	MEDNAX Inc.	122,101	5,782
*	Integra LifeSciences
	Holdings Corp.	91,149	5,421
*	Globus Medical Inc.	94,691	5,044
*	NuVasive Inc.	66,233	4,649
	Cantel Medical Corp.	45,808	4,443
*	Acadia Healthcare Co. Inc.	106,037	4,404
*	Avanos Medical Inc.	60,752	4,380
*	Syneos Health Inc.	78,351	3,906
*	Mallinckrodt plc	107,361	3,700
*	Tenet Healthcare Corp.	105,487	3,557
*	Allscripts Healthcare
	Solutions Inc.	229,964	3,360
*	LifePoint Health Inc.	50,109	3,227
*	Prestige Consumer
	Healthcare Inc.	68,581	2,640
	Patterson Cos. Inc.	105,171	2,372
*	Akorn Inc.	121,385	1,905
			239,387
Industrials (14.7%)
	IDEX Corp.	99,130	15,188
	Old Dominion Freight
	Line Inc.	88,155	13,435
	Wabtec Corp.	110,732	11,995
*	Teledyne Technologies Inc.	46,206	10,963
	Lennox International Inc.	47,964	10,687
	Graco Inc.	216,580	10,181
	Carlisle Cos. Inc.	78,746	9,986
	Nordson Corp.	66,053	9,183
	Hubbell Inc. Class B	70,893	8,958
	Donaldson Co. Inc.	167,814	8,491
	Toro Co.	136,994	8,328
	Acuity Brands Inc.	52,978	8,097
	ManpowerGroup Inc.	85,065	7,973
*	JetBlue Airways Corp.	408,928	7,802
	Curtiss-Wright Corp.	57,121	7,651
	Lincoln Electric Holdings
	Inc.	79,714	7,506
	Rollins Inc.	124,057	7,453
	Watsco Inc.	41,408	7,246
*	AECOM	207,192	6,970
	Trinity Industries Inc.	192,899	6,914
	Dun & Bradstreet Corp.	47,916	6,848

12

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
*	Genesee & Wyoming Inc.
	Class A	77,726	6,831
	Oshkosh Corp.	95,515	6,711
	ITT Inc.	112,941	6,676
	Landstar System Inc.	54,356	6,294
*	Kirby Corp.	69,424	6,061
	EMCOR Group Inc.	75,532	6,050
	Crane Co.	65,571	5,985
	nVent Electric plc	209,798	5,893
	Woodward Inc.	71,537	5,763
	Knight-Swift Transportation
	Holdings Inc.	165,889	5,662
	Ryder System Inc.	68,612	5,272
	AGCO Corp.	85,310	5,090
	MSC Industrial Direct Co.
	Inc. Class A	59,264	5,066
	Brink’s Co.	65,776	4,940
*	KLX Inc.	65,553	4,840
	Regal Beloit Corp.	56,832	4,757
*	Clean Harbors Inc.	66,076	4,532
	EnerSys	54,417	4,516
	MSA Safety Inc.	44,063	4,454
	Kennametal Inc.	105,490	4,308
	Timken Co.	88,242	4,293
	GATX Corp.	48,719	4,114
	Valmont Industries Inc.	29,142	4,092
	Healthcare Services
	Group Inc.	95,255	3,925
	KBR Inc.	181,720	3,813
	Deluxe Corp.	61,830	3,662
	Terex Corp.	93,298	3,615
*	Dycom Industries Inc.	40,311	3,383
	Herman Miller Inc.	77,062	2,951
*	Esterline Technologies
	Corp.	33,458	2,876
*	Avis Budget Group Inc.	92,403	2,875
	Granite Construction Inc.	58,754	2,684
	HNI Corp.	56,261	2,481
*	NOW Inc.	139,753	2,402
	Werner Enterprises Inc.	57,924	2,146
	Pitney Bowes Inc.	242,429	1,760
			352,628
Information Technology (16.7%)
	Jack Henry & Associates
	Inc.	99,875	15,824
*	Keysight Technologies Inc.	241,499	15,671
*	Fortinet Inc.	186,787	15,645
*	PTC Inc.	149,090	14,900
*	Trimble Inc.	322,034	13,558
	Leidos Holdings Inc.	184,359	13,047
	Cognex Corp.	223,475	12,023
*	Zebra Technologies Corp.	68,998	11,850
*	Ultimate Software Group
	Inc.	37,577	11,636

*	Tyler Technologies Inc.	46,007	11,361
	Teradyne Inc.	247,205	10,182
	CDK Global Inc.	159,850	9,962
*	WEX Inc.	51,771	9,848
*	Fair Isaac Corp.	38,556	8,906
*	Arrow Electronics Inc.	113,217	8,778
	Sabre Corp.	326,610	8,528
	Cypress Semiconductor
	Corp.	463,223	7,972
	Monolithic Power
	Systems Inc.	50,153	7,516
	Avnet Inc.	152,450	7,379
	Littelfuse Inc.	32,260	7,212
*	Integrated Device
	Technology Inc.	167,033	7,097
	National Instruments Corp.	139,011	6,638
	MKS Instruments Inc.	70,654	6,564
	Blackbaud Inc.	62,702	6,557
	Jabil Inc.	221,337	6,543
*	Teradata Corp.	156,237	6,479
*	Cree Inc.	129,869	6,248
*	Coherent Inc.	32,141	6,126
*	ARRIS International plc	226,231	5,862
*	Ciena Corp.	185,309	5,852
	LogMeIn Inc.	67,466	5,799
	MAXIMUS Inc.	84,300	5,606
	Versum Materials Inc.	140,769	5,601
*	Lumentum Holdings Inc.	81,276	5,519
*	First Solar Inc.	105,587	5,499
*	Silicon Laboratories Inc.	55,863	5,475
*	CoreLogic Inc.	105,486	5,363
	j2 Global Inc.	63,457	5,240
*	Manhattan Associates Inc.	86,350	5,007
	Science Applications
	International Corp.	54,610	4,927
*	Acxiom Corp.	99,573	4,549
*	ViaSat Inc.	70,787	4,447
*	NCR Corp.	152,881	4,343
	Perspecta Inc.	184,330	4,287
*	ACI Worldwide Inc.	150,455	4,274
	Vishay Intertechnology
	Inc.	170,719	4,063
	Belden Inc.	52,530	3,820
*	CommVault Systems Inc.	54,654	3,807
	InterDigital Inc.	44,890	3,708
	SYNNEX Corp.	37,834	3,669
*	Cirrus Logic Inc.	78,799	3,463
*	Tech Data Corp.	45,035	3,276
	Convergys Corp.	118,224	2,924
	Plantronics Inc.	42,474	2,855
*	NetScout Systems Inc.	103,710	2,593
*	Cars.com Inc.	92,886	2,499
*	Synaptics Inc.	44,727	2,158
			400,535

13

S&P Mid-Cap 400 Index Fund

			Market
			Value•
		Shares	($000)
Materials (6.8%)
	Steel Dynamics Inc.	304,850	13,941
	RPM International Inc.	172,790	11,663
	Chemours Co.	229,899	10,024
	AptarGroup Inc.	80,606	8,440
	Reliance Steel &
	Aluminum Co.	93,468	8,215
	Sonoco Products Co.	128,635	7,209
	Ashland Global Holdings
	Inc.	80,628	6,789
	United States Steel Corp.	228,444	6,780
	Olin Corp.	216,066	6,640
	Royal Gold Inc.	84,568	6,449
	Bemis Co. Inc.	117,547	5,793
	Eagle Materials Inc.	61,990	5,723
	Louisiana-Pacific Corp.	187,584	5,470
	Valvoline Inc.	252,837	5,441
	Cabot Corp.	79,881	5,186
	NewMarket Corp.	11,879	4,764
*	Allegheny Technologies
	Inc.	162,369	4,389
	PolyOne Corp.	103,332	4,367
	Domtar Corp.	81,183	4,132
	Sensient Technologies
	Corp.	54,703	3,885
	Scotts Miracle-Gro Co.	50,079	3,742
*	Owens-Illinois Inc.	208,961	3,692
	Carpenter Technology
	Corp.	60,644	3,619
	Commercial Metals Co.	151,200	3,266
	Minerals Technologies Inc.	45,699	3,069
	Compass Minerals
	International Inc.	43,737	2,736
	Silgan Holdings Inc.	95,751	2,609
	Worthington Industries Inc.	55,637	2,591
	Greif Inc. Class A	33,499	1,848
			162,472
Real Estate (8.9%)
	Camden Property Trust	119,874	11,395
	Kilroy Realty Corp.	127,722	9,342
	National Retail Properties
	Inc.	198,784	9,162
	Jones Lang LaSalle Inc.	58,777	8,965
	CyrusOne Inc.	128,066	8,575
*	Omega Healthcare
	Investors Inc.	256,620	8,481
	Lamar Advertising Co.
	Class A	108,597	8,367
	Liberty Property Trust	190,962	8,355
	Douglas Emmett Inc.	206,374	8,061
	American Campus
	Communities Inc.	176,622	7,406
	Medical Properties Trust
	Inc.	471,290	7,093

	Highwoods Properties Inc.	133,638	6,647
	Hospitality Properties
	Trust	212,377	6,157
	Senior Housing Properties
	Trust	307,077	5,868
	Life Storage Inc.	60,097	5,866
	EPR Properties	83,559	5,864
	Rayonier Inc.	167,188	5,823
	CoreSite Realty Corp.	46,826	5,454
	Sabra Health Care REIT
	Inc.	230,397	5,433
	First Industrial Realty
	Trust Inc.	161,997	5,258
	Taubman Centers Inc.	78,813	5,092
	Cousins Properties Inc.	543,023	5,077
	Healthcare Realty Trust
	Inc.	161,757	5,008
	LaSalle Hotel Properties	142,634	5,008
	Weingarten Realty
	Investors	154,015	4,764
	JBG SMITH Properties	120,404	4,510
	Uniti Group Inc.	213,430	4,444
	Education Realty Trust Inc.	104,121	4,309
	Corporate Office
	Properties Trust	131,976	4,062
	GEO Group Inc.	158,968	4,033
	CoreCivic Inc.	153,192	3,966
	PotlatchDeltic Corp.	77,851	3,760
	Urban Edge Properties	136,934	3,130
^	Tanger Factory Outlet
	Centers Inc.	121,954	2,934
	Mack-Cali Realty Corp.	116,478	2,544
	Alexander & Baldwin Inc.	87,429	2,052
			212,265
Telecommunication Services (0.1%)
	Telephone & Data
	Systems Inc.	119,973	3,604

Utilities (4.5%)
	Atmos Energy Corp.	143,898	13,272
	UGI Corp.	224,099	12,113
	OGE Energy Corp.	258,199	9,509
	Aqua America Inc.	230,002	8,551
	Vectren Corp.	107,372	7,645
	MDU Resources Group
	Inc.	252,442	7,041
	IDACORP Inc.	65,149	6,375
	National Fuel Gas Co.	107,980	5,996
	ONE Gas Inc.	68,057	5,344
	New Jersey Resources
	Corp.	113,726	5,186
	ALLETE Inc.	66,285	4,977
	Hawaiian Electric
	Industries Inc.	140,749	4,964

                                                                                             14

S&P Mid-Cap 400 Index Fund

		Market
		Value•
	Shares	($000)
Southwest Gas Holdings
Inc.	62,619	4,842
Black Hills Corp.	69,292	4,078
PNM Resources Inc.	102,975	4,011
NorthWestern Corp.	63,982	3,836
		107,740
Total Common Stocks
(Cost $2,004,843)		2,388,927
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
[2,3] Vanguard Market
Liquidity Fund, 2.153%	56,429	5,644

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.0%)
4 United States Treasury
Bill, 2.034%, 11/15/18	500	498
Total Temporary Cash Investments
(Cost $6,140)		6,142
Total Investments (100.1%)
(Cost $2,010,983)		2,395,069

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard		118
Receivables for Accrued Income		2,361
Receivables for Capital Shares Issued		583
Variation Margin Receivable—
Futures Contracts		23
Other Assets		1
Total Other Assets		3,086
Liabilities
Payables for Investment Securities
Purchased		(1,434)
Collateral for Securities on Loan		(3,109)
Payables for Capital Shares Redeemed		(402)
Payables to Vanguard		(369)
Variation Margin Payable—
Futures Contracts		(11)
Total Liabilities		(5,325)
Net Assets (100%)		2,392,830

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	2,034,971
Undistributed Net Investment Income	6,392
Accumulated Net Realized Losses	(32,742)
Unrealized Appreciation (Depreciation)
Investment Securities	384,086
Futures Contracts	123
Net Assets	2,392,830

ETF Shares—Net Assets
Applicable to 7,050,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	972,981
Net Asset Value Per Share—
ETF Shares	$138.01

Institutional Shares—Net Assets
Applicable to 5,158,218 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,419,849
Net Asset Value Per Share—
Institutional Shares	$275.26

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $3,023,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.1% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $3,109,000 of collateral received for securities
on loan.
4 Securities with a value of $498,000 have been segregated
as initial margin for open futures contracts.

15

S&P Mid-Cap 400 Index Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P Mid-Cap 400 Index	September 2018	29	5,932	123

See accompanying Notes, which are an integral part of the Financial Statements.

16

S&P Mid-Cap 400 Index Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	32,156
Interest[1]	135
Securities Lending—Net	245
Total Income	32,536
Expenses
The Vanguard Group—Note B
Investment Advisory Services	319
Management and Administrative—ETF Shares	1,010
Management and Administrative—Institutional Shares	723
Marketing and Distribution—ETF Shares	51
Marketing and Distribution—Institutional Shares	34
Custodian Fees	42
Auditing Fees	33
Shareholders’ Reports and Proxy—ETF Shares	60
Shareholders’ Reports and Proxy—Institutional Shares	24
Trustees’ Fees and Expenses	1
Total Expenses	2,297
Net Investment Income	30,239
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	103,933
Futures Contracts	1,154
Realized Net Gain (Loss)	105,087
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	244,261
Futures Contracts	50
Change in Unrealized Appreciation (Depreciation)	244,311
Net Increase (Decrease) in Net Assets Resulting from Operations	379,637

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $123,000, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $112,575,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P Mid-Cap 400 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,239	23,046
Realized Net Gain (Loss)	105,087	91,321
Change in Unrealized Appreciation (Depreciation)	244,311	68,439
Net Increase (Decrease) in Net Assets Resulting from Operations	379,637	182,806
Distributions
Net Investment Income
ETF Shares	(11,281)	(8,335)
Institutional Shares	(17,636)	(14,448)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(28,917)	(22,783)
Capital Share Transactions
ETF Shares	106,083	181,495
Institutional Shares	90,717	170,668
Net Increase (Decrease) from Capital Share Transactions	196,800	352,163
Total Increase (Decrease)	547,520	512,186
Net Assets
Beginning of Period	1,845,310	1,333,124
End of Period[1]	2,392,830	1,845,310

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,392,000 and $5,070,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

S&P Mid-Cap 400 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$116.74	$105.51	$95.87	$97.19	$79.72
Investment Operations
Net Investment Income	1.778[1]	1.510[1]	1.393	1.330	1.016
Net Realized and Unrealized Gain (Loss)
on Investments	21.199	11.294	10.091	(1.425)	17.285
Total from Investment Operations	22.977	12.804	11.484	(.095)	18.301
Distributions
Dividends from Net Investment Income	(1.707)	(1.574)	(1.844)	(1.225)	(.831)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.707)	(1.574)	(1.844)	(1.225)	(.831)
Net Asset Value, End of Period	$138.01	$116.74	$105.51	$95.87	$97.19

Total Return	19.82%	12.22%	12.19%	-0.12%	23.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$973	$727	$485	$379	$345
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.38%	1.34%	1.56%	1.45%	1.28%
Portfolio Turnover Rate[2]	12%	13%	11%	12%	14%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

S&P Mid-Cap 400 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$232.82	$210.40	$191.51	$194.13	$159.20
Investment Operations
Net Investment Income	3.711[1]	3.176[1]	3.171	2.794	2.135
Net Realized and Unrealized Gain (Loss)
on Investments	42.301	22.516	19.869	(2.844)	34.537
Total from Investment Operations	46.012	25.692	23.040	(. 050)	36.672
Distributions
Dividends from Net Investment Income	(3.572)	(3.272)	(4.150)	(2.570)	(1.742)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.572)	(3.272)	(4.150)	(2.570)	(1.742)
Net Asset Value, End of Period	$275.26	$232.82	$210.40	$191.51	$194.13

Total Return	19.92%	12.31%	12.26%	-0.04%	23.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,420	$1,119	$848	$665	$523
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.45%	1.41%	1.63%	1.52%	1.35%
Portfolio Turnover Rate[2]	12%	13%	11%	12%	14%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

S&P Mid-Cap 400 Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

21

S&P Mid-Cap 400 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

22

S&P Mid-Cap 400 Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $118,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,388,927	—	—
Temporary Cash Investments	5,644	498	—
Futures Contracts—Assets[1]	23	—	—
Futures Contracts—Liabilities[1]	(11)	—	—
Total	2,394,583	498	—
1 Represents variation margin on the last day of the reporting period.

23

S&P Mid-Cap 400 Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	112,575
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	(112,575)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	6,636
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(32,619)
Net unrealized gains (losses)	384,086

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	2,010,983
Gross unrealized appreciation	471,444
Gross unrealized depreciation	(87,358)
Net unrealized appreciation (depreciation)	384,086

E. During the year ended August 31, 2018, the fund purchased $726,072,000 of investment securities and sold $520,442,000 of investment securities, other than temporary cash investments. Purchases and sales include $307,139,000 and $267,153,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $73,994,000 and $42,838,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

24

S&P Mid-Cap 400 Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	403,161	3,125	530,214	4,625
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(297,078)	(2,300)	(348,719)	(3,000)
Net Increase (Decrease)—ETF Shares	106,083	825	181,495	1,625
Institutional Shares
Issued	252,609	985	301,445	1,345
Issued in Lieu of Cash Distributions	17,178	68	14,259	64
Redeemed	(179,070)	(699)	(145,036)	(634)
Net Increase (Decrease)—Institutional Shares	90,717	354	170,668	775

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

25

S&P Mid-Cap 400 Value Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOV	VMFVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.68%	1.80%

Volatility Measures
		DJ
	S&P MidCap	U.S. Total
	400 Value	Market
	Index	FA Index
R-Squared	1.00	0.72
Beta	1.00	1.05

Portfolio Characteristics
		S&P	DJ
		MidCap	U.S. Total
		400 Value	Market
	Fund	Index	FA Index
Number of Stocks	293	292	3,745
Median Market Cap	$4.8B	$4.8B	$71.0B
Price/Earnings Ratio	21.7x	21.6x	21.0x
Price/Book Ratio	1.7x	1.7x	3.2x
Return on Equity	9.3%	9.4%	15.0%
Earnings Growth Rate	5.8%	6.0%	8.4%
Dividend Yield	1.8%	1.8%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	36%	—	—
Short-Term Reserves	-0.1%	—	—

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Steel Dynamics Inc.	Steel	1.2%
Atmos Energy Corp.	Gas Utilities	1.1
Leidos Holdings Inc.	IT Consulting &
	Other Services	1.1
Alleghany Corp.	Reinsurance	1.1
UGI Corp.	Gas Utilities	1.0
Reinsurance Group of
America Inc.	Reinsurance	1.0
American Financial
Group Inc.	Multi-line Insurance	0.9
Energen Corp.	Oil & Gas Exploration
	& Production	0.8
WPX Energy Inc.	Oil & Gas Exploration
	& Production	0.8
WR Berkley Corp.	Property & Casualty
	Insurance	0.8
Top Ten		9.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

26

S&P Mid-Cap 400 Value Index Fund

Sector Diversification (% of equity exposure)

		S&P	DJ
		MidCap	U.S. Total
		400 Value	Market
	Fund	Index	FA Index
Consumer Discretionary	9.2%	9.2%	13.1%
Consumer Staples	3.9	3.9	6.0
Energy	9.9	9.9	5.6
Financials	18.6	18.6	14.2
Health Care	5.3	5.3	14.3
Industrials	15.1	15.1	10.3
Information Technology	10.2	10.2	25.3
Materials	9.4	9.4	2.9
Real Estate	10.8	10.8	3.7
Telecommunication
Services	0.3	0.3	1.8
Utilities	7.3	7.3	2.8

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

27

S&P Mid-Cap 400 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/7/2010)	Investment

S&P Mid-Cap 400 Value Index
Fund*ETF Shares Net Asset Value	17.60%	12.32%	14.23%	$28,914
S&P Mid-Cap 400 Value Index
Fund*ETF Shares Market Price	17.71	12.32	14.24	28,928

S&P MidCap 400 Value Index	17.81	12.52	14.45	29,353

Mid-Cap Value Funds Average	12.50	10.28	12.61	25,795
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.26	14.21	15.39	31,344

Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/2/2010)	Investment
S&P Mid-Cap 400 Value Index Fund Institutional
Shares	17.75%	12.45%	13.29%	$13,277,744

S&P MidCap 400 Value Index	17.81	12.52	13.37	13,347,800
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.26	14.21	14.29	14,222,924

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

28

S&P Mid-Cap 400 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Mid-Cap 400 Value Index Fund ETF Shares
Market Price	17.71%	78.74%	189.28%
S&P Mid-Cap 400 Value Index Fund ETF Shares Net
Asset Value	17.60	78.73	189.14
S&P MidCap 400 Value Index	17.81	80.37	193.53

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		11.07%	11.77%	13.89%
Net Asset Value		10.98	11.75	13.88
Institutional Shares	11/2/2010	11.12	11.89	12.92

29

S&P Mid-Cap 400 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (9.2%)
	Williams-Sonoma Inc.	82,713	5,809
	Cinemark Holdings Inc.	114,802	4,284
	Signet Jewelers Ltd.	63,745	4,092
*	Urban Outfitters Inc.	86,867	4,038
	Adient plc	80,696	3,493
	Brunswick Corp.	51,786	3,440
	Aaron’s Inc.	66,878	3,325
	Dick’s Sporting Goods Inc.	84,179	3,152
*	Adtalem Global Education
	Inc.	65,063	3,113
*	AutoNation Inc.	63,795	2,893
*	Murphy USA Inc.	33,390	2,771
	Bed Bath & Beyond Inc.	151,305	2,714
	TEGNA Inc.	233,026	2,712
	Graham Holdings Co.
	Class B	4,754	2,675
	Gentex Corp.	112,427	2,629
	Cheesecake Factory Inc.	46,041	2,448
	Cracker Barrel Old Country
	Store Inc.	15,560	2,320
	Brinker International Inc.	47,376	2,098
*	Michaels Cos. Inc.	119,978	2,038
*	Sally Beauty Holdings Inc.	131,903	2,031
*	Deckers Outdoor Corp.	16,442	2,003
	Big Lots Inc.	45,569	1,962
	John Wiley & Sons Inc.
	Class A	30,060	1,940
	American Eagle Outfitters
	Inc.	74,308	1,929
*	Helen of Troy Ltd.	15,239	1,813
^	Dillard’s Inc. Class A	21,414	1,683
	Wendy’s Co.	94,970	1,676
	Carter’s Inc.	15,718	1,665
	Texas Roadhouse Inc.
	Class A	24,130	1,664
	Cable One Inc.	1,928	1,615

*,^	Tempur Sealy International
	Inc.	28,972	1,605
	International Speedway
	Corp. Class A	26,378	1,165
*	AMC Networks Inc.
	Class A	18,379	1,154
	Dana Inc.	56,589	1,107
	Tupperware Brands Corp.	31,479	1,024
	Meredith Corp.	19,332	999
	Jack in the Box Inc.	10,752	975
	Papa John’s International
	Inc.	15,238	703
	Cooper Tire & Rubber Co.	15	—
			88,757
Consumer Staples (3.9%)
*	Post Holdings Inc.	72,694	7,070
	Casey’s General Stores Inc.	40,549	4,629
	Ingredion Inc.	42,146	4,260
*	Edgewell Personal Care Co.	58,336	3,294
*	TreeHouse Foods Inc.	60,854	3,171
	Nu Skin Enterprises Inc.
	Class A	33,040	2,630
	Energizer Holdings Inc.	36,104	2,296
	Flowers Foods Inc.	110,218	2,221
*	United Natural Foods Inc.	54,457	1,934
*	Hain Celestial Group Inc.	67,371	1,924
	Lancaster Colony Corp.	10,116	1,581
*	Boston Beer Co. Inc.
	Class A	5,009	1,518
	Sanderson Farms Inc.	6,948	735
	Tootsie Roll Industries Inc.	11,290	325
			37,588
Energy (9.8%)
*	Energen Corp.	105,252	8,162
*	WPX Energy Inc.	426,510	8,134
	PBF Energy Inc. Class A	127,723	6,631
*	Transocean Ltd.	473,841	5,738
	Murphy Oil Corp.	175,725	5,418
*	Chesapeake Energy Corp.	985,068	4,364

30

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
	Patterson-UTI Energy Inc.	239,624	4,105
	Range Resources Corp.	245,027	4,023
*	Oasis Petroleum Inc.	287,944	3,876
	McDermott International
	Inc.	194,244	3,757
	CNX Resources Corp.	211,879	3,377
	SM Energy Co.	111,002	3,340
	Ensco plc Class A	472,212	3,230
	Core Laboratories NV	27,634	3,166
*	Southwestern Energy Co.	551,548	3,100
*	Oceaneering International
	Inc.	106,441	3,009
*	Callon Petroleum Co.	242,200	2,737
*	QEP Resources Inc.	256,808	2,560
	Nabors Industries Ltd.	380,726	2,349
*	Dril-Quip Inc.	41,205	2,169
*	Matador Resources Co.	63,714	2,086
	World Fuel Services Corp.	73,146	2,050
*	Gulfport Energy Corp.	168,853	1,986
*	Rowan Cos. plc Class A	123,381	1,732
*	Apergy Corp.	36,786	1,663
*	Superior Energy Services
	Inc.	166,631	1,500
*,^	Diamond Offshore Drilling
	Inc.	69,774	1,216
			95,478
Financials (18.5%)
	Alleghany Corp.	16,518	10,436
	Reinsurance Group of
	America Inc. Class A	69,704	9,957
	American Financial Group
	Inc.	74,939	8,345
	WR Berkley Corp.	103,831	8,126
	PacWest Bancorp	135,190	6,826
	First Horizon National
	Corp.	353,477	6,511
	Old Republic International
	Corp.	270,962	6,010
	New York Community
	Bancorp Inc.	529,793	5,706
	Prosperity Bancshares Inc.	75,460	5,647
	Hanover Insurance Group
	Inc.	45,953	5,629
	Umpqua Holdings Corp.	237,848	5,090
	Associated Banc-Corp	182,659	4,977
	FNB Corp.	349,903	4,706
	TCF Financial Corp.	181,740	4,607
	United Bankshares Inc.	113,592	4,475
	Chemical Financial Corp.	77,085	4,403
	Stifel Financial Corp.	77,308	4,319
	Signature Bank	37,119	4,296
	Navient Corp.	285,861	3,899
	UMB Financial Corp.	47,587	3,580
	Fulton Financial Corp.	189,893	3,456
	Commerce Bancshares Inc.	48,631	3,456

	Valley National Bancorp	286,320	3,450
	Cullen/Frost Bankers Inc.	30,103	3,338
	First American Financial
	Corp.	53,020	3,015
	Legg Mason Inc.	92,328	2,881
	RenaissanceRe Holdings
	Ltd.	20,868	2,775
	International Bancshares
	Corp.	58,581	2,744
	Webster Financial Corp.	41,786	2,732
	Brown & Brown Inc.	89,147	2,717
	Hancock Whitney Corp.	51,600	2,660
	Aspen Insurance Holdings
	Ltd.	64,444	2,652
	Trustmark Corp.	73,232	2,598
*	Genworth Financial Inc.
	Class A	539,292	2,508
	Wintrust Financial Corp.	27,362	2,423
	MB Financial Inc.	44,513	2,157
	Mercury General Corp.	39,455	2,127
	Pinnacle Financial Partners
	Inc.	32,764	2,115
	Home BancShares Inc.	88,625	2,075
	Bank of Hawaii Corp.	23,749	1,974
	Sterling Bancorp	82,828	1,893
	Washington Federal Inc.	53,832	1,836
*	SLM Corp.	150,463	1,763
	BancorpSouth Bank	47,865	1,666
	Cathay General Bancorp	30,535	1,292
			179,848
Health Care (5.3%)
*	WellCare Health Plans Inc.	20,231	6,121
*	MEDNAX Inc.	102,084	4,834
	STERIS plc	35,647	4,079
*	Acadia Healthcare Co. Inc.	88,652	3,682
*	Avanos Medical Inc.	50,792	3,662
*	Molina Healthcare Inc.	26,168	3,611
	West Pharmaceutical
	Services Inc.	30,203	3,535
*	Syneos Health Inc.	65,507	3,265
*	Mallinckrodt plc	89,761	3,093
*	LifePoint Health Inc.	41,893	2,698
*	Haemonetics Corp.	20,863	2,329
	Patterson Cos. Inc.	87,930	1,983
*	United Therapeutics Corp.	14,582	1,793
*	Tenet Healthcare Corp.	52,033	1,755
*	Integra LifeSciences
	Holdings Corp.	28,956	1,722
*	NuVasive Inc.	22,149	1,555
*	Allscripts Healthcare
	Solutions Inc.	92,290	1,348
*	Prestige Consumer
	Healthcare Inc.	18,925	729
			51,794

31

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
Industrials (15.1%)
	Acuity Brands Inc.	44,292	6,770
	ManpowerGroup Inc.	71,120	6,666
*	JetBlue Airways Corp.	341,898	6,524
	Wabtec Corp.	54,621	5,917
*	AECOM	173,220	5,827
	Trinity Industries Inc.	161,277	5,780
*	Genesee & Wyoming Inc.
	Class A	64,982	5,711
*	Kirby Corp.	58,041	5,067
	EMCOR Group Inc.	63,150	5,058
	nVent Electric plc	175,401	4,927
	Ryder System Inc.	57,364	4,408
	Carlisle Cos. Inc.	34,234	4,341
	AGCO Corp.	71,324	4,255
	Regal Beloit Corp.	47,514	3,977
*	Clean Harbors Inc.	55,242	3,789
	EnerSys	45,495	3,776
	Hubbell Inc. Class B	27,264	3,445
	GATX Corp.	40,730	3,440
	KBR Inc.	151,927	3,188
	Watsco Inc.	18,003	3,150
	Oshkosh Corp.	41,527	2,918
	Lincoln Electric Holdings
	Inc.	30,661	2,887
	Crane Co.	30,700	2,802
	Donaldson Co. Inc.	54,720	2,769
	Curtiss-Wright Corp.	20,532	2,750
	Dun & Bradstreet Corp.	19,229	2,748
	ITT Inc.	44,380	2,623
*	Esterline Technologies
	Corp.	27,973	2,404
*	Avis Budget Group Inc.	77,254	2,403
	Knight-Swift Transportation
	Holdings Inc.	69,347	2,367
	MSC Industrial Direct Co.
	Inc. Class A	27,252	2,330
	Woodward Inc.	28,109	2,265
	Kennametal Inc.	51,157	2,089
	HNI Corp.	47,036	2,074
	Valmont Industries Inc.	14,376	2,018
*	NOW Inc.	116,836	2,008
	Terex Corp.	45,244	1,753
	Timken Co.	35,415	1,723
	Landstar System Inc.	14,086	1,631
	Deluxe Corp.	26,367	1,562
	Pitney Bowes Inc.	202,676	1,472
	MSA Safety Inc.	12,525	1,266
	Granite Construction Inc.	22,598	1,032
	Werner Enterprises Inc.	22,762	843
			146,753
Information Technology (10.2%)
	Leidos Holdings Inc.	154,133	10,908
*	Arrow Electronics Inc.	94,650	7,338
*	Keysight Technologies Inc.	102,966	6,682

	Avnet Inc.	127,450	6,169
*	PTC Inc.	51,100	5,107
*	ARRIS International plc	189,140	4,901
*	Ciena Corp.	154,934	4,893
	Science Applications
	International Corp.	45,656	4,119
	Sabre Corp.	155,646	4,064
*	NCR Corp.	127,812	3,631
	SYNNEX Corp.	31,629	3,067
*	Cree Inc.	58,624	2,820
*	Tech Data Corp.	37,649	2,739
	Cypress Semiconductor
	Corp.	147,114	2,532
	Convergys Corp.	98,842	2,444
*	First Solar Inc.	45,118	2,350
*,^	ViaSat Inc.	37,282	2,342
*	Lumentum Holdings Inc.	33,975	2,307
*	NetScout Systems Inc.	86,709	2,168
*	Acxiom Corp.	46,618	2,130
*	Teradata Corp.	48,330	2,004
*	Synaptics Inc.	37,390	1,804
	Belden Inc.	24,593	1,788
*	ACI Worldwide Inc.	61,629	1,751
	Vishay Intertechnology Inc.	72,788	1,732
	Perspecta Inc.	73,979	1,721
*	Manhattan Associates Inc.	28,155	1,633
*	CommVault Systems Inc.	22,386	1,559
	Plantronics Inc.	16,329	1,098
*	Cars.com Inc.	35,720	961
			98,762
Materials (9.4%)
	Steel Dynamics Inc.	254,873	11,655
	Reliance Steel &
	Aluminum Co.	78,144	6,868
	Sonoco Products Co.	107,549	6,027
	Ashland Global Holdings
	Inc.	67,410	5,676
	United States Steel Corp.	190,993	5,669
	RPM International Inc.	82,342	5,558
	Bemis Co. Inc.	98,278	4,843
	Cabot Corp.	66,784	4,336
*	Allegheny Technologies
	Inc.	135,745	3,669
	AptarGroup Inc.	34,367	3,599
	Domtar Corp.	67,873	3,455
*	Owens-Illinois Inc.	174,703	3,087
	Carpenter Technology
	Corp.	50,700	3,025
	Commercial Metals Co.	126,409	2,730
	Minerals Technologies Inc.	38,206	2,566
	Olin Corp.	75,872	2,332
	Compass Minerals
	International Inc.	36,568	2,287
	NewMarket Corp.	5,562	2,231
	Worthington Industries Inc.	46,515	2,167

32

S&P Mid-Cap 400 Value Index Fund

			Market
			Value•
		Shares	($000)
	Valvoline Inc.	84,555	1,820
	Sensient Technologies
	Corp.	25,155	1,786
	Greif Inc. Class A	28,005	1,545
	Scotts Miracle-Gro Co.	19,679	1,470
	PolyOne Corp.	31,100	1,314
	Silgan Holdings Inc.	46,433	1,265
			90,980
Real Estate (10.8%)
*	Omega Healthcare
	Investors Inc.	214,550	7,091
	American Campus
	Communities Inc.	147,668	6,192
	Hospitality Properties
	Trust	177,557	5,147
	Senior Housing Properties
	Trust	256,734	4,906
	EPR Properties	69,859	4,903
	Sabra Health Care REIT
	Inc.	192,620	4,542
	National Retail Properties
	Inc.	98,052	4,519
	Camden Property Trust	47,104	4,478
	LaSalle Hotel Properties	119,249	4,187
	CyrusOne Inc.	61,031	4,087
	JBG SMITH Properties	100,667	3,771
	Education Realty Trust Inc.	87,050	3,602
	Liberty Property Trust	81,425	3,562
	CoreCivic Inc.	128,075	3,316
	Kilroy Realty Corp.	42,714	3,124
	Highwoods Properties Inc.	61,452	3,057
	Jones Lang LaSalle Inc.	18,180	2,773
	Medical Properties Trust
	Inc.	177,308	2,668
	Douglas Emmett Inc.	63,837	2,493
	Weingarten Realty
	Investors	78,553	2,430
	Taubman Centers Inc.	36,900	2,384
	Life Storage Inc.	24,115	2,354
	Mack-Cali Realty Corp.	97,383	2,127
	Healthcare Realty Trust Inc.	66,266	2,052
	Cousins Properties Inc.	213,383	1,995
	Uniti Group Inc.	94,578	1,969
	Corporate Office
	Properties Trust	62,896	1,936
	Rayonier Inc.	54,510	1,899
	Alexander & Baldwin Inc.	73,092	1,715
	GEO Group Inc.	61,140	1,551
	Tanger Factory Outlet
	Centers Inc.	59,138	1,423
	Urban Edge Properties	51,527	1,178
	PotlatchDeltic Corp.	22,782	1,100
			104,531

Telecommunication Services (0.3%)
Telephone & Data
Systems Inc.	100,303	3,013
Frontier Communications
Corp.	2	—
		3,013
Utilities (7.3%)
Atmos Energy Corp.	120,185	11,085
UGI Corp.	187,235	10,120
OGE Energy Corp.	215,837	7,949
MDU Resources Group
Inc.	211,034	5,886
National Fuel Gas Co.	91,269	5,068
New Jersey Resources
Corp.	94,969	4,331
Hawaiian Electric
Industries Inc.	117,640	4,149
Black Hills Corp.	57,922	3,409
NorthWestern Corp.	53,477	3,206
Aqua America Inc.	75,027	2,790
ONE Gas Inc.	33,080	2,598
IDACORP Inc.	25,604	2,505
Vectren Corp.	32,322	2,301
Southwest Gas Holdings
Inc.	27,238	2,106
ALLETE Inc.	26,605	1,997
PNM Resources Inc.	34,448	1,342
		70,842
Total Common Stocks
(Cost $864,881)		968,346
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
[2,3] Vanguard Market
Liquidity Fund, 2.153%	25,776	2,578

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.0%)
4 United States Treasury
Bill, 2.078%, 11/15/18	250	249
Total Temporary Cash Investments
(Cost $2,826)		2,827
Total Investments (100.1%)
(Cost $867,707)		971,173

33

S&P Mid-Cap 400 Value Index Fund

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	49
Receivables for Investment Securities Sold	1,090
Receivables for Accrued Income	1,104
Receivables for Capital Shares Issued	133
Variation Margin Receivable—
Futures Contracts	4
Total Other Assets	2,380
Liabilities
Payables for Investment Securities
Purchased	(1,203)
Collateral for Securities on Loan	(1,902)
Payables for Capital Shares Redeemed	(6)
Payables to Vanguard	(171)
Total Liabilities	(3,282)
Net Assets (100%)	970,271

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	902,465
Undistributed Net Investment Income	9,081
Accumulated Net Realized Losses	(44,781)
Unrealized Appreciation (Depreciation)
Investment Securities	103,466
Futures Contracts	40
Net Assets	970,271

Amount
($000)
ETF Shares—Net Assets
Applicable to 5,650,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	734,822
Net Asset Value Per Share—
ETF Shares	$130.06

Institutional Shares—Net Assets
Applicable to 902,449 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	235,449
Net Asset Value Per Share—
Institutional Shares	$260.90

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $1,841,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $1,902,000 of collateral received for securities on loan.
4 Securities with a value of $249,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P Mid-Cap 400 Index	September 2018	9	1,841	40

See accompanying Notes, which are an integral part of the Financial Statements.

34

S&P Mid-Cap 400 Value Index Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	16,241
Interest[1]	28
Securities Lending—Net	166
Total Income	16,435
Expenses
The Vanguard Group—Note B
Investment Advisory Services	129
Management and Administrative—ETF Shares	1,133
Management and Administrative—Institutional Shares	96
Marketing and Distribution—ETF Shares	39
Marketing and Distribution—Institutional Shares	4
Custodian Fees	35
Auditing Fees	33
Shareholders’ Reports and Proxy—ETF Shares	33
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,503
Net Investment Income	14,932
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	56,247
Futures Contracts	149
Realized Net Gain (Loss)	56,396
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	66,886
Futures Contracts	16
Change in Unrealized Appreciation (Depreciation)	66,902
Net Increase (Decrease) in Net Assets Resulting from Operations	138,230

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $20,000, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $72,118,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

35

S&P Mid-Cap 400 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	14,932	12,227
Realized Net Gain (Loss)	56,396	56,629
Change in Unrealized Appreciation (Depreciation)	66,902	3,657
Net Increase (Decrease) in Net Assets Resulting from Operations	138,230	72,513
Distributions
Net Investment Income
ETF Shares	(10,667)	(7,918)
Institutional Shares	(2,513)	(2,032)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(13,180)	(9,950)
Capital Share Transactions
ETF Shares	5,142	122,285
Institutional Shares	48,891	(775)
Net Increase (Decrease) from Capital Share Transactions	54,033	121,510
Total Increase (Decrease)	179,083	184,073
Net Assets
Beginning of Period	791,188	607,115
End of Period[1]	970,271	791,188

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,081,000 and $7,329,000.

See accompanying Notes, which are an integral part of the Financial Statements.

36

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$112.31	$101.70	$91.40	$96.78	$77.93
Investment Operations
Net Investment Income	2.090[1]	1.767[1]	1.891[1]	1.600	1.500[1]
Net Realized and Unrealized Gain (Loss)
on Investments	17.548	10.344	9.880	(5.563)	18.094
Total from Investment Operations	19.638	12.111	11.771	(3.963)	19.594
Distributions
Dividends from Net Investment Income	(1.888)	(1.501)	(1.471)	(1.417)	(.744)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.888)	(1.501)	(1.471)	(1.417)	(.744)
Net Asset Value, End of Period	$130.06	$112.31	$101.70	$91.40	$96.78

Total Return	17.60%	11.91%	13.13%	-4.17%	25.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$735	$632	$460	$103	$87
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.72%	1.61%	1.97%	1.75%	1.66%
Portfolio Turnover Rate[2]	36%	39%	26%	47%	35%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

37

S&P Mid-Cap 400 Value Index Fund

S&P Mid-Cap 400 Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$225.05	$203.65	$182.92	$193.66	$155.83
Investment Operations
Net Investment Income	4.454[1]	3.866[1]	3.774[1]	3.420	3.191[1]
Net Realized and Unrealized Gain (Loss)
on Investments	35.198	20.656	20.020	(11.127)	36.207
Total from Investment Operations	39.652	24.522	23.794	(7.707)	39.398
Distributions
Dividends from Net Investment Income	(3.802)	(3.122)	(3.064)	(3.033)	(1.568)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.802)	(3.122)	(3.064)	(3.033)	(1.568)
Net Asset Value, End of Period	$260.90	$225.05	$203.65	$182.92	$193.66

Total Return	17.75%	12.05%	13.25%	-4.05%	25.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$235	$159	$147	$143	$137
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.84%	1.73%	2.09%	1.87%	1.78%
Portfolio Turnover Rate[2]	36%	39%	26%	47%	35%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

38

S&P Mid-Cap 400 Value Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

39

S&P Mid-Cap 400 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

40

S&P Mid-Cap 400 Value Index Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $49,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	968,346	—	—
Temporary Cash Investments	2,578	249	—
Futures Contracts—Assets[1]	4	—	—
Total	970,928	249	—
1 Represents variation margin on the last day of the reporting period.

41

S&P Mid-Cap 400 Value Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	72,118
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	(72,118)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	9,172
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(44,742)
Net unrealized gains (losses)	103,466

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount
($000)
Tax cost	867,707
Gross unrealized appreciation	136,513
Gross unrealized depreciation	(33,047)
Net unrealized appreciation (depreciation)	103,466

E. During the year ended August 31, 2018, the fund purchased $597,344,000 of investment securities and sold $539,354,000 of investment securities, other than temporary cash investments. Purchases and sales include $220,454,000 and $232,950,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $208,123,000 and $140,585,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

42

S&P Mid-Cap 400 Value Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	242,257	1,975	397,751	3,550
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(237,115)	(1,950)	(275,466)	(2,450)
Net Increase (Decrease)—ETF Shares	5,142	25	122,285	1,100
Institutional Shares
Issued	72,997	295	45,048	200
Issued in Lieu of Cash Distributions	1,572	6	1,071	5
Redeemed	(25,678)	(107)	(46,894)	(218)
Net Increase (Decrease)—Institutional Shares	48,891	194	(775)	(13)

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

43

S&P Mid-Cap 400 Growth Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	IVOG	VMFGX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.00%	1.12%

Portfolio Characteristics
		S&P
		MidCap	DJ
		400	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	249	247	3,745
Median Market Cap	$6.2B	$6.2B	$71.0B
Price/Earnings Ratio	27.3x	27.2x	21.0x
Price/Book Ratio	3.7x	3.7x	3.2x
Return on Equity	13.4%	13.4%	15.0%
Earnings Growth Rate	11.1%	11.1%	8.4%
Dividend Yield	1.1%	1.1%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	43%	—	—
Short-Term Reserves	-0.3%	—	—

Volatility Measures
	S&P	DJ
	MidCap	U.S. Total
	400 Growth	Market
	Index	FA Index
R-Squared	1.00	0.85
Beta	1.00	0.95
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Domino's Pizza Inc.	Restaurants	1.3%
Jack Henry & Associates Data Processing &
Inc.	Outsourced Services	1.3
Fortinet Inc.	Systems Software	1.3
IDEX Corp.	Industrial Machinery	1.2
Teleflex Inc.	Health Care
	Equipment	1.2
Trimble Inc.	Electronic Equipment
	& Instruments	1.1
Old Dominion Freight
Line Inc.	Trucking	1.1
Lamb Weston Holdings	Packaged Foods &
Inc.	Meats	1.0
Cognex Corp.	Electronic Equipment
	& Instruments	1.0
WellCare Health Plans	Managed Health
Inc.	Care	1.0
Top Ten		11.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

44

S&P Mid-Cap 400 Growth Index Fund

Sector Diversification (% of equity exposure)

		S&P
		MidCap	DJ
		400	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	17.1%	17.1%	13.1%
Consumer Staples	2.9	2.9	6.0
Energy	0.6	0.6	5.6
Financials	14.2	14.2	14.2
Health Care	14.4	14.4	14.3
Industrials	14.4	14.4	10.3
Information Technology	23.0	23.0	25.3
Materials	4.4	4.4	2.9
Real Estate	7.1	7.1	3.7
Telecommunication
Services	0.0	0.0	1.8
Utilities	1.9	1.9	2.8

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

45

S&P Mid-Cap 400 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2018

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/7/2010)	Investment

S&P Mid-Cap 400 Growth Index
Fund*ETF Shares Net Asset Value	21.83%	13.59%	15.25%	$31,032
S&P Mid-Cap 400 Growth Index
Fund*ETF Shares Market Price	21.82	13.58	15.24	31,022

S&P MidCap 400 Growth Index	22.04	13.80	15.45	31,469

Mid-Cap Growth Funds Average	25.16	12.73	14.11	28,681
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.26	14.21	15.39	31,344

Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(3/28/2011)	Investment
S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	21.97%	13.73%	12.44%	$11,948,266

S&P MidCap 400 Growth Index	22.04	13.80	12.51	11,997,516
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.26	14.21	13.43	12,744,777

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

See Financial Highlights for dividend and capital gains information.

46

S&P Mid-Cap 400 Growth Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Market Price	21.82%	89.05%	210.22%
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Net Asset Value	21.83	89.14	210.32
S&P MidCap 400 Growth Index	22.04	90.83	214.69

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		15.54%	12.96%	14.85%
Net Asset Value		15.51	12.94	14.85
Institutional Shares	3/28/2011[1]	15.64	13.07	11.96

1 Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on March 28, 2011. The total returns shown are based on the period beginning March 28, 2011.

47

S&P Mid-Cap 400 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (17.1%)
	Domino’s Pizza Inc.	48,827	14,578
*	NVR Inc.	3,891	10,383
	Service Corp. International	211,718	8,884
*	Live Nation Entertainment
	Inc.	156,782	7,789
	Pool Corp.	46,735	7,677
*	Five Below Inc.	64,227	7,481
	Polaris Industries Inc.	67,812	7,354
	Dunkin’ Brands Group Inc.	95,825	6,985
	Wyndham Hotels &
	Resorts Inc.	115,162	6,535
	Six Flags Entertainment
	Corp.	89,732	6,061
	Toll Brothers Inc.	163,048	5,907
	Thor Industries Inc.	56,591	5,401
	Wyndham Destinations
	Inc.	115,242	5,094
*	Ollie’s Bargain Outlet
	Holdings Inc.	57,600	5,017
*	Skechers U. S. A. Inc.
	Class A	156,817	4,623
	Gentex Corp.	196,067	4,584
	World Wrestling
	Entertainment Inc.
	Class A	46,190	4,037
	Carter’s Inc.	37,401	3,962
*	Visteon Corp.	34,117	3,766
	Churchill Downs Inc.	13,136	3,712
	Delphi Technologies plc	102,526	3,612
	Boyd Gaming Corp.	94,891	3,456
	Texas Roadhouse Inc.
	Class A	50,088	3,454
	New York Times Co.
	Class A	147,781	3,443
*	Eldorado Resorts Inc.	69,137	3,322
	Brunswick Corp.	45,293	3,008

	ILG Inc.	88,100	3,007
	American Eagle Outfitters
	Inc.	114,321	2,968
	Cable One Inc.	3,362	2,817
*	TRI Pointe Group Inc.	175,451	2,542
	KB Home	97,526	2,424
*	Deckers Outdoor Corp.	17,581	2,142
	Dana Inc.	107,511	2,104
*	AMC Networks Inc.
	Class A	33,447	2,101
*	Sotheby’s	42,485	2,040
	Jack in the Box Inc.	21,350	1,935
*	Scientific Games Corp.	61,827	1,873
	Wendy’s Co.	105,703	1,866
*	Helen of Troy Ltd.	14,447	1,719
	Cracker Barrel Old Country
	Store Inc.	11,093	1,654
	Marriott Vacations
	Worldwide Corp.	12,934	1,539
	Meredith Corp.	25,254	1,304
	John Wiley & Sons Inc.
	Class A	19,694	1,271
*,^	Tempur Sealy International
	Inc.	22,425	1,242
	Adient plc	21,560	933
	Tupperware Brands Corp.	25,382	825
	Papa John’s International
	Inc.	10,860	501
			188,932
Consumer Staples (2.9%)
	Lamb Weston Holdings
	Inc.	168,859	11,415
	Ingredion Inc.	38,372	3,878
*	Sprouts Farmers Market
	Inc.	141,597	3,748
	Nu Skin Enterprises Inc.
	Class A	28,897	2,300
	Flowers Foods Inc.	96,399	1,943

48

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Energizer Holdings Inc.	30,324	1,928
	Lancaster Colony Corp.	11,715	1,831
	Sanderson Farms Inc.	15,779	1,669
*	Boston Beer Co. Inc.
	Class A	4,750	1,440
*	Hain Celestial Group Inc.	48,000	1,371
	Tootsie Roll Industries Inc.	10,277	296
			31,819
Energy (0.6%)
	Core Laboratories NV	21,390	2,450
*	Apergy Corp.	50,055	2,264
*	Matador Resources Co.	51,384	1,682
			6,396
Financials (14.2%)
	East West Bancorp Inc.	167,321	10,606
	FactSet Research
	Systems Inc.	44,890	10,297
	SEI Investments Co.	151,511	9,557
	MarketAxess Holdings Inc.	43,425	8,243
	Eaton Vance Corp.	137,643	7,258
	Synovus Financial Corp.	136,999	6,858
	Primerica Inc.	50,886	6,221
	Janus Henderson Group
	plc	208,279	5,884
	Kemper Corp.	71,713	5,834
*	Bank OZK	140,226	5,674
	Interactive Brokers Group
	Inc.	86,709	5,390
	Brown & Brown Inc.	169,446	5,165
*	Texas Capital Bancshares
	Inc.	57,364	5,100
	Evercore Inc. Class A	47,029	4,992
	CNO Financial Group Inc.	193,250	4,176
	First American Financial
	Corp.	72,131	4,101
	Webster Financial Corp.	61,689	4,033
*	SLM Corp.	341,751	4,005
	Commerce Bancshares Inc.	56,325	4,002
	Sterling Bancorp	171,855	3,927
	Cullen/Frost Bankers Inc.	34,862	3,866
	Pinnacle Financial Partners
	Inc.	50,402	3,253
	RenaissanceRe Holdings
	Ltd.	24,165	3,213
	Wintrust Financial Corp.	35,750	3,166
	Signature Bank	22,316	2,583
	Federated Investors Inc.
	Class B	110,102	2,550
	MB Financial Inc.	49,519	2,400
	Cathay General Bancorp	55,558	2,350
*,^	LendingTree Inc.	9,087	2,302
	Hancock Whitney Corp.	43,336	2,234
	Home BancShares Inc.	87,446	2,047

	Bank of Hawaii Corp.	23,417	1,947
	BancorpSouth Bank	43,579	1,517
	Washington Federal Inc.	39,989	1,364
			156,115
Health Care (14.4%)
	Teleflex Inc.	52,592	13,013
*	WellCare Health Plans Inc.	35,284	10,676
	Encompass Health Corp.	114,114	9,311
	Bio-Techne Corp.	43,388	8,338
*	Bio-Rad Laboratories Inc.
	Class A	23,389	7,608
	Hill-Rom Holdings Inc.	76,535	7,445
*	PRA Health Sciences Inc.	66,593	7,032
*	Catalent Inc.	165,486	6,917
*	Charles River Laboratories
	International Inc.	55,326	6,833
	STERIS plc	59,605	6,820
*	Masimo Corp.	55,014	6,486
*	LivaNova plc	50,340	6,320
	West Pharmaceutical
	Services Inc.	52,678	6,166
*	Exelixis Inc.	325,670	6,119
	Chemed Corp.	18,405	5,955
*	Medidata Solutions Inc.	68,389	5,812
*	ICU Medical Inc.	17,597	5,385
*	Globus Medical Inc.	84,632	4,508
*	United Therapeutics Corp.	34,695	4,267
*	Haemonetics Corp.	37,982	4,240
	Cantel Medical Corp.	40,940	3,971
*	Molina Healthcare Inc.	26,877	3,709
*	Integra LifeSciences
	Holdings Corp.	50,506	3,004
*	NuVasive Inc.	35,516	2,493
*	Akorn Inc.	108,482	1,702
*	Prestige Consumer
	Healthcare Inc.	41,062	1,581
*	Allscripts Healthcare
	Solutions Inc.	106,867	1,561
*	Tenet Healthcare Corp.	38,656	1,303
*	Community Health
	Systems Inc. Rights	29,782	1
			158,576
Industrials (14.4%)
	IDEX Corp.	88,590	13,573
	Old Dominion Freight
	Line Inc.	78,785	12,007
*	Teledyne Technologies Inc.	41,298	9,798
	Lennox International Inc.	42,864	9,550
	Graco Inc.	193,542	9,098
	Nordson Corp.	59,032	8,207
	Toro Co.	122,424	7,442
	Rollins Inc.	110,859	6,660
	Donaldson Co. Inc.	91,475	4,629

49

S&P Mid-Cap 400 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Brink’s Co.	58,783	4,415
	Wabtec Corp.	40,575	4,395
*	KLX Inc.	58,592	4,326
	Hubbell Inc. Class B	34,210	4,323
	Carlisle Cos. Inc.	33,781	4,284
	Curtiss-Wright Corp.	29,101	3,898
	Landstar System Inc.	33,519	3,881
	Lincoln Electric Holdings
	Inc.	38,462	3,622
	Healthcare Services Group
	Inc.	85,118	3,508
	Dun & Bradstreet Corp.	22,268	3,183
	ITT Inc.	53,495	3,162
	Watsco Inc.	17,761	3,108
*	Dycom Industries Inc.	36,024	3,023
	Oshkosh Corp.	40,972	2,879
	Woodward Inc.	33,885	2,730
	Herman Miller Inc.	68,853	2,637
	MSA Safety Inc.	25,990	2,627
	Knight-Swift Transportation
	Holdings Inc.	74,127	2,530
	Crane Co.	25,784	2,354
	MSC Industrial Direct Co.
	Inc. Class A	23,831	2,037
	Timken Co.	41,005	1,995
	Kennametal Inc.	39,593	1,617
	Deluxe Corp.	27,068	1,603
	Valmont Industries Inc.	10,676	1,499
	Terex Corp.	35,018	1,357
	Granite Construction Inc.	28,353	1,295
	Werner Enterprises Inc.	27,435	1,016
			158,268
Information Technology (22.9%)
	Jack Henry & Associates
	Inc.	89,256	14,142
*	Fortinet Inc.	166,941	13,983
*	Trimble Inc.	287,788	12,116
	Cognex Corp.	199,713	10,745
*	Zebra Technologies Corp.	61,662	10,590
*	Ultimate Software Group
	Inc.	33,585	10,400
*	Tyler Technologies Inc.	41,118	10,154
	Teradyne Inc.	220,923	9,100
	CDK Global Inc.	142,854	8,903
*	WEX Inc.	46,269	8,801
*	Fair Isaac Corp.	34,459	7,959
*	PTC Inc.	78,616	7,857
*	Keysight Technologies Inc.	105,755	6,862
	Monolithic Power Systems
	Inc.	44,820	6,717
	Littelfuse Inc.	28,831	6,446
*	Integrated Device
	Technology Inc.	149,274	6,343

	National Instruments Corp.	124,235	5,932
	MKS Instruments Inc.	63,145	5,866
	Blackbaud Inc.	56,037	5,860
	Jabil Inc.	197,804	5,847
*	Coherent Inc.	28,722	5,474
	LogMeIn Inc.	60,293	5,182
	MAXIMUS Inc.	75,337	5,010
	Versum Materials Inc.	125,796	5,005
*	Silicon Laboratories Inc.	49,923	4,893
*	CoreLogic Inc.	94,269	4,793
	j2 Global Inc.	56,712	4,683
	Cypress Semiconductor
	Corp.	256,672	4,417
*	Teradata Corp.	87,963	3,648
	InterDigital Inc.	40,122	3,314
	Sabre Corp.	125,510	3,277
*	Cirrus Logic Inc.	70,415	3,095
*	Manhattan Associates Inc.	47,070	2,730
*	Cree Inc.	53,390	2,569
*	Lumentum Holdings Inc.	36,319	2,466
*	First Solar Inc.	46,236	2,408
	Perspecta Inc.	85,645	1,992
*	ACI Worldwide Inc.	68,569	1,948
*	Acxiom Corp.	39,159	1,789
	Vishay Intertechnology Inc.	74,762	1,779
*	CommVault Systems Inc.	24,911	1,735
	Belden Inc.	20,654	1,502
*	ViaSat Inc.	23,406	1,470
	Plantronics Inc.	20,505	1,378
*	Cars.com Inc.	44,826	1,206
			252,386
Materials (4.3%)
	Chemours Co.	205,443	8,957
	Royal Gold Inc.	75,581	5,764
	Eagle Materials Inc.	55,397	5,115
	Louisiana-Pacific Corp.	167,651	4,889
	RPM International Inc.	66,403	4,482
	AptarGroup Inc.	35,298	3,696
	Olin Corp.	111,993	3,442
	Valvoline Inc.	135,566	2,917
	PolyOne Corp.	59,103	2,498
	NewMarket Corp.	4,671	1,873
	Scotts Miracle-Gro Co.	23,718	1,772
	Sensient Technologies
	Corp.	21,997	1,562
	Silgan Holdings Inc.	35,926	979
			47,946
Real Estate (7.1%)
	Lamar Advertising Co.
	Class A	97,047	7,477
	Camden Property Trust	56,775	5,397
	Jones Lang LaSalle Inc.	33,096	5,048
	Kilroy Realty Corp.	68,482	5,009

50

S&P Mid-Cap 400 Growth Index Fund

		Market
		Value•
	Shares	($000)
CoreSite Realty Corp.	41,846	4,874
First Industrial Realty
Trust Inc.	144,768	4,699
Douglas Emmett Inc.	116,198	4,539
Liberty Property Trust	83,616	3,658
Medical Properties Trust
Inc.	231,672	3,487
National Retail Properties
Inc.	72,838	3,357
CyrusOne Inc.	49,218	3,296
Rayonier Inc.	91,148	3,175
Life Storage Inc.	27,934	2,726
Highwoods Properties Inc.	53,737	2,673
Cousins Properties Inc.	257,193	2,405
Healthcare Realty Trust Inc.	73,729	2,283
PotlatchDeltic Corp.	45,221	2,184
Taubman Centers Inc.	30,989	2,002
GEO Group Inc.	76,714	1,946
Uniti Group Inc.	89,638	1,866
Weingarten Realty
Investors	53,667	1,660
Corporate Office
Properties Trust	50,711	1,561
Urban Edge Properties	67,298	1,538
Tanger Factory Outlet
Centers Inc.	45,776	1,101
		77,961
Utilities (1.9%)
Aqua America Inc.	125,312	4,659
Vectren Corp.	61,393	4,371
IDACORP Inc.	30,839	3,018
ALLETE Inc.	30,784	2,311
PNM Resources Inc.	55,186	2,150
Southwest Gas Holdings
Inc.	26,803	2,072
ONE Gas Inc.	25,444	1,998
		20,579
Total Common Stocks
(Cost $989,718)		1,098,978
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3] Vanguard Market
Liquidity Fund, 2.153%	13,616	1,362

	Face	Market
	Amount	Value •
	($000)	($000)
U. S. Government and Agency Obligations (0.0%)
4 United States Treasury
Bill, 1.934%, 10/11/18	50	50
4 United States Treasury
Bill, 2.034%, 11/15/18	150	149
		199
Total Temporary Cash Investments
(Cost $1,561)		1,561
Total Investments (99.9%)
(Cost $991,279)		1,100,539

		Amount
		($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard		58
Receivables for Investment Securities Sold 2,611
Receivables for Accrued Income		963
Receivables for Capital Shares Issued		2
Variation Margin Receivable—
Futures Contracts		4
Total Other Assets		3,638
Liabilities
Payables for Investment Securities
Purchased		(1,551)
Collateral for Securities on Loan		(725)
Payables for Capital Shares Redeemed		(1)
Payables to Vanguard		(233)
Variation Margin Payable—
Futures Contracts		(2)
Total Liabilities		(2,512)
Net Assets (100%)		1,101,665

51

S&P Mid-Cap 400 Growth Index Fund

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,034,004
Undistributed Net Investment Income	4,975
Accumulated Net Realized Losses	(46,596)
Unrealized Appreciation (Depreciation)
Investment Securities	109,260
Futures Contracts	22
Net Assets	1,101,665

ETF Shares—Net Assets
Applicable to 5,675,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	831,133
Net Asset Value Per Share—
ETF Shares	$146.46

Amount
($000)
Institutional Shares—Net Assets
Applicable to 926,268 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	270,532
Net Asset Value Per Share—
Institutional Shares	$292.07

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $707,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.1% and -0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $725,000 of collateral received for securities on loan.
4 Securities with a value of $199,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	14	2,031	(2)
E-mini S&P Mid-Cap 400 Index	September 2018	8	1,636	24
				22

See accompanying Notes, which are an integral part of the Financial Statements.

52

S&P Mid-Cap 400 Growth Index Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	12,272
Interest[1]	34
Securities Lending—Net	27
Total Income	12,333
Expenses
The Vanguard Group—Note B
Investment Advisory Services	161
Management and Administrative—ETF Shares	1,413
Management and Administrative—Institutional Shares	136
Marketing and Distribution—ETF Shares	47
Marketing and Distribution—Institutional Shares	7
Custodian Fees	51
Auditing Fees	33
Shareholders’ Reports and Proxy—ETF Shares	36
Shareholders’ Reports and Proxy—Institutional Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	1,887
Expenses Paid Indirectly	(20)
Net Expenses	1,867
Net Investment Income	10,466
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	192,482
Futures Contracts	211
Realized Net Gain (Loss)	192,693
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	15,195
Futures Contracts	18
Change in Unrealized Appreciation (Depreciation)	15,213
Net Increase (Decrease) in Net Assets Resulting from Operations	218,372

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $29,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $199,225,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

53

S&P Mid-Cap 400 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,466	8,810
Realized Net Gain (Loss)	192,693	71,370
Change in Unrealized Appreciation (Depreciation)	15,213	11,967
Net Increase (Decrease) in Net Assets Resulting from Operations	218,372	92,147
Distributions
Net Investment Income
ETF Shares	(8,531)	(5,674)
Institutional Shares	(1,904)	(2,068)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(10,435)	(7,742)
Capital Share Transactions
ETF Shares	(11,997)	109,562
Institutional Shares	(99,600)	128,195
Net Increase (Decrease) from Capital Share Transactions	(111,597)	237,757
Total Increase (Decrease)	96,340	322,162
Net Assets
Beginning of Period	1,005,325	683,163
End of Period[1]	1,101,665	1,005,325

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,975,000 and $4,944,000.

See accompanying Notes, which are an integral part of the Financial Statements.

54

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$121.33	$109.76	$99.88	$97.18	$80.96
Investment Operations
Net Investment Income	1.268[1]	1.152[1]	.954	1.036	.571
Net Realized and Unrealized Gain (Loss)
on Investments	25.098	11.576	9.960	2.456	16.256
Total from Investment Operations	26.366	12.728	10.914	3.492	16.827
Distributions
Dividends from Net Investment Income	(1.236)	(1.158)	(1.034)	(.792)	(.607)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.236)	(1.158)	(1.034)	(.792)	(.607)
Net Asset Value, End of Period	$146.46	$121.33	$109.76	$99.88	$97.18

Total Return	21.83%	11.67%	11.04%	3.60%	20.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$831	$686	$513	$377	$292
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.94%	0.99%	1.08%	1.08%	0.81%
Portfolio Turnover Rate[2]	43%	40%	38%	47%	38%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

55

S&P Mid-Cap 400 Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$241.68	$218.61	$198.85	$193.45	$161.12
Investment Operations
Net Investment Income	2.894[1]	2.604[1]	2.094	2.271	1.316
Net Realized and Unrealized Gain (Loss)
on Investments	49.971	23.011	19.906	4.900	32.386
Total from Investment Operations	52.865	25.615	22.000	7.171	33.702
Distributions
Dividends from Net Investment Income	(2.475)	(2.545)	(2.240)	(1.771)	(1.372)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.475)	(2.545)	(2.240)	(1.771)	(1.372)
Net Asset Value, End of Period	$292.07	$241.68	$218.61	$198.85	$193.45

Total Return	21.97%	11.80%	11.18%	3.72%	20.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$271	$320	$170	$96	$90
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.06%	1.11%	1.20%	1.20%	0.93%
Portfolio Turnover Rate[2]	43%	40%	38%	47%	38%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

56

S&P Mid-Cap 400 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Mid-Cap 400 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

57

S&P Mid-Cap 400 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

58

S&P Mid-Cap 400 Growth Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $58,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2018, custodian fee offset arrangements reduced the fund’s expenses by $20,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,098,978	—	—
Temporary Cash Investments	1,362	199	—
Futures Contracts—Assets[1]	4	—	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	1,100,342	199	—
1 Represents variation margin on the last day of the reporting period.

59

S&P Mid-Cap 400 Growth Index Fund

E. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	199,225
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	(199,225)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	5,116
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(46,574)
Net unrealized gains (losses)	109,260

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	991,279
Gross unrealized appreciation	146,442
Gross unrealized depreciation	(37,182)
Net unrealized appreciation (depreciation)	109,260

F. During the year ended August 31, 2018, the fund purchased $1,225,536,000 of investment securities and sold $1,335,424,000 of investment securities, other than temporary cash investments. Purchases and sales include $644,112,000 and $881,197,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $173,658,000 and $182,460,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

60

S&P Mid-Cap 400 Growth Index Fund

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	786,398	5,825	361,088	3,075
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(798,395)	(5,800)	(251,526)	(2,100)
Net Increase (Decrease)—ETF Shares	(11,997)	25	109,562	975
Institutional Shares
Issued	75,872	277	162,354	692
Issued in Lieu of Cash Distributions	1,315	5	430	2
Redeemed	(176,787)	(679)	(34,589)	(148)
Net Increase (Decrease)—Institutional Shares	(99,600)	(397)	128,195	546

H. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Admiral Funds and Shareholders of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund (three of the funds constituting Vanguard Admiral Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the five years in the period ended August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

62

Special 2018 tax information (unaudited) for Vanguard S&P Mid-Cap 400 Index Funds

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
S&P Mid-Cap 400 Index Fund	24,383
S&P Mid-Cap 400 Value Index Fund	11,047
S&P Mid-Cap 400 Growth Index Fund	9,128

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P Mid-Cap 400 Index Fund	79.7%
S&P Mid-Cap 400 Value Index Fund	80.3
S&P Mid-Cap 400 Growth Index Fund	89.1

63

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P Mid-Cap 400 Index Funds

Periods Ended August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Mid-Cap 400 Index Fund ETF Shares
Returns Before Taxes	19.82%	13.15%	14.87%
Returns After Taxes on Distributions	19.39	12.72	14.55
Returns After Taxes on Distributions and Sale of
Fund Shares	11.92	10.40	12.29
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Mid-Cap 400 Value Index Fund ETF Shares
Returns Before Taxes	17.60%	12.32%	14.23%
Returns After Taxes on Distributions	17.12	11.91	13.88
Returns After Taxes on Distributions and Sale of
Fund Shares	10.63	9.74	11.72
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Mid-Cap 400 Growth Index Fund ETF Shares
Returns Before Taxes	21.83%	13.59%	15.25%
Returns After Taxes on Distributions	21.54	13.31	15.03
Returns After Taxes on Distributions and Sale of
Fund Shares	13.06	10.82	12.65

64

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

65

Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2018	8/31/2018	Period
Based on Actual Fund Return
S&P Mid-Cap 400 Index Fund
ETF Shares	$1,000.00	$1,198.23	$0.83
Institutional Shares	1,000.00	1,199.20	0.44
S&P Mid-Cap 400 Value Index Fund
ETF Shares	$1,000.00	$1,176.01	$1.10
Institutional Shares	1,000.00	1,177.45	0.44
S&P Mid-Cap 400 Growth Index Fund
ETF Shares	$1,000.00	$1,218.32	$1.12
Institutional Shares	1,000.00	1,219.72	0.45
Based on Hypothetical 5% Yearly Return
S&P Mid-Cap 400 Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.80	0.41
S&P Mid-Cap 400 Value Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
Institutional Shares	1,000.00	1,024.80	0.41
S&P Mid-Cap 400 Growth Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
Institutional Shares	1,000.00	1,024.80	0.41

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Mid-Cap 400 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the S&P Mid-Cap 400 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for the S&P Mid-Cap 400 Growth Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

66

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund, and Vanguard S&P Mid-Cap 400 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inception in 2010 and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

67

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

68

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

69

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

70

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
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rights reserved.
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This material may be used in conjunction	trademarks of Standard & Poor’s Financial Services LLC
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All comparative mutual fund data are from Lipper, a	Vanguard product(s) are not sponsored, endorsed, sold
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otherwise noted.	respective affiliates and none of such parties make any
You can obtain a free copy of Vanguard’s proxy voting	representation regarding the advisability of investing in
guidelines by visiting vanguard.com/proxyreporting or by	such product(s) nor do they have any liability for any
calling Vanguard at 800-662-2739. The guidelines are	errors, omissions, or interruptions of the index.
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
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vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18420 102018

Annual Report | August 31, 2018

Vanguard S&P 500 Value and Growth Index Funds

Vanguard S&P 500 Value Index Fund

Vanguard S&P 500 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	4
S&P 500 Value Index Fund.	6
S&P 500 Growth Index Fund.	25
Your Fund’s After-Tax Returns.	45
About Your Fund’s Expenses.	46
Trustees Approve Advisory Arrangements.	48
Glossary.	50

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Large-capitalization growth stocks outpaced their value counterparts for the 12 months ended August 31, 2018. Vanguard S&P 500 Growth Index Fund returned more than 25% and Vanguard S&P 500 Value Index Fund returned about 13%.

• Both funds tracked their target indexes. The Value Index Fund trailed the average return of its peers, and the Growth Index Fund slightly surpassed its peer average.

• The broad U.S. stock market advanced about 20% as corporate earnings remained strong and the U.S. economy continued to indicate growth. However, stocks endured a stretch of volatility in the first quarter of 2018 before rebounding.

• Information technology stocks, which compose more than 40% of the Growth Index Fund, accounted for more than half its return. Consumer staples stocks were the fund’s only negative performer.

• For the Value Index Fund, financial stocks contributed the most to returns.
Only utilities stocks declined.

Total Returns: Fiscal Year Ended August 31, 2018
Total
Returns
Vanguard S&P 500 Value Index Fund
ETF Shares
Market Price	13.10%
Net Asset Value	13.08
Institutional Shares	13.18
S&P 500 Value Index	13.24
Large-Cap Value Funds Average	14.09
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard S&P 500 Growth Index Fund
ETF Shares
Market Price	25.48%
Net Asset Value	25.48
S&P 500 Growth Index	25.69
Large-Cap Growth Funds Average	25.16

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2018
Average
Annual Return
S&P 500 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	13.05%
S&P 500 Value Index	13.22
Large-Cap Value Funds Average	12.32
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

S&P 500 Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	17.18%
S&P 500 Growth Index	17.36
Large-Cap Growth Funds Average	15.50
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P 500 Value Index Fund	0.15%	0.08%	1.04%
S&P 500 Growth Index Fund	0.15	—	1.10

The fund expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the funds’ expense ratios were: for the S&P 500 Value Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; and for the S&P 500 Growth Index Fund, 0.15%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the S&P 500 Value Index Fund, Large-Cap Value Funds, and for the S&P 500 Growth Index Fund, Large-Cap Growth Funds.

3

CEO’s Perspective

Tim Buckley

President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

4

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Mortimer J. Buckley

President and Chief Executive Officer September 13, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U. S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

5

S&P 500 Value Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VOOV	VSPVX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	2.48%	2.55%

Portfolio Characteristics
			DJ
		S&P 500	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	384	383	3,745
Median Market Cap	$82.5B	$82.5B	$71.0B
Price/Earnings Ratio	16.4x	16.4x	21.0x
Price/Book Ratio	2.2x	2.2x	3.2x
Return on Equity	12.6%	12.6%	15.0%
Earnings Growth
Rate	5.5%	5.5%	8.4%
Dividend Yield	2.5%	2.5%	1.7%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate	20%	—	—
Short-Term
Reserves	-0.2%	—	—

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.87
Beta	1.00	0.95

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Berkshire Hathaway Inc.	Multi-Sector
	Holdings	3.6%
JPMorgan Chase & Co.	Diversified Banks	3.5
Exxon Mobil Corp.	Integrated Oil & Gas	3.0
Wells Fargo & Co.	Diversified Banks	2.3
AT&T Inc.	Integrated
	Telecommunication
	Services	2.1
Chevron Corp.	Integrated Oil & Gas	2.0
Verizon Communications Integrated
Inc.	Telecommunication
	Services	2.0
Citigroup Inc.	Diversified Banks	1.6
Johnson & Johnson	Pharmaceuticals	1.5
DowDuPont Inc.	Diversified
	Chemicals	1.5
Top Ten		23.1%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

6

S&P 500 Value Index Fund

Sector Diversification (% of equity exposure)

			DJ
		S&P 500	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	8.5%	8.5%	13.1%
Consumer Staples	9.9	9.9	6.0
Energy	12.6	12.6	5.6
Financials	24.1	24.1	14.2
Health Care	11.6	11.6	14.3
Industrials	9.7	9.7	10.3
Information Technology	7.0	6.9	25.3
Materials	4.0	4.0	2.9
Real Estate	2.9	2.9	3.7
Telecommunication
Services	4.3	4.3	1.8
Utilities	5.4	5.5	2.8

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

7

S&P 500 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/7/2010)	Investment

S&P 500 Value Index Fund*ETF Shares
Net Asset Value	13.08%	11.18%	13.05%	$26,615
S&P 500 Value Index Fund*ETF Shares
Market Price	13.10	11.19	13.05	26,615

S&P 500 Value Index	13.24	11.33	13.22	26,929

Large-Cap Value Funds Average	14.09	10.66	12.32	25,280
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.26	14.21	15.39	31,344

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/3/2015)	Investment
S&P 500 Value Index Fund Institutional
Shares	13.18%	8.71%	$6,694,346

S&P 500 Value Index	13.24	8.77	6,708,510
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.26	11.61	7,340,896

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

S&P 500 Value Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2018
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P 500 Value Index Fund ETF Shares Market Price	13.10%	69.92%	166.15%
S&P 500 Value Index Fund ETF Shares Net Asset Value	13.08	69.87	166.15
S&P 500 Value Index	13.24	71.06	169.29

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		7.41%	10.29%	12.59%
Net Asset Value		7.44	10.29	12.59
Institutional Shares	3/3/2015	7.53	—	7.44

9

S&P 500 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (8.4%)
	Walt Disney Co.	67,860	7,602
	Comcast Corp. Class A	197,738	7,314
	Twenty-First Century
	Fox Inc. Class A	90,781	4,121
	Target Corp.	45,913	4,017
	General Motors Co.	109,242	3,938
	TJX Cos. Inc.	29,702	3,266
	Ford Motor Co.	337,076	3,195
	NIKE Inc. Class B	36,453	2,996
	Lowe’s Cos. Inc.	22,653	2,464
	Starbucks Corp.	42,784	2,287
	Twenty-First Century
	Fox Inc.	37,813	1,698
	Best Buy Co. Inc.	21,121	1,680
	Omnicom Group Inc.	19,574	1,357
	Yum! Brands Inc.	15,309	1,330
	Genuine Parts Co.	12,637	1,262
	Dollar General Corp.	11,383	1,226
	Carnival Corp.	19,229	1,182
	Kohl’s Corp.	14,488	1,146
	Hilton Worldwide Holdings
	Inc.	14,436	1,121
*	O’Reilly Automotive Inc.	3,245	1,088
	Ross Stores Inc.	11,087	1,062
	Advance Auto Parts Inc.	6,375	1,046
*	AutoZone Inc.	1,309	1,004
	VF Corp.	10,714	987
	Macy’s Inc.	26,384	964
	PVH Corp.	6,636	950
	Newell Brands Inc.	41,827	908
	Viacom Inc. Class B	30,398	890
	CBS Corp. Class B	16,175	858
	Interpublic Group of Cos.
	Inc.	33,201	775
	Tapestry Inc.	15,120	766

*	Discovery
	Communications Inc.	29,438	755
	MGM Resorts International	24,167	701
*	DISH Network Corp.
	Class A	19,717	697
	Whirlpool Corp.	5,557	695
	Ralph Lauren Corp.
	Class A	4,795	637
	Nordstrom Inc.	10,115	636
	Tiffany & Co.	5,089	624
	Harley-Davidson Inc.	14,333	611
*	Chipotle Mexican Grill Inc.
	Class A	1,285	611
	Royal Caribbean Cruises
	Ltd.	4,960	608
*	CarMax Inc.	7,668	598
	Gap Inc.	18,686	567
	Expedia Group Inc.	4,268	557
	L Brands Inc.	20,889	552
	Tractor Supply Co.	6,201	547
	News Corp. Class A	40,038	523
	Leggett & Platt Inc.	11,304	514
	Foot Locker Inc.	10,172	501
	Darden Restaurants Inc.	4,264	495
	Lennar Corp. Class A	9,364	484
	Goodyear Tire & Rubber
	Co.	20,653	469
	Hasbro Inc.	4,504	447
*	Ulta Beauty Inc.	1,526	397
*	LKQ Corp.	11,202	387
*,^	Discovery Communications
	Inc. Class A	13,421	374
*	Mohawk Industries Inc.	1,911	366
*	Mattel Inc.	21,627	334
*	Under Armour Inc. Class A	16,011	327
	Garmin Ltd.	4,789	326
*	TripAdvisor Inc.	5,814	316
	Hanesbrands Inc.	18,000	316
*	Under Armour Inc.	16,226	308

10

S&P 500 Value Index Fund

		Market
		Value•
	Shares	($000)
BorgWarner Inc.	5,612	246
H&R Block Inc.	6,486	176
News Corp. Class B	3,654	50
Lennar Corp. Class B	364	15
		81,267
Consumer Staples (9.8%)
Walmart Inc.	124,589	11,943
Procter & Gamble Co.	136,429	11,317
Costco Wholesale Corp.	37,772	8,806
Coca-Cola Co.	181,397	8,085
PepsiCo Inc.	62,273	6,975
Mondelez International Inc.
Class A	127,031	5,427
Philip Morris International
Inc.	66,935	5,214
Walgreens Boots Alliance
Inc.	73,445	5,035
Altria Group Inc.	71,717	4,197
Sysco Corp.	41,278	3,088
Kraft Heinz Co.	51,447	2,998
Colgate-Palmolive Co.	39,815	2,644
Archer-Daniels-Midland Co.	48,156	2,427
Kroger Co.	70,001	2,205
Kimberly-Clark Corp.	16,847	1,947
Tyson Foods Inc. Class A	25,629	1,610
General Mills Inc.	33,188	1,527
Conagra Brands Inc.	33,890	1,245
Molson Coors Brewing Co.
Class B	15,936	1,064
JM Smucker Co.	9,783	1,011
Kellogg Co.	13,764	988
Hormel Foods Corp.	23,258	911
Clorox Co.	4,796	695
McCormick & Co. Inc.	5,327	665
Campbell Soup Co.	16,570	654
Church & Dwight Co. Inc.	9,904	560
Hershey Co.	5,535	556
Coty Inc. Class A	40,720	503
Brown-Forman Corp.
Class B	7,444	389
		94,686
Energy (12.6%)
Exxon Mobil Corp.	364,613	29,231
Chevron Corp.	164,569	19,495
Schlumberger Ltd.	119,286	7,534
ConocoPhillips	100,765	7,399
Occidental Petroleum
Corp.	65,947	5,267
Valero Energy Corp.	37,110	4,375
Phillips 66	36,143	4,283
EOG Resources Inc.	32,403	3,831
Marathon Petroleum Corp.	39,776	3,273
Williams Cos. Inc.	102,099	3,021
Halliburton Co.	75,438	3,009

	Kinder Morgan Inc.	163,386	2,892
	Anadarko Petroleum Corp.	44,359	2,857
	Pioneer Natural Resources
	Co.	14,677	2,564
	ONEOK Inc.	35,401	2,333
*	Concho Resources Inc.	16,370	2,245
	Devon Energy Corp.	45,075	1,935
	Andeavor	11,973	1,829
	Marathon Oil Corp.	73,476	1,581
	National Oilwell Varco Inc.	32,900	1,549
	Apache Corp.	32,911	1,443
	Noble Energy Inc.	41,720	1,240
	Baker Hughes a GE Co.	35,861	1,182
	TechnipFMC plc	37,377	1,145
	HollyFrontier Corp.	15,204	1,133
	EQT Corp.	21,721	1,108
	Hess Corp.	15,560	1,048
	Helmerich & Payne Inc.	9,377	615
	Cabot Oil & Gas Corp.	20,996	500
	Cimarex Energy Co.	5,588	472
*	Newfield Exploration Co.	17,200	469
			120,858
Financials (24.0%)
*	Berkshire Hathaway Inc.
	Class B	165,755	34,596
	JPMorgan Chase & Co.	293,215	33,597
	Wells Fargo & Co.	377,682	22,087
	Citigroup Inc.	219,597	15,644
	Bank of America Corp.	422,274	13,061
	US Bancorp	134,375	7,271
	Goldman Sachs Group Inc.	30,252	7,194
	PNC Financial Services
	Group Inc.	40,433	5,804
	Morgan Stanley	117,388	5,732
	Chubb Ltd.	40,114	5,425
	Bank of New York Mellon
	Corp.	87,038	4,539
	Capital One Financial Corp.	41,891	4,151
	American International
	Group Inc.	77,307	4,110
	MetLife Inc.	87,542	4,017
	Prudential Financial Inc.	36,170	3,554
	BB&T Corp.	67,151	3,469
	Aflac Inc.	66,670	3,083
	Travelers Cos. Inc.	23,275	3,063
	SunTrust Banks Inc.	40,030	2,945
	State Street Corp.	31,468	2,735
	American Express Co.	24,599	2,607
	Discover Financial Services	30,054	2,348
	M&T Bank Corp.	12,508	2,216
	BlackRock Inc.	4,355	2,086
	Synchrony Financial	61,099	1,935
	KeyCorp	91,429	1,926
	Regions Financial Corp.	96,724	1,882

11

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	Fifth Third Bancorp	59,034	1,737
	Citizens Financial Group
	Inc.	41,744	1,718
	CME Group Inc.	9,677	1,691
	Allstate Corp.	16,043	1,613
	Marsh & McLennan Cos.
	Inc.	18,789	1,590
	Hartford Financial Services
	Group Inc.	30,843	1,554
	Huntington Bancshares
	Inc.	95,160	1,543
	XL Group Ltd.	22,243	1,277
	Aon plc	8,634	1,257
	Lincoln National Corp.	18,835	1,235
	Loews Corp.	22,549	1,134
	Cincinnati Financial Corp.	12,864	986
	Willis Towers Watson plc	6,585	970
	Zions Bancorporation	16,975	905
	Northern Trust Corp.	8,378	900
	Franklin Resources Inc.	27,448	871
	Invesco Ltd.	35,374	853
	Everest Re Group Ltd.	3,529	787
	Comerica Inc.	7,255	707
	Unum Group	19,049	703
	Principal Financial Group
	Inc.	12,386	684
	Jefferies Financial Group
	Inc.	26,110	606
	Arthur J Gallagher & Co.	7,692	555
	People’s United Financial
	Inc.	29,957	554
	Ameriprise Financial Inc.	3,861	548
	Raymond James Financial
	Inc.	5,813	541
	Nasdaq Inc.	5,234	500
	Assurant Inc.	4,564	469
	Torchmark Corp.	5,275	464
*	Brighthouse Financial Inc.	10,315	428
	Affiliated Managers Group
	Inc.	2,573	376
			230,833
Health Care (11.6%)
	Johnson & Johnson	106,253	14,311
	Pfizer Inc.	272,029	11,295
	Merck & Co. Inc.	145,962	10,012
	CVS Health Corp.	87,552	6,587
	Medtronic plc	66,475	6,409
	Allergan plc	29,200	5,598
	Danaher Corp.	52,941	5,482
	Amgen Inc.	23,516	4,699
*	Express Scripts Holding
	Co.	48,375	4,258
	Humana Inc.	11,857	3,951
	Eli Lilly & Co.	32,081	3,389

	Bristol-Myers Squibb Co.	52,083	3,154
	Gilead Sciences Inc.	39,192	2,968
	Aetna Inc.	14,085	2,821
	Anthem Inc.	10,329	2,734
	Thermo Fisher Scientific
	Inc.	9,701	2,320
	McKesson Corp.	17,400	2,240
*	Biogen Inc.	5,633	1,991
*	Mylan NV	44,392	1,737
	HCA Healthcare Inc.	11,070	1,485
	Cardinal Health Inc.	26,756	1,396
	Baxter International Inc.	18,668	1,388
	Quest Diagnostics Inc.	11,696	1,286
	AmerisourceBergen Corp.
	Class A	14,008	1,260
*	Alexion Pharmaceuticals
	Inc.	9,198	1,124
*	Henry Schein Inc.	13,264	1,030
	Universal Health Services
	Inc. Class B	7,505	977
	Zimmer Biomet Holdings
	Inc.	7,702	952
*	DaVita Inc.	12,022	833
	Dentsply Sirona Inc.	19,587	782
*	IQVIA Holdings Inc.	5,854	744
*	Laboratory Corp. of
	America Holdings	3,700	640
	Perrigo Co. plc	7,097	543
*	Envision Healthcare Corp.	10,431	473
*	Varian Medical Systems
	Inc.	3,704	415
	PerkinElmer Inc.	3,620	335
			111,619
Industrials (9.7%)
	General Electric Co.	747,971	9,679
	United Technologies Corp.	64,077	8,439
	Union Pacific Corp.	32,060	4,829
	Honeywell International
	Inc.	26,373	4,195
	United Parcel Service Inc.
	Class B	30,286	3,722
	Caterpillar Inc.	24,716	3,432
	Delta Air Lines Inc.	55,577	3,250
	Eaton Corp. plc	37,660	3,131
	Johnson Controls
	International plc	79,763	3,013
	Lockheed Martin Corp.	8,129	2,605
	Emerson Electric Co.	32,015	2,456
	Norfolk Southern Corp.	13,383	2,326
	General Dynamics Corp.	11,895	2,300
	FedEx Corp.	9,104	2,221
	PACCAR Inc.	30,298	2,073
	Raytheon Co.	9,648	1,924
	Cummins Inc.	13,339	1,891

12

S&P 500 Value Index Fund

			Market
			Value•
		Shares	($000)
	Deere & Co.	12,567	1,807
*	United Continental
	Holdings Inc.	20,296	1,774
*	IHS Markit Ltd.	30,667	1,687
	WW Grainger Inc.	4,390	1,554
	Textron Inc.	22,050	1,522
	L3 Technologies Inc.	6,758	1,444
	Northrop Grumman Corp.	4,806	1,435
	Ingersoll-Rand plc	12,386	1,255
	CH Robinson Worldwide
	Inc.	11,991	1,152
	Southwest Airlines Co.	15,159	929
	Parker-Hannifin Corp.	5,038	885
	Snap-on Inc.	4,874	862
	Arconic Inc.	36,591	819
	Republic Services Inc.
	Class A	10,370	761
	Jacobs Engineering Group
	Inc.	10,379	754
	Fortive Corp.	8,981	754
	Nielsen Holdings plc	28,837	750
	Alaska Air Group Inc.	10,615	716
	Fluor Corp.	12,107	695
	American Airlines Group
	Inc.	16,506	668
	Fastenal Co.	10,900	636
	Stanley Black & Decker Inc.	4,518	635
	Harris Corp.	3,783	615
	Pentair plc	13,980	608
	Rockwell Automation Inc.	3,353	607
	Flowserve Corp.	11,267	587
*	Verisk Analytics Inc.
	Class A	4,816	573
	Equifax Inc.	4,247	569
	Kansas City Southern	4,683	543
	Dover Corp.	5,861	503
	Expeditors International of
	Washington Inc.	6,770	496
*	Stericycle Inc.	7,370	455
*	Quanta Services Inc.	12,884	446
	JB Hunt Transport Services
	Inc.	3,170	383
	Xylem Inc.	4,803	365
	Masco Corp.	9,091	345
	Robert Half International
	Inc.	4,363	341
	Huntington Ingalls
	Industries Inc.	1,226	300
	Allegion plc	2,862	250
			92,966
Information Technology (6.9%)
	International Business
	Machines Corp.	73,521	10,769
	Cisco Systems Inc.	218,704	10,447

	Intel Corp.	172,565	8,357
	Oracle Corp.	125,754	6,109
	QUALCOMM Inc.	78,992	5,428
	HP Inc.	141,353	3,484
	Accenture plc Class A	20,491	3,464
	Hewlett Packard
	Enterprise Co.	131,503	2,174
	Western Digital Corp.	25,770	1,630
	Seagate Technology plc	24,721	1,324
*	Advanced Micro Devices
	Inc.	46,832	1,179
	CA Inc.	26,909	1,179
	Fidelity National
	Information Services Inc.	10,832	1,172
*	Autodesk Inc.	7,359	1,136
	DXC Technology Co.	11,772	1,072
	Juniper Networks Inc.	30,068	855
	TE Connectivity Ltd.	8,443	774
	Paychex Inc.	9,638	706
*	Akamai Technologies Inc.	8,817	663
	Xilinx Inc.	8,511	662
	Symantec Corp.	29,439	594
*	Citrix Systems Inc.	4,879	556
	Xerox Corp.	18,423	513
*	Take-Two Interactive
	Software Inc.	3,448	461
	Western Union Co.	24,203	458
*	F5 Networks Inc.	2,211	418
	Alliance Data Systems
	Corp.	1,619	386
	FLIR Systems Inc.	3,781	237
			66,207
Materials (4.0%)
	DowDuPont Inc.	199,863	14,016
	LyondellBasell Industries
	NV Class A	27,687	3,123
	Air Products & Chemicals
	Inc.	12,081	2,009
	Praxair Inc.	11,879	1,879
	International Paper Co.	35,661	1,824
	Ecolab Inc.	12,076	1,817
	Nucor Corp.	27,394	1,712
	Freeport-McMoRan Inc.	116,035	1,630
	Newmont Mining Corp.	45,943	1,426
	Ball Corp.	30,076	1,260
	PPG Industries Inc.	11,165	1,234
	WestRock Co.	22,085	1,216
	Eastman Chemical Co.	12,294	1,193
	Mosaic Co.	30,204	944
	Vulcan Materials Co.	5,578	618
	Martin Marietta Materials
	Inc.	3,090	614
	CF Industries Holdings Inc.	11,455	595
	Albemarle Corp.	3,911	374

13

S&P 500 Value Index Fund

		Market
		Value•
	Shares	($000)
International Flavors &
Fragrances Inc.	2,651	345
Sealed Air Corp.	8,605	345
Packaging Corp. of America	2,844	313
		38,487
Real Estate (2.9%)
Simon Property Group Inc.	13,602	2,490
Weyerhaeuser Co.	65,193	2,263
Equity Residential	31,710	2,148
Welltower Inc.	32,035	2,137
Ventas Inc.	30,685	1,837
Realty Income Corp.	24,491	1,434
Host Hotels & Resorts Inc.	63,843	1,375
Crown Castle International
Corp.	11,432	1,304
AvalonBay Communities
Inc.	6,665	1,222
Public Storage	5,678	1,207
HCP Inc.	40,458	1,094
Mid-America Apartment
Communities Inc.	9,799	1,015
Boston Properties Inc.	7,444	971
Digital Realty Trust Inc.	7,095	882
Duke Realty Corp.	30,747	876
Regency Centers Corp.	12,693	838
SL Green Realty Corp.	7,615	795
Essex Property Trust Inc.	2,730	672
Kimco Realty Corp.	36,591	626
Macerich Co.	9,349	549
Alexandria Real Estate
Equities Inc.	4,080	524
Iron Mountain Inc.	13,330	481
Federal Realty Investment
Trust	3,342	436
Vornado Realty Trust	5,216	402
Apartment Investment &
Management Co.	7,588	332
UDR Inc.	7,835	313
		28,223
Telecommunication Services (4.3%)
AT&T Inc.	625,365	19,974
Verizon Communications
Inc.	355,835	19,347
CenturyLink Inc.	84,547	1,806
		41,127
Utilities (5.4%)
Duke Energy Corp.	60,370	4,904
Southern Co.	87,120	3,814
Exelon Corp.	83,137	3,634
NextEra Energy Inc.	19,894	3,384
American Electric Power
Co. Inc.	42,416	3,043

	Sempra Energy	22,747	2,640
	Dominion Energy Inc.	34,842	2,466
	Public Service Enterprise
	Group Inc.	43,509	2,278
	Consolidated Edison Inc.	26,759	2,112
	Xcel Energy Inc.	43,822	2,106
	PG&E Corp.	44,474	2,054
	Edison International	28,059	1,844
	PPL Corp.	60,202	1,790
	DTE Energy Co.	15,629	1,737
	Eversource Energy	27,290	1,704
	Evergy Inc.	23,357	1,333
	Ameren Corp.	20,983	1,327
	Entergy Corp.	15,572	1,302
	CMS Energy Corp.	24,331	1,198
	WEC Energy Group Inc.	15,761	1,065
	CenterPoint Energy Inc.	37,158	1,033
	Alliant Energy Corp.	19,935	854
	FirstEnergy Corp.	22,778	851
	NiSource Inc.	29,054	786
	AES Corp.	56,959	767
	Pinnacle West Capital
	Corp.	9,640	757
	American Water Works
	Co. Inc.	6,900	604
	SCANA Corp.	12,283	471
	NRG Energy Inc.	11,850	419
			52,277
Total Common Stocks
(Cost $856,204)			958,550
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
[2,3]	Vanguard Market Liquidity
	Fund, 2.153%	3,697	370

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.0%)
4	United States Treasury
	Bill, 1.941%, 9/27/18	100	100
4	United States Treasury
	Bill, 2.034%, 11/15/18	150	149
			249
Total Temporary Cash Investments
(Cost $619)			619
Total Investments (99.7%)
(Cost $856,823)			959,169

14

S&P 500 Value Index Fund

Amount
($000)
Other Assets and Liabilities (0.3%)
Other Assets
Investment in Vanguard	47
Receivables for Accrued Income	2,417
Variation Margin Receivable—
Futures Contracts	—
Other Assets	267
Total Other Assets	2,731
Liabilities
Payables for Investment Securities Purchased (3)
Collateral for Securities on Loan	(64)
Payables to Vanguard	(163)
Total Liabilities	(230)
Net Assets (100%)	961,670

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	869,626
Undistributed Net Investment Income	4,795
Accumulated Net Realized Losses	(15,174)
Unrealized Appreciation (Depreciation)
Investment Securities	102,346
Futures Contracts	77
Net Assets	961,670

Amount
($000)
ETF Shares—Net Assets
Applicable to 7,800,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	873,085
Net Asset Value Per Share—
ETF Shares	$111.93

Institutional Shares—Net Assets
Applicable to 360,850 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	88,585
Net Asset Value Per Share—
Institutional Shares	$245.49

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $61,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 99.9% and -0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Includes $64,000 of collateral received for securities on loan.
4 Securities with a value of $249,000 have been segregated as initial margin for open futures contracts.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	17	2,467	77

See accompanying Notes, which are an integral part of the Financial Statements.

15

S&P 500 Value Index Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	21,763
Interest[1]	47
Total Income	21,810
Expenses
The Vanguard Group—Note B
Investment Advisory Services	129
Management and Administrative—ETF Shares	961
Management and Administrative—Institutional Shares	23
Marketing and Distribution—ETF Shares	48
Marketing and Distribution—Institutional Shares	1
Custodian Fees	52
Auditing Fees	33
Shareholders’ Reports and Proxy—ETF Shares	37
Shareholders’ Reports and Proxy—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,285
Expenses Paid Indirectly	(20)
Net Expenses	1,265
Net Investment Income	20,545
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	45,118
Futures Contracts	400
Realized Net Gain (Loss)	45,518
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	37,967
Futures Contracts	80
Change in Unrealized Appreciation (Depreciation)	38,047
Net Increase (Decrease) in Net Assets Resulting from Operations	104,110

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $41,000, $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
2 Includes $49,787,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

16

S&P 500 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,545	15,972
Realized Net Gain (Loss)	45,518	26,418
Change in Unrealized Appreciation (Depreciation)	38,047	24,609
Net Increase (Decrease) in Net Assets Resulting from Operations	104,110	66,999
Distributions
Net Investment Income
ETF Shares	(19,005)	(14,252)
Institutional Shares	(803)	(117)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(19,808)	(14,369)
Capital Share Transactions
ETF Shares	24,724	227,736
Institutional Shares	81,379	(3,373)
Net Increase (Decrease) from Capital Share Transactions	106,103	224,363
Total Increase (Decrease)	190,405	276,993
Net Assets
Beginning of Period	771,265	494,272
End of Period[1]	961,670	771,265

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,795,000 and $4,058,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

S&P 500 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$101.33	$92.41	$83.75	$88.54	$73.72
Investment Operations
Net Investment Income	2.558[1]	2.422[1]	2.125	1.932	1.702
Net Realized and Unrealized Gain (Loss)
on Investments	10.535	8.726	8.605	(4.838)	14.824
Total from Investment Operations	13.093	11.148	10.730	(2.906)	16.526
Distributions
Dividends from Net Investment Income	(2.493)	(2.228)	(2.070)	(1.884)	(1.706)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.493)	(2.228)	(2.070)	(1.884)	(1.706)
Net Asset Value, End of Period	$111.93	$101.33	$92.41	$83.75	$88.54

Total Return	13.08%	12.19%	13.03%	-3.41%	22.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$873	$768	$487	$274	$204
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.38%	2.46%	2.64%	2.37%	2.31%
Portfolio Turnover Rate[2]	20%	16%	22%	23%	25%

1 Calculated based on average shares outstanding.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

S&P 500 Value Index Fund

Financial Highlights

Institutional Shares
				March 3,
				2015[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$222.23	$202.64	$183.75	$199.34
Investment Operations
Net Investment Income	6.077 [2]	5.202 [2]	4.765	2.352
Net Realized and Unrealized Gain (Loss) on Investments	22.813	19.393	18.875	(15.830)
Total from Investment Operations	28.890	24.595	23.640	(13.478)
Distributions
Dividends from Net Investment Income	(5.630)	(5.005)	(4.750)	(2.112)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(5.630)	(5.005)	(4.750)	(2.112)
Net Asset Value, End of Period	$245.49	$222.23	$202.64	$183.75

Total Return	13.18%	12.27%	13.09%	-6.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$89	$4	$7	$11
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.45%	2.53%	2.71%	2.44%[3]
Portfolio Turnover Rate [4]	20%	16%	22%	23%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

S&P 500 Value Index Fund

Notes to Financial Statements

Vanguard S&P 500 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

20

S&P 500 Value Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

21

S&P 500 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $47,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2018, custodian fee offset arrangements reduced the fund’s expenses by $20,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	958,550	—	—
Temporary Cash Investments	370	249	—
Futures Contracts—Assets[1]	—	—	—
Total	958,920	249	—
1 Represents variation margin on the last day of the reporting period.

22

S&P 500 Value Index Fund

E. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	49,787
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	(49,787)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	4,892
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(15,097)
Net unrealized gains (losses)	102,346

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	856,823
Gross unrealized appreciation	130,960
Gross unrealized depreciation	(28,614)
Net unrealized appreciation (depreciation)	102,346

F. During the year ended August 31, 2018, the fund purchased $495,952,000 of investment securities and sold $389,792,000 of investment securities, other than temporary cash investments. Purchases and sales include $220,650,000 and $216,450,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

23

S&P 500 Value Index Fund

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $112,662,000 and $68,834,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	243,004	2,225	347,607	3,525
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(218,280)	(2,000)	(119,871)	(1,225)
Net Increase (Decrease)—ETF Shares	24,724	225	227,736	2,300
Institutional Shares
Issued	82,685	349	1,590	7
Issued in Lieu of Cash Distributions	732	3	117	1
Redeemed	(2,038)	(8)	(5,080)	(25)
Net Increase (Decrease)—Institutional Shares	81,379	344	(3,373)	(17)

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

24

S&P 500 Growth Index Fund

Fund Profile
As of August 31, 2018

Portfolio Characteristics
			DJ
		S&P 500	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	297	296	3,745
Median Market Cap	$131.6B	$145.3B	$71.0B
Price/Earnings Ratio	28.0x	28.1x	21.0x
Price/Book Ratio	6.1x	6.1x	3.2x
Return on Equity	19.8%	19.8%	15.0%
Earnings Growth
Rate	9.7%	9.7%	8.4%
Dividend Yield	1.2%	1.2%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	18%	—	—
Ticker Symbol	VOOG	—	—
Expense Ratio[1]	0.15%	—	—
30-Day SEC Yield	1.24%	—	—
Short-Term Reserves	0.6%	—	—

Sector Diversification (% of equity exposure)
			DJ
		S&P 500	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	16.7%	16.6%	13.1%
Consumer Staples	4.1	4.1	6.0
Energy	0.3	0.3	5.6
Financials	5.4	5.3	14.2
Health Care	17.2	17.1	14.3
Industrials	9.6	9.5	10.3
Information Technology	42.2	42.7	25.3
Materials	1.2	1.2	2.9
Real Estate	2.6	2.5	3.7
Telecommunication
Services	0.0	0.0	1.8
Utilities	0.7	0.7	2.8

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		DJ
	S&P 500	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	1.00	0.86
Beta	1.00	1.00
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	8.3%
Microsoft Corp.	Systems Software	6.4
Amazon.com Inc.	Internet & Direct
	Marketing Retail	6.0
Alphabet Inc.	Internet Software &
	Services	4.7
Facebook Inc.	Internet Software &
	Services	3.1
Visa Inc.	Data Processing &
	Outsourced Services	1.9
UnitedHealth Group Inc.	Managed Health
	Care	1.9
Home Depot Inc.	Home Improvement
	Retail	1.7
Mastercard Inc.	Data Processing &
	Outsourced Services	1.5
Johnson & Johnson	Pharmaceuticals	1.4
Top Ten		36.9%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated December 22, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratio was 0.15%.

25

S&P 500 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2018
Initial Investment of $10,000

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

	Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/7/2010)	Investment

S&P 500 Growth Index Fund*ETF
Shares Net Asset Value	25.48%	17.08%	17.18%	$35,439
S&P 500 Growth Index Fund*ETF
Shares Market Price	25.48	17.09	17.18	35,442

S&P 500 Growth Index	25.69	17.26	17.36	35,885

Large-Cap Growth Funds Average	25.16	15.69	15.50	31,590
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.26	14.21	15.39	31,344

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2018
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P 500 Growth Index Fund ETF Shares Market Price	25.48%	120.05%	254.42%
S&P 500 Growth Index Fund ETF Shares Net Asset Value	25.48	120.02	254.39
S&P 500 Growth Index	25.69	121.71	258.85

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

26

S&P 500 Growth Index Fund

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		20.41%	15.82%	16.37%
Net Asset Value		20.42	15.81	16.37

27

S&P 500 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.0%)[1]
Consumer Discretionary (16.6%)
*	Amazon.com Inc.	69,413	139,708
	Home Depot Inc.	198,820	39,917
*	Netflix Inc.	74,926	27,549
	McDonald’s Corp.	135,335	21,955
*	Booking Holdings Inc.	8,302	16,202
	Comcast Corp. Class A	395,759	14,639
	Walt Disney Co.	120,433	13,491
	NIKE Inc. Class B	148,139	12,177
	Lowe’s Cos. Inc.	96,347	10,478
*	Charter Communications
	Inc. Class A	31,924	9,909
	Starbucks Corp.	152,263	8,138
	Marriott International Inc.
	Class A	51,174	6,472
	TJX Cos. Inc.	48,668	5,352
	Ross Stores Inc.	43,109	4,129
	Aptiv plc	45,671	4,020
*	Dollar Tree Inc.	41,026	3,303
	VF Corp.	34,973	3,222
	DR Horton Inc.	59,297	2,639
*	O’Reilly Automotive Inc.	7,620	2,556
	Royal Caribbean Cruises
	Ltd.	19,262	2,361
	Dollar General Corp.	21,020	2,265
	Yum! Brands Inc.	25,060	2,178
	Wynn Resorts Ltd.	14,592	2,165
	Carnival Corp.	31,475	1,935
*	Norwegian Cruise Line
	Holdings Ltd.	35,248	1,890
*	Michael Kors Holdings Ltd.	25,821	1,875
*	Ulta Beauty Inc.	6,801	1,768
	Expedia Group Inc.	12,285	1,603
*	AutoZone Inc.	1,971	1,512
	Hilton Worldwide Holdings
	Inc.	19,254	1,495
	Darden Restaurants Inc.	12,797	1,485

	Lennar Corp. Class A	27,801	1,437
	CBS Corp. Class B	26,470	1,403
*	Mohawk Industries Inc.	7,099	1,360
	PulteGroup Inc.	45,251	1,265
*	CarMax Inc.	15,336	1,197
	MGM Resorts International	37,986	1,101
*	LKQ Corp.	30,948	1,068
	Hasbro Inc.	10,576	1,050
	BorgWarner Inc.	22,797	998
	Tapestry Inc.	19,337	980
	Tiffany & Co.	7,376	905
*	Chipotle Mexican Grill Inc.
	Class A	1,646	782
	Tractor Supply Co.	8,624	761
	Garmin Ltd.	9,575	652
	H&R Block Inc.	23,055	624
	Hanesbrands Inc.	26,065	457
*	TripAdvisor Inc.	6,828	371
*	Mattel Inc.	16,023	247
	Lennar Corp. Class B	8	—
			385,046
Consumer Staples (4.1%)
	PepsiCo Inc.	119,743	13,412
	Procter & Gamble Co.	160,346	13,301
	Coca-Cola Co.	297,014	13,238
	Altria Group Inc.	182,695	10,691
	Philip Morris International
	Inc.	133,975	10,435
	Constellation Brands Inc.
	Class A	28,966	6,031
	Estee Lauder Cos. Inc.
	Class A	38,626	5,412
	Colgate-Palmolive Co.	70,714	4,696
*	Monster Beverage Corp.	70,856	4,315
	Kimberly-Clark Corp.	26,476	3,059
	Clorox Co.	12,720	1,844
	General Mills Inc.	35,748	1,645

28

S&P 500 Growth Index Fund

		Market
		Value•
	Shares	($000)
Brown-Forman Corp.
Class B	30,238	1,579
Hershey Co.	12,996	1,306
McCormick & Co. Inc.	10,235	1,278
Church & Dwight Co. Inc.	22,341	1,264
Kellogg Co.	15,484	1,112
		94,618
Energy (0.3%)
EOG Resources Inc.	34,951	4,132
Hess Corp.	13,986	942
Cabot Oil & Gas Corp.	35,779	853
Cimarex Energy Co.	5,258	444
		6,371
Financials (5.3%)
Bank of America Corp.	780,051	24,127
Charles Schwab Corp.	206,966	10,512
S&P Global Inc.	43,319	8,969
American Express Co.	73,867	7,829
Intercontinental Exchange
Inc.	99,856	7,612
CME Group Inc.	39,334	6,873
Progressive Corp.	100,417	6,781
BlackRock Inc.	12,541	6,008
Moody’s Corp.	28,791	5,125
T. Rowe Price Group Inc.	41,758	4,839
Marsh & McLennan Cos.
Inc.	49,886	4,222
Aon plc	24,887	3,623
* SVB Financial Group	9,131	2,947
Allstate Corp.	28,465	2,863
MSCI Inc. Class A	15,334	2,764
* E*TRADE Financial Corp.	45,470	2,676
Ameriprise Financial Inc.	17,223	2,445
Northern Trust Corp.	19,679	2,115
Cboe Global Markets Inc.	19,378	1,953
Comerica Inc.	15,109	1,473
Willis Towers Watson plc	9,536	1,404
Principal Financial Group
Inc.	21,106	1,165
Arthur J Gallagher & Co.	16,012	1,155
Raymond James Financial
Inc.	10,731	998
Nasdaq Inc.	9,662	922
Torchmark Corp.	7,637	672
Affiliated Managers Group
Inc.	4,208	615
		122,687
Health Care (17.0%)
UnitedHealth Group Inc.	165,625	44,464
Johnson & Johnson	249,639	33,624
AbbVie Inc.	261,208	25,071
Abbott Laboratories	302,170	20,197
Pfizer Inc.	463,769	19,256

	Amgen Inc.	67,730	13,533
	Becton Dickinson and Co.	46,060	12,062
	Thermo Fisher Scientific
	Inc.	49,926	11,937
	Merck & Co. Inc.	171,573	11,768
*	Celgene Corp.	121,841	11,508
	Gilead Sciences Inc.	145,677	11,032
*	Intuitive Surgical Inc.	19,525	10,934
	Bristol-Myers Squibb Co.	177,497	10,747
	Eli Lilly & Co.	100,435	10,611
	Medtronic plc	100,377	9,677
	Stryker Corp.	55,395	9,386
*	Illumina Inc.	25,340	8,991
*	Biogen Inc.	25,099	8,872
*	Boston Scientific Corp.	237,864	8,458
*	Vertex Pharmaceuticals
	Inc.	43,932	8,101
	Cigna Corp.	41,943	7,900
	Zoetis Inc.	83,417	7,558
	Anthem Inc.	23,325	6,175
	Aetna Inc.	28,203	5,648
*	Regeneron
	Pharmaceuticals Inc.	13,327	5,421
*	Edwards Lifesciences
	Corp.	36,347	5,243
*	Centene Corp.	35,387	5,183
*	Align Technology Inc.	12,439	4,808
*	IDEXX Laboratories Inc.	14,969	3,803
	Agilent Technologies Inc.	55,117	3,723
*	Cerner Corp.	54,393	3,542
	Baxter International Inc.	47,525	3,534
	HCA Healthcare Inc.	25,993	3,486
*	ABIOMED Inc.	7,274	2,957
	ResMed Inc.	24,590	2,740
*	Waters Corp.	13,496	2,557
*	Mettler-Toledo
	International Inc.	4,369	2,553
*	Alexion Pharmaceuticals
	Inc.	19,932	2,436
	Zimmer Biomet Holdings
	Inc.	19,607	2,424
*	Incyte Corp.	30,311	2,240
	Cooper Cos. Inc.	8,440	2,159
*	IQVIA Holdings Inc.	16,035	2,038
*	Hologic Inc.	47,031	1,870
*	Nektar Therapeutics
	Class A	27,754	1,845
*	Laboratory Corp. of
	America Holdings	10,216	1,766
	PerkinElmer Inc.	11,815	1,092
*	Varian Medical Systems
	Inc.	8,352	936
	Perrigo Co. plc	7,990	611
			396,477

29

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
Industrials (9.5%)
	Boeing Co.	94,385	32,354
	3M Co.	102,329	21,583
	Honeywell International
	Inc.	75,959	12,082
	CSX Corp.	150,879	11,189
	Union Pacific Corp.	69,520	10,471
	Lockheed Martin Corp.	26,547	8,506
	Caterpillar Inc.	53,599	7,442
	Illinois Tool Works Inc.	52,565	7,300
	United Parcel Service Inc.
	Class B	58,256	7,159
	Waste Management Inc.	68,593	6,235
	Northrop Grumman Corp.	20,447	6,103
	Raytheon Co.	30,217	6,027
	FedEx Corp.	24,161	5,894
	Roper Technologies Inc.	17,787	5,307
	General Dynamics Corp.	23,799	4,603
	Deere & Co.	30,761	4,423
	Rockwell Collins Inc.	28,289	3,846
	Norfolk Southern Corp.	21,898	3,807
	Southwest Airlines Co.	61,567	3,774
	Emerson Electric Co.	44,504	3,415
	Cintas Corp.	14,915	3,182
	AMETEK Inc.	39,893	3,070
*	TransDigm Group Inc.	8,411	2,944
	Fortive Corp.	34,879	2,929
	Rockwell Automation Inc.	14,924	2,701
	Stanley Black & Decker
	Inc.	17,545	2,466
	Parker-Hannifin Corp.	12,828	2,253
*	United Rentals Inc.	14,406	2,245
*	Copart Inc.	34,829	2,240
	Harris Corp.	12,886	2,094
*	Verisk Analytics Inc.
	Class A	17,125	2,039
	Ingersoll-Rand plc	17,946	1,818
	Equifax Inc.	12,227	1,638
	Xylem Inc.	21,385	1,623
	Fastenal Co.	27,747	1,619
	American Airlines Group
	Inc.	38,758	1,569
	AO Smith Corp.	24,997	1,452
	Masco Corp.	35,300	1,340
	Fortune Brands Home &
	Security Inc.	25,140	1,332
	Republic Services Inc.
	Class A	17,670	1,296
	Dover Corp.	14,920	1,281
	Huntington Ingalls
	Industries Inc.	5,214	1,275

	Expeditors International
	of Washington Inc.	16,548	1,213
	JB Hunt Transport
	Services Inc.	8,403	1,015
	Robert Half International
	Inc.	12,556	982
	Kansas City Southern	8,305	963
	Allegion plc	10,632	927
			221,026
Information Technology (41.8%)
	Apple Inc.	847,173	192,842
	Microsoft Corp.	1,324,265	148,755
*	Facebook Inc. Class A	413,425	72,651
*	Alphabet Inc. Class A	51,488	63,423
*	Alphabet Inc. Class C	37,323	45,466
	Visa Inc. Class A	307,848	45,220
	Mastercard Inc. Class A	158,027	34,064
	NVIDIA Corp.	104,619	29,364
*	Adobe Systems Inc.	84,884	22,368
	Intel Corp.	457,817	22,172
	Texas Instruments Inc.	168,723	18,964
*	salesforce.com Inc.	121,572	18,562
	Cisco Systems Inc.	372,845	17,811
*	PayPal Holdings Inc.	192,378	17,762
	Broadcom Inc.	69,196	15,156
	Oracle Corp.	261,973	12,727
	Accenture plc Class A	69,829	11,806
	Automatic Data
	Processing Inc.	75,928	11,142
*	Micron Technology Inc.	199,898	10,499
	Activision Blizzard Inc.	131,214	9,461
	Intuit Inc.	42,023	9,223
	Cognizant Technology
	Solutions Corp. Class A	101,002	7,922
	Applied Materials Inc.	173,771	7,476
	Analog Devices Inc.	63,949	6,321
*	Electronic Arts Inc.	52,893	5,999
	QUALCOMM Inc.	85,039	5,843
*	Fiserv Inc.	70,607	5,653
*	eBay Inc.	159,395	5,517
	Amphenol Corp. Class A	51,934	4,912
	Lam Research Corp.	28,288	4,896
	Corning Inc.	143,236	4,800
*	Red Hat Inc.	30,644	4,527
	NetApp Inc.	46,158	4,007
	TE Connectivity Ltd.	43,487	3,987
*	Twitter Inc.	112,919	3,972
	Fidelity National
	Information Services Inc.	35,356	3,824
	Motorola Solutions Inc.	27,980	3,592
*	Autodesk Inc.	23,022	3,553
	Microchip Technology Inc.	40,489	3,483

30

S&P 500 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Global Payments Inc.	27,488	3,424
*	FleetCor Technologies Inc.	15,449	3,302
	KLA-Tencor Corp.	26,854	3,121
	Skyworks Solutions Inc.	31,372	2,864
	Total System Services Inc.	28,585	2,777
	Broadridge Financial
	Solutions Inc.	20,320	2,746
*	ANSYS Inc.	14,478	2,693
*	VeriSign Inc.	16,537	2,623
	Paychex Inc.	35,806	2,623
*	Synopsys Inc.	25,673	2,622
*	Arista Networks Inc.	8,228	2,460
*	Gartner Inc.	15,721	2,354
	DXC Technology Co.	25,519	2,325
*	Cadence Design Systems
	Inc.	48,567	2,285
	Xilinx Inc.	26,627	2,072
*	Qorvo Inc.	21,789	1,745
*	Take-Two Interactive
	Software Inc.	12,810	1,711
*	Citrix Systems Inc.	12,419	1,416
*	Advanced Micro Devices
	Inc.	48,257	1,215
	Alliance Data Systems
	Corp.	5,070	1,210
*	F5 Networks Inc.	6,101	1,154
*	IPG Photonics Corp.	6,474	1,136
	FLIR Systems Inc.	16,071	1,008
	Symantec Corp.	48,181	971
*	Akamai Technologies Inc.	11,757	883
	Western Union Co.	30,957	586
			973,048
Materials (1.2%)
	Sherwin-Williams Co.	14,192	6,466
	Praxair Inc.	25,776	4,078
	Ecolab Inc.	20,576	3,096
	PPG Industries Inc.	20,614	2,279
	Air Products & Chemicals
	Inc.	13,591	2,260
	FMC Corp.	23,178	1,981
	Avery Dennison Corp.	15,167	1,595
	Vulcan Materials Co.	11,616	1,287
	Packaging Corp. of America	10,565	1,161
	International Flavors &
	Fragrances Inc.	8,293	1,080
	Albemarle Corp.	11,255	1,075
	Martin Marietta Materials
	Inc.	4,664	927
	CF Industries Holdings Inc.	17,284	898
	Sealed Air Corp.	10,544	423
			28,606
Real Estate (2.5%)
	American Tower Corp.	76,140	11,354
	Prologis Inc.	108,359	7,280

	Equinix Inc.	13,696	5,973
	Crown Castle International
	Corp.	48,643	5,547
	Simon Property Group Inc.	26,146	4,785
*	SBA Communications
	Corp. Class A	19,845	3,081
	Public Storage	14,459	3,074
	Digital Realty Trust Inc.	21,284	2,645
*	CBRE Group Inc. Class A	52,092	2,543
	Extra Space Storage Inc.	21,724	2,003
	AvalonBay Communities
	Inc.	10,478	1,920
	Boston Properties Inc.	11,701	1,526
	Vornado Realty Trust	19,377	1,492
	Essex Property Trust Inc.	5,915	1,457
	Alexandria Real Estate
	Equities Inc.	9,576	1,229
	UDR Inc.	30,428	1,216
	Iron Mountain Inc.	21,815	788
	Federal Realty Investment
	Trust	5,927	774
	Apartment Investment &
	Management Co.	11,917	522
			59,209
Utilities (0.7%)
	NextEra Energy Inc.	41,460	7,052
	Dominion Energy Inc.	42,718	3,023
	WEC Energy Group Inc.	22,832	1,543
	American Water Works
	Co. Inc.	16,872	1,477
	FirstEnergy Corp.	31,664	1,184
	NRG Energy Inc.	27,827	985
			15,264
Total Common Stocks
(Cost $1,584,267)			2,302,352
Temporary Cash Investments (0.9%)[1]
Money Market Fund (0.9%)
2	Vanguard Market Liquidity
	Fund, 2.153%	210,534	21,058

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.0%)
3 United States Treasury
Bill, 2.034%, 11/15/18	400	398
Total Temporary Cash
Investments (Cost $21,452)		21,456
Total Investments (99.9%)
(Cost $1,605,719)		2,323,808

31

S&P 500 Growth Index Fund

Amount
($000)
Other Assets and Liabilities (0.1%)
Other Assets
Investment in Vanguard	113
Receivables for Accrued Income	3,474
Receivables for Capital Shares Issued	19
Variation Margin Receivable—
Futures Contracts	—
Total Other Assets	3,606
Liabilities
Payables for Investment Securities Purchased	(40)
Payables to Vanguard	(355)
Unrealized Depreciation—Swap Contracts	(149)
Other Liabilities	(310)
Total Liabilities	(854)
Net Assets (100%)	2,326,560

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,634,437
Undistributed Net Investment Income	8,881
Accumulated Net Realized Losses	(35,014)
Unrealized Appreciation (Depreciation)
Investment Securities	718,089
Futures Contracts	316
Swap Contracts	(149)
Net Assets	2,326,560

ETF Shares—Net Assets
Applicable to 14,700,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,326,560
Net Asset Value Per Share—
ETF Shares	$158.27

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts and
swap contracts. After giving effect to futures and swap
investments, the fund’s effective common stock and
temporary cash investment positions represent 100.0%
and -0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
3 Securities with a value of $398,000 have been segregated as initial margin for open futures contracts.

32

S&P 500 Growth Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	September 2018	44	6,385	316

Total Return Swaps
				Floating	Value and
				Interest	Unrealized
			Notional	Rate	Appreciation
	Termination		Amount	Received	(Depreciation)
Reference Entity	Date	Counterparty	($000)	(Paid)[1]	($000)
Alphabet Inc. Class C	11/6/2018	GSI	18,392	(2.280%)	(149)
GSI—Goldman Sachs International.
1 Payment received/paid monthly.

See accompanying Notes, which are an integral part of the Financial Statements.

33

S&P 500 Growth Index Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	28,283
Interest[1]	187
Securities Lending—Net	15
Total Income	28,485
Expenses
The Vanguard Group—Note B
Investment Advisory Services	296
Management and Administrative—ETF Shares	2,391
Marketing and Distribution—ETF Shares	103
Custodian Fees	53
Auditing Fees	35
Shareholders’ Reports and Proxy—ETF Shares	102
Trustees’ Fees and Expenses	1
Total Expenses	2,981
Expenses Paid Indirectly	(22)
Net Expenses	2,959
Net Investment Income	25,526
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	52,568
Futures Contracts	679
Swap Contracts	2,930
Realized Net Gain (Loss)	56,177
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	367,227
Futures Contracts	254
Swap Contracts	(149)
Change in Unrealized Appreciation (Depreciation)	367,332
Net Increase (Decrease) in Net Assets Resulting from Operations	449,035

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $173,000, $1,000, and $3,000, respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $62,721,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

34

S&P 500 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,526	21,296
Realized Net Gain (Loss)	56,177	17,599
Change in Unrealized Appreciation (Depreciation)	367,332	205,577
Net Increase (Decrease) in Net Assets Resulting from Operations	449,035	244,472
Distributions
Net Investment Income	(24,577)	(19,314)
Realized Capital Gain	—	—
Total Distributions	(24,577)	(19,314)
Capital Share Transactions
Issued	397,973	455,621
Issued in Lieu of Cash Distributions	—	—
Redeemed	(160,259)	(47,587)
Net Increase (Decrease) from Capital Share Transactions	237,714	408,034
Total Increase (Decrease)	662,172	633,192
Net Assets
Beginning of Period	1,664,388	1,031,196
End of Period[1]	2,326,560	1,664,388

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,881,000 and $5,002,000.

See accompanying Notes, which are an integral part of the Financial Statements.

35

S&P 500 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$127.78	$109.12	$99.21	$96.99	$77.29
Investment Operations
Net Investment Income	1.833[1]	1.841[1]	1.565	1.523	1.257
Net Realized and Unrealized Gain (Loss)
on Investments	30.442	18.527	9.857	2.193	19.715
Total from Investment Operations	32.275	20.368	11.422	3.716	20.972
Distributions
Dividends from Net Investment Income	(1.785)	(1.708)	(1.512)	(1.496)	(1.272)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.785)	(1.708)	(1.512)	(1.496)	(1.272)
Net Asset Value, End of Period	$158.27	$127.78	$109.12	$99.21	$96.99

Total Return	25.48%	18.85%	11.62%	3.80%	27.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,327	$1,664	$1,031	$570	$325
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.29%	1.57%	1.59%	1.62%	1.56%
Portfolio Turnover Rate[2]	18%	19%	20%	21%	23%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

36

S&P 500 Growth Index Fund

Notes to Financial Statements

Vanguard S&P 500 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of August 31, 2018.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

37

S&P 500 Growth Index Fund

3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Schedule of Investments. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded.

A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and

38

S&P 500 Growth Index Fund

settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

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S&P 500 Growth Index Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $113,000, representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2018, custodian fee offset arrangements reduced the fund’s expenses by $22,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,302,352	—	—
Temporary Cash Investments	21,058	398	—
Futures Contracts—Assets[1]	—	—	—
Swap Contracts—Liabilities	—	(149)	—
Total	2,323,410	249	—
1 Represents variation margin on the last day of the reporting period.

E. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions and swap agreements were reclassified to the following accounts:

Amount
($000)
Paid-in capital	62,721
Undistributed (Overdistributed) net investment income	2,930
Accumulated net realized gains (losses)	(65,651)

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S&P 500 Growth Index Fund

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts and swap agreements. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	8,920
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(34,698)
Net unrealized gains (losses)	718,089

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	1,605,719
Gross unrealized appreciation	730,963
Gross unrealized depreciation	(12,874)
Net unrealized appreciation (depreciation)	718,089

F. During the year ended August 31, 2018, the fund purchased $719,527,000 of investment securities and sold $494,985,000 of investment securities, other than temporary cash investments. Purchases and sales include $366,924,000 and $151,006,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $129,944,000 and $158,464,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

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S&P 500 Growth Index Fund

G. Capital shares issued and redeemed were:
	Year Ended August 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	2,825	3,975
Issued in Lieu of Cash Distributions	—	—
Redeemed	(1,150)	(400)
Net Increase (Decrease) in Shares Outstanding	1,675	3,575

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Admiral Funds and Shareholders of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund (two of the funds constituting Vanguard Admiral Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 16, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

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Special 2018 tax information (unaudited) for Vanguard S&P 500 Index Funds

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
S&P 500 Value Index	19,808
S&P 500 Growth Index	23,556

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P 500 Value Index	94.3%
S&P 500 Growth Index	89.4

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P 500 Value and Growth Index Funds

Periods Ended August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P 500 Value Index Fund ETF Shares
Returns Before Taxes	13.08%	11.18%	13.05%
Returns After Taxes on Distributions	12.45	10.59	12.53
Returns After Taxes on Distributions and Sale of
Fund Shares	8.14	8.80	10.69

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P 500 Growth Index Fund ETF Shares
Returns Before Taxes	25.48%	17.08%	17.18%
Returns After Taxes on Distributions	25.08	16.68	16.82
Returns After Taxes on Distributions and Sale of
Fund Shares	15.28	13.75	14.34

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2018	8/31/2018	Period
Based on Actual Fund Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,046.69	$0.77
Institutional Shares	1,000.00	1,047.22	0.41
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,106.82	$0.80
Based on Hypothetical 5% Yearly Return
S&P 500 Value Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.80	0.41
S&P 500 Growth Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P 500 Value Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; and for the S&P 500 Growth Index Fund, 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month peiod, then divided by the number of days in the most recent 12-month period (184/365).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

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The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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All rights reserved.
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Q18400 102018

Annual Report | August 31, 2018

Vanguard S&P Small-Cap 600 Index Funds

Vanguard S&P Small-Cap 600 Index Fund

Vanguard S&P Small-Cap 600 Value Index Fund

Vanguard S&P Small-Cap 600 Growth Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	4
S&P Small-Cap 600 Index Fund.	6
S&P Small-Cap 600 Value Index Fund.	30
S&P Small-Cap 600 Growth Index Fund.	52
Your Fund’s After-Tax Returns.	71
About Your Fund’s Expenses.	72
Trustees Approve Advisory Arrangements.	74
Glossary.	76

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Small-capitalization growth stocks outpaced their value counterparts for the 12 months ended August 31, 2018, and small-cap stocks generally surpassed large- and mid-caps. The performance of the Vanguard S&P Small-Cap 600 Index Funds reflected these trends.

• Results ranged from about 28% for the Vanguard S&P Small-Cap 600 Value Index Fund to about 37% for the S&P Small-Cap 600 Growth Index Fund. Vanguard S&P Small-Cap 600 Index Fund, which includes both value and growth stocks, returned more than 32%.

• All three funds closely tracked their target indexes and exceeded their peer-group averages.

• Health care stocks were the top contributors for the Index Fund and the Growth Index Fund, while consumer discretionary stocks added the most to the Value Index Fund’s returns. In all three funds, industrials and financials performed well, and telecommunication services stocks were the only detractors.

Total Returns: Fiscal Year Ended August 31, 2018
Total
Returns
Vanguard S&P Small-Cap 600 Index Fund
ETF Shares
Market Price	32.30%
Net Asset Value	32.32
Institutional Shares	32.39
S&P SmallCap 600 Index	32.46
Small-Cap Core Funds Average	21.09
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares
Market Price	27.79%
Net Asset Value	27.84
Institutional Shares	28.01
S&P SmallCap 600 Value Index	28.03
Small-Cap Value Funds Average	19.05
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total
Returns
Vanguard S&P Small-Cap 600 Growth Index Fund
ETF Shares
Market Price	36.96%
Net Asset Value	36.92
S&P SmallCap 600 Growth Index	37.15
Small-Cap Growth Funds Average	34.70

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2018
Average
Annual Return
S&P Small-Cap 600 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	17.34%
S&P SmallCap 600 Index	17.47
Small-Cap Core Funds Average	13.47
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
S&P Small-Cap 600 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/7/2010)	16.16%
S&P SmallCap 600 Value Index	16.35
Small-Cap Value Funds Average	12.91
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
S&P Small-Cap 600 Growth Index Fund ETF Shares Net Asset Value (Returns since inception:
9/7/2010)	18.39%
S&P SmallCap 600 Growth Index	18.61
Small-Cap Growth Funds Average	15.58
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
S&P Small-Cap 600 Index Fund	0.15%	0.08%	1.20%
S&P Small-Cap 600 Value Index Fund	0.20	0.08	1.30
S&P Small-Cap 600 Growth Index Fund	0.20	—	1.31

The fund expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the funds’ expense ratios were: for the S&P Small-Cap 600 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the S&P Small-Cap 600 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2017.

Peer groups: For the S&P Small-Cap 600 Index Fund, Small-Cap Core Funds; for the S&P Small-Cap 600 Value Index Fund, Small-Cap Value Funds; and for the S&P Small-Cap 600 Growth Index Fund, Small-Cap Growth Funds.

CEO’s Perspective

Tim Buckley

President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Mortimer J. Buckley
President and Chief Executive Officer
September 13, 2018

Market Barometer
		Average Annual	Total Returns
		Periods Ended	August 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	19.82%	15.84%	14.36%
Russell 2000 Index (Small-caps)	25.45	16.11	13.00
Russell 3000 Index (Broad U.S. market)	20.25	15.86	14.25
FTSE All-World ex US Index (International)	3.51	8.31	5.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-1.05%	1.76%	2.49%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.49	2.71	4.12
FTSE Three-Month U. S. Treasury Bill Index	1.49	0.74	0.44

CPI
Consumer Price Index	2.70%	1.90%	1.52%

S&P Small-Cap 600 Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VIOO	VSMSX
Expense Ratio[1]	0.15%	0.08%
30-Day SEC Yield	1.20%	1.27%

Volatility Measures
		DJ
	S&P	U.S. Total
	SmallCap	Market
	600 Index	FA Index
R-Squared	1.00	0.63
Beta	1.00	1.10

Portfolio Characteristics
			DJ
		S&P	U.S. Total
		SmallCap	Market
	Fund	600 Index	FA Index
Number of Stocks	603	601	3,745
Median Market Cap	$2.0B	$2.0B	$71.0B
Price/Earnings Ratio	22.4x	22.4x	21.0x
Price/Book Ratio	2.3x	2.3x	3.2x
Return on Equity	9.0%	9.0%	15.0%
Earnings Growth
Rate	8.1%	8.8%	8.4%
Dividend Yield	1.3%	1.3%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	13%	—	—
Short-Term Reserves	0.0%	—	—

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings(% of total net assets)
Ligand Pharmaceuticals
Inc.	Biotechnology	0.6%
Trex Co. Inc.	Building Products	0.6
HealthEquity Inc.	Managed Health
	Care	0.6
Neogen Corp.	Health Care Supplies	0.6
CACI International Inc.	IT Consulting &
	Other Services	0.6
Inogen Inc.	Health Care
	Equipment	0.5
ASGN Inc.	Human Resource &
	Employment
	Services	0.5
Insperity Inc.	Human Resource &
	Employment
	Services	0.5
Ingevity Corp.	Specialty Chemicals	0.5
Stamps.com Inc.	Internet Software &
	Services	0.5
Top Ten		5.5%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

S&P Small-Cap 600 Index Fund

Sector Diversification (% of equity exposure)

			DJ
		S&P	U.S. Total
		SmallCap	Market
	Fund	600 Index	FA Index
Consumer Discretionary	14.2%	14.5%	13.1%
Consumer Staples	3.2	3.1	6.0
Energy	3.9	3.9	5.6
Financials	17.0	17.0	14.2
Health Care	12.6	12.6	14.3
Industrials	19.7	19.6	10.3
Information Technology	15.5	15.3	25.3
Materials	4.8	4.8	2.9
Real Estate	5.9	5.9	3.7
Telecommunication
Services	1.1	1.2	1.8
Utilities	2.1	2.1	2.8

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

S&P Small-Cap 600 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/7/2010)	Investment

S&P Small-Cap 600 Index Fund*ETF
Shares Net Asset Value	32.32%	15.35%	17.34%	$35,819
S&P Small-Cap 600 Index Fund*ETF
Shares Market Price	32.30	15.33	17.33	35,815

S&P SmallCap 600 Index	32.46	15.44	17.47	36,153

Small-Cap Core Funds Average	21.09	11.19	13.47	27,419
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.26	14.21	15.39	31,344

Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(4/1/2011)	Investment
S&P Small-Cap 600 Index Fund Institutional
Shares	32.39%	15.42%	14.28%	$13,458,109

S&P SmallCap 600 Index	32.46	15.44	14.34	13,504,332
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.26	14.21	13.14	12,494,801

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Index Fund ETF Shares Market
Price	32.30%	104.08%	258.15%
S&P Small-Cap 600 Index Fund ETF Shares Net
Asset Value	32.32	104.17	258.19
S&P SmallCap 600 Index	32.46	105.05	261.53

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2018

S&P Small-Cap 600 Index Fund

Average Annual Total Returns: Periods Ended June 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		20.54%	14.52%	16.58%
Net Asset Value		20.43	14.50	16.57
Institutional Shares	4/1/2011	20.50	14.58	13.41

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on April 1, 2011. The total returns shown are based on the period beginning April 1, 2011.

S&P Small-Cap 600 Index Fund

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (14.2%)
	Wolverine World Wide
	Inc.	230,998	9,051
*,^	iRobot Corp.	67,750	7,690
	Steven Madden Ltd.	128,514	7,473
*	RH	46,768	7,436
*	Penn National Gaming
	Inc.	205,981	7,098
	Strategic Education Inc.	50,937	7,069
*	Shutterfly Inc.	80,789	6,276
*	Fox Factory Holding
	Corp.	91,898	6,070
	DSW Inc. Class A	176,685	5,877
*	Dorman Products Inc.	72,241	5,850
	Children’s Place Inc.	40,715	5,731
	LCI Industries	61,410	5,708
	Monro Inc.	80,210	5,691
*	Dave & Buster’s
	Entertainment Inc.	96,603	5,619
*	Cooper-Standard
	Holdings Inc.	39,697	5,495
*	TopBuild Corp.	87,031	5,420
	Callaway Golf Co.	230,884	5,266
*	Cavco Industries Inc.	20,799	5,104
	Lithia Motors Inc.
	Class A	58,486	5,053
	Wingstop Inc.	71,392	4,780
*	G-III Apparel Group Ltd.	101,753	4,628
*	Gentherm Inc.	89,832	4,420
*	American Axle &
	Manufacturing
	Holdings Inc.	242,841	4,301
	Caleres Inc.	105,180	4,258
	Office Depot Inc.	1,249,373	4,185
	Core-Mark Holding Co.
	Inc.	112,663	4,030
*	Meritage Homes Corp.	93,046	4,015
	Oxford Industries Inc.	41,236	3,839

	La-Z-Boy Inc.	115,038	3,825
	Group 1 Automotive
	Inc.	48,100	3,708
	Dine Brands Global Inc.	43,436	3,623
	Abercrombie & Fitch
	Co.	165,312	3,582
	Cooper Tire & Rubber
	Co.	123,677	3,568
	Guess? Inc.	141,908	3,477
	MDC Holdings Inc.	109,453	3,470
*	Crocs Inc.	166,284	3,435
*	Belmond Ltd. Class A	204,522	3,426
*	Asbury Automotive
	Group Inc.	44,999	3,352
	BJ’s Restaurants Inc.	44,043	3,334
	GameStop Corp.
	Class A	248,707	3,300
	Sonic Corp.	90,656	3,251
*	Shake Shack Inc.
	Class A	49,845	3,013
	Chico’s FAS Inc.	314,846	2,871
*	Sleep Number Corp.	85,099	2,868
	Tailored Brands Inc.	120,952	2,847
	Gannett Co. Inc.	275,743	2,835
	Scholastic Corp.	66,782	2,808
	Sturm Ruger & Co. Inc.	42,460	2,779
	Nutrisystem Inc.	72,324	2,676
	Winnebago Industries
	Inc.	70,315	2,598
*	Vista Outdoor Inc.	139,846	2,583
*	Career Education Corp.	161,724	2,580
*,^	LGI Homes Inc.	44,120	2,541
	Standard Motor
	Products Inc.	49,199	2,498
*	Genesco Inc.	48,463	2,464
*	Fossil Group Inc.	106,720	2,419
*	Installed Building
	Products Inc.	50,829	2,366

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	New Media Investment
	Group Inc.	146,840	2,335
	Ruth’s Hospitality Group
	Inc.	70,527	2,172
*	Express Inc.	183,260	2,056
	EW Scripps Co. Class A	134,445	1,972
*	Ascena Retail Group Inc.	429,434	1,967
	Marcus Corp.	47,609	1,933
*	Fiesta Restaurant Group
	Inc.	66,583	1,914
*	Rent-A-Center Inc.	129,693	1,912
	PetMed Express Inc.	50,221	1,843
*	Regis Corp.	84,591	1,809
*	M/I Homes Inc.	69,641	1,804
	Buckle Inc.	69,297	1,784
	Movado Group Inc.	38,247	1,629
*	Universal Electronics Inc.	34,558	1,493
*	Zumiez Inc.	44,684	1,392
*	American Public
	Education Inc.	39,742	1,381
*,^	JC Penney Co. Inc.	767,279	1,358
	Ethan Allen Interiors Inc.	60,780	1,352
*	William Lyon Homes
	Class A	68,107	1,333
*	Unifi Inc.	41,445	1,318
*	Monarch Casino &
	Resort Inc.	27,890	1,312
*	Red Robin Gourmet
	Burgers Inc.	31,543	1,303
	Sonic Automotive Inc.
	Class A	59,046	1,270
*	Motorcar Parts of
	America Inc.	46,667	1,239
*	MarineMax Inc.	54,418	1,224
	Superior Industries
	International Inc.	56,329	1,222
*	Lumber Liquidators
	Holdings Inc.	69,437	1,210
	Cato Corp. Class A	55,807	1,197
*	Chuy’s Holdings Inc.	41,171	1,192
	Shoe Carnival Inc.	26,225	1,166
*	Nautilus Inc.	74,641	1,094
	Haverty Furniture Cos.
	Inc.	47,133	1,042
*	Hibbett Sports Inc.	46,420	954
*	Perry Ellis International
	Inc.	31,334	863
*	Vitamin Shoppe Inc.	59,397	760
	Barnes & Noble Inc.	138,596	728
*	Vera Bradley Inc.	46,139	676
	Tile Shop Holdings Inc.	84,258	645
*	El Pollo Loco Holdings
	Inc.	53,132	632
*	Barnes & Noble
	Education Inc.	91,671	548

*	Francesca’s Holdings
	Corp.	84,287	529
*	Kirkland’s Inc.	39,292	357
	Big 5 Sporting Goods
	Corp.	49,122	280
*	FTD Cos. Inc.	41,371	148
	World Wrestling
	Entertainment Inc.
	Class A	20	2
			301,880
Consumer Staples (3.1%)
*	Darling Ingredients Inc.	401,475	7,941
	WD-40 Co.	33,989	6,031
	Medifast Inc.	25,875	5,919
	J&J Snack Foods Corp.	36,540	5,317
	B&G Foods Inc.	162,248	5,184
	Calavo Growers Inc.	38,548	4,080
	Universal Corp.	60,743	3,633
	Cal-Maine Foods Inc.	72,683	3,594
*	Central Garden & Pet
	Co. Class A	96,793	3,517
*	SUPERVALU Inc.	93,813	3,029
	Inter Parfums Inc.	42,103	2,749
	Andersons Inc.	64,797	2,647
	MGP Ingredients Inc.	30,837	2,378
*	Avon Products Inc.	1,076,666	2,153
	Coca-Cola Bottling Co.
	Consolidated	11,330	1,921
	SpartanNash Co.	87,460	1,867
	Dean Foods Co.	223,530	1,703
	John B Sanfilippo &
	Son Inc.	21,373	1,562
*	Central Garden & Pet
	Co.	25,432	1,010
*	Seneca Foods Corp.
	Class A	16,566	535
			66,770
Energy (3.9%)
*	PDC Energy Inc.	161,189	8,493
*	SRC Energy Inc.	590,084	5,494
*	Denbury Resources Inc.	978,040	5,448
*	Carrizo Oil & Gas Inc.	211,995	5,134
*	Oil States International
	Inc.	146,385	4,955
	US Silica Holdings Inc.	190,035	4,027
	Archrock Inc.	314,770	3,982
*	Noble Corp. plc	602,758	3,677
*	Unit Corp.	131,952	3,469
*	C&J Energy Services
	Inc.	155,353	3,255
*	Helix Energy Solutions
	Group Inc.	339,155	3,174
*	Penn Virginia Corp.	33,000	2,935
*	ProPetro Holding Corp.	174,719	2,659

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	CONSOL Energy Inc.	61,372	2,633
*	Newpark Resources Inc.	227,238	2,386
*	Renewable Energy
	Group Inc.	80,206	2,162
*	SEACOR Holdings Inc.	41,872	2,154
*	Exterran Corp.	78,607	2,153
	Green Plains Inc.	95,001	1,686
*	Ring Energy Inc.	132,738	1,566
*	Bonanza Creek Energy
	Inc.	49,864	1,546
*	TETRA Technologies
	Inc.	304,289	1,397
*	Matrix Service Co.	65,003	1,359
*	HighPoint Resources
	Corp.	241,724	1,332
*	Par Pacific Holdings Inc.	61,241	1,244
*	REX American
	Resources Corp.	13,713	1,105
*	Bristow Group Inc.	78,393	859
*	Pioneer Energy
	Services Corp.	190,341	609
*	Era Group Inc.	49,727	594
*	CARBO Ceramics Inc.	53,932	466
*	Geospace Technologies
	Corp.	32,440	458
*	Cloud Peak Energy Inc.	184,205	435
	Gulf Island Fabrication
	Inc.	33,358	315
			83,161
Financials (17.0%)
^	First Financial
	Bankshares Inc.	165,248	9,981
*	Green Dot Corp.
	Class A	113,951	9,762
	Selective Insurance
	Group Inc.	143,329	9,202
	FirstCash Inc.	110,747	9,004
	Glacier Bancorp Inc.	194,242	8,873
	Community Bank
	System Inc.	124,720	8,248
	American Equity
	Investment Life
	Holding Co.	219,631	8,146
	First Financial Bancorp	242,707	7,621
	Columbia Banking
	System Inc.	178,987	7,562
	RLI Corp.	97,514	7,506
	First Midwest Bancorp
	Inc.	251,173	6,827
	Old National Bancorp	334,772	6,796
	ProAssurance Corp.	130,782	6,323
	Great Western Bancorp
	Inc.	143,483	6,247

	Simmons First National
	Corp. Class A	195,844	6,189
	Independent Bank Corp.	67,414	6,141
	CVB Financial Corp.	249,345	5,997
	Hope Bancorp Inc.	313,572	5,491
	United Community
	Banks Inc.	180,497	5,476
	Apollo Commercial Real
	Estate Finance Inc.	273,310	5,310
	Banner Corp.	79,058	5,086
*	BofI Holding Inc.	134,207	4,998
	ServisFirst Bancshares
	Inc.	112,878	4,865
	Ameris Bancorp	97,161	4,824
	LegacyTexas Financial
	Group Inc.	103,683	4,797
	Horace Mann Educators
	Corp.	99,757	4,619
	Northwest Bancshares
	Inc.	250,735	4,568
	Invesco Mortgage
	Capital Inc.	272,261	4,419
	NBT Bancorp Inc.	107,075	4,334
	Westamerica
	Bancorporation	64,795	4,149
*	Blucora Inc.	114,403	4,141
	First Commonwealth
	Financial Corp.	245,902	4,119
*,^	PRA Group Inc.	110,554	4,041
	Waddell & Reed
	Financial Inc. Class A	200,143	4,007
	S&T Bancorp Inc.	85,126	3,972
*	First BanCorp	443,803	3,883
	Navigators Group Inc.	55,137	3,860
	Berkshire Hills Bancorp
	Inc.	89,650	3,788
	Provident Financial
	Services Inc.	148,985	3,759
	Walker & Dunlop Inc.	68,899	3,755
*	Pacific Premier Bancorp
	Inc.	93,971	3,717
	Employers Holdings Inc.	80,117	3,673
*	Seacoast Banking Corp.
	of Florida	114,541	3,622
	Safety Insurance Group
	Inc.	37,313	3,608
	Brookline Bancorp Inc.	195,471	3,548
	Universal Insurance
	Holdings Inc.	79,508	3,546
	Redwood Trust Inc.	201,812	3,427
*	NMI Holdings Inc.
	Class A	142,140	3,070
	City Holding Co.	37,483	3,039
	AMERISAFE Inc.	47,035	3,001

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	James River Group
	Holdings Ltd.	72,874	2,984
	PennyMac Mortgage
	Investment Trust	148,698	2,971
	Boston Private Financial
	Holdings Inc.	205,088	2,964
*	Enova International Inc.	82,712	2,746
*	Third Point Reinsurance
	Ltd.	202,088	2,708
	Piper Jaffray Cos.	34,900	2,687
	National Bank Holdings
	Corp. Class A	66,095	2,654
	Tompkins Financial Corp.	30,091	2,644
	Stewart Information
	Services Corp.	57,917	2,594
	Heritage Financial Corp.	70,826	2,571
	United Fire Group Inc.	51,727	2,562
*	Encore Capital Group
	Inc.	62,398	2,418
	Southside Bancshares
	Inc.	67,815	2,414
	ARMOUR Residential
	REIT Inc.	102,330	2,407
*	Triumph Bancorp Inc.	56,190	2,385
	WisdomTree
	Investments Inc.	284,570	2,339
*	Ambac Financial Group
	Inc.	110,035	2,325
	Virtus Investment
	Partners Inc.	17,644	2,276
	TrustCo Bank Corp. NY	234,441	2,169
*	INTL. FCStone Inc.	38,307	2,136
^	New York Mortgage
	Trust Inc.	333,317	2,133
	Banc of California Inc.	103,844	2,093
	Hanmi Financial Corp.	79,932	2,086
	Preferred Bank	33,495	2,050
	Central Pacific Financial
	Corp.	71,949	2,038
	Granite Point Mortgage
	Trust Inc.	105,662	2,022
*	HomeStreet Inc.	65,999	1,944
	Meta Financial Group
	Inc.	22,402	1,940
	Capstead Mortgage
	Corp.	225,735	1,896
	Northfield Bancorp Inc.	113,302	1,845
*	Customers Bancorp Inc.	72,314	1,786
	Investment Technology
	Group Inc.	80,585	1,763
*	World Acceptance Corp.	14,798	1,755
	OFG Bancorp	106,914	1,732
*	Donnelley Financial
	Solutions Inc.	82,710	1,728
	Oritani Financial Corp.	96,993	1,571

	Green Bancorp Inc.	64,768	1,554
	Greenhill & Co. Inc.	53,626	1,475
*	EZCORP Inc. Class A	125,200	1,390
	Dime Community
	Bancshares Inc.	74,723	1,356
	Fidelity Southern Corp.	54,549	1,326
*	eHealth Inc.	40,806	1,191
	Opus Bank	41,956	1,189
*	Franklin Financial
	Network Inc.	29,317	1,133
	United Insurance
	Holdings Corp.	50,128	1,044
	HCI Group Inc.	18,630	755
	Maiden Holdings Ltd.	166,913	634
			361,320
Health Care (12.5%)
*	Ligand Pharmaceuticals
	Inc.	51,995	13,503
*	HealthEquity Inc.	128,088	12,067
*	Neogen Corp.	125,842	11,759
*	Inogen Inc.	42,507	11,260
*	Amedisys Inc.	70,622	8,828
*	Myriad Genetics Inc.	170,750	8,502
*	Endo International plc	491,062	8,422
*	Merit Medical Systems
	Inc.	131,467	7,737
*	LHC Group Inc.	71,377	7,061
*	AMN Healthcare
	Services Inc.	116,897	6,815
*	Omnicell Inc.	94,723	6,512
*	HMS Holdings Corp.	203,086	6,509
*	Medicines Co.	158,290	6,270
*	Supernus
	Pharmaceuticals Inc.	126,288	5,594
*	Integer Holdings Corp.	69,538	5,556
*	Cambrex Corp.	80,545	5,429
*	Emergent BioSolutions
	Inc.	86,354	5,354
*	Select Medical
	Holdings Corp.	261,876	5,185
*	Repligen Corp.	91,544	5,024
*	Momenta
	Pharmaceuticals Inc.	189,088	5,011
*	REGENXBIO Inc.	70,946	4,998
*	Spectrum
	Pharmaceuticals Inc.	228,160	4,912
	CONMED Corp.	60,942	4,902
*	BioTelemetry Inc.	75,863	4,688
	Ensign Group Inc.	118,795	4,641
*	Magellan Health Inc.	59,986	4,409
	US Physical Therapy
	Inc.	30,920	3,873
*	Corcept Therapeutics
	Inc.	233,016	3,500

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
*	Acorda Therapeutics
	Inc.	115,116	3,315
*	Enanta
	Pharmaceuticals Inc.	35,183	3,199
*	Natus Medical Inc.	81,842	3,053
*	Tabula Rasa
	HealthCare Inc.	33,155	2,907
*	Varex Imaging Corp.	92,488	2,904
*	Tivity Health Inc.	83,939	2,887
*	CryoLife Inc.	82,170	2,851
	Luminex Corp.	100,910	2,847
*	Quality Systems Inc.	115,818	2,651
	Owens & Minor Inc.	151,176	2,567
*	Surmodics Inc.	32,420	2,553
*	Orthofix Medical Inc.	45,945	2,461
*	Innoviva Inc.	168,556	2,447
*	Tactile Systems
	Technology Inc.	36,131	2,445
*	Diplomat Pharmacy Inc.	117,598	2,430
*	OraSure Technologies
	Inc.	148,929	2,384
	Phibro Animal Health
	Corp. Class A	48,236	2,277
*	AMAG
	Pharmaceuticals Inc.	83,821	2,045
*	AngioDynamics Inc.	90,428	2,027
	HealthStream Inc.	63,074	2,001
*	Providence Service
	Corp.	26,629	1,788
*	Heska Corp.	16,361	1,751
*	Amphastar
	Pharmaceuticals Inc.	87,656	1,664
	Meridian Bioscience Inc.	102,777	1,614
*	Progenics
	Pharmaceuticals Inc.	202,052	1,582
*	Anika Therapeutics Inc.	35,782	1,481
*	Eagle Pharmaceuticals
	Inc.	20,296	1,403
*	CorVel Corp.	23,383	1,390
	LeMaitre Vascular Inc.	37,050	1,390
*,^	MiMedx Group Inc.	246,866	1,308
*	ANI Pharmaceuticals
	Inc.	22,219	1,293
	Invacare Corp.	80,342	1,221
*	Lantheus Holdings Inc.	73,710	1,187
*	Cutera Inc.	33,199	1,129
*,^	Community Health
	Systems Inc.	284,037	1,102
*	Assertio Therapeutics
	Inc.	154,342	985
*	Cytokinetics Inc.	122,983	972
*	Cross Country
	Healthcare Inc.	88,636	887

	Computer Programs &
	Systems Inc.	27,824	760
*,^	Lannett Co. Inc.	74,537	399
*	Quorum Health Corp.	69,945	318
	Aceto Corp.	73,768	245
			266,441
Industrials (19.6%)
*	Trex Co. Inc.	143,727	12,174
*	ASGN Inc.	119,884	11,100
	Insperity Inc.	91,151	10,924
*	Axon Enterprise Inc.	140,162	9,567
*	Proto Labs Inc.	61,099	9,498
	Tetra Tech Inc.	135,864	9,483
	Korn/Ferry International	137,844	9,253
	John Bean
	Technologies Corp.	77,423	9,159
	SkyWest Inc.	126,596	8,267
	Barnes Group Inc.	118,118	8,039
	Hillenbrand Inc.	152,666	7,809
	Simpson
	Manufacturing Co. Inc.	100,654	7,727
	Applied Industrial
	Technologies Inc.	96,887	7,465
*	FTI Consulting Inc.	92,081	7,018
	UniFirst Corp.	37,667	6,976
	Exponent Inc.	126,772	6,637
*	Aerojet Rocketdyne
	Holdings Inc.	184,432	6,475
*	Mercury Systems Inc.	117,516	6,406
	Moog Inc. Class A	79,060	6,239
*	Chart Industries Inc.	75,498	5,704
	Universal Forest
	Products Inc.	149,925	5,616
	Watts Water
	Technologies Inc.
	Class A	67,859	5,595
*	Harsco Corp.	196,971	5,564
	Albany International
	Corp.	70,677	5,453
	Comfort Systems USA
	Inc.	90,605	5,201
*	WageWorks Inc.	96,594	5,168
	Hawaiian Holdings Inc.	123,650	5,132
	ABM Industries Inc.	160,161	5,080
*	SPX FLOW Inc.	103,684	4,971
*	Saia Inc.	62,536	4,956
	Brady Corp. Class A	117,860	4,767
	Mobile Mini Inc.	108,861	4,670
	Forward Air Corp.	71,947	4,623
	Cubic Corp.	61,009	4,618
	Franklin Electric Co. Inc.	94,051	4,599
*	Aerovironment Inc.	51,805	4,557
	Mueller Industries Inc.	140,210	4,483

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Kaman Corp.	68,295	4,454
	Actuant Corp. Class A	148,076	4,361
*	Hub Group Inc. Class A	82,432	4,357
	ESCO Technologies Inc.	63,304	4,283
	Raven Industries Inc.	87,793	4,249
	Matthews International
	Corp. Class A	80,798	4,193
	Allegiant Travel Co.
	Class A	30,744	4,189
	Greenbrier Cos. Inc.	69,084	4,007
	AAON Inc.	98,547	3,981
	US Ecology Inc.	53,557	3,896
	Matson Inc.	103,934	3,883
	EnPro Industries Inc.	51,187	3,843
	Federal Signal Corp.	146,775	3,821
*	Atlas Air Worldwide
	Holdings Inc.	62,412	3,801
*	Patrick Industries Inc.	57,347	3,670
	AAR Corp.	78,590	3,668
*	SPX Corp.	104,859	3,564
*	Gibraltar Industries Inc.	77,342	3,511
	AZZ Inc.	63,677	3,423
	Interface Inc. Class A	144,786	3,410
	Apogee Enterprises Inc.	68,721	3,382
	Standex International
	Corp.	31,205	3,367
	Tennant Co.	43,927	3,363
	Viad Corp.	50,073	3,085
	ArcBest Corp.	62,485	3,006
*	PGT Innovations Inc.	122,186	2,969
*	American Woodmark
	Corp.	34,656	2,944
*	TrueBlue Inc.	99,114	2,904
*	Navigant Consulting Inc.	110,413	2,638
	Wabash National Corp.	142,081	2,592
	Encore Wire Corp.	50,949	2,560
	Triumph Group Inc.	121,417	2,525
	Lindsay Corp.	26,364	2,525
*	Vicor Corp.	39,835	2,488
	Heartland Express Inc.	120,120	2,456
	Astec Industries Inc.	46,665	2,270
	Alamo Group Inc.	23,224	2,213
	CIRCOR International
	Inc.	48,327	2,192
*	Echo Global Logistics
	Inc.	65,415	2,172
	Briggs & Stratton Corp.	104,075	2,098
	Multi-Color Corp.	33,883	2,092
	Marten Transport Ltd.	94,325	2,080
	Heidrick & Struggles
	International Inc.	46,152	2,040
*	Aegion Corp. Class A	79,099	1,974
	Kelly Services Inc.
	Class A	75,295	1,898

*	Lydall Inc.	42,550	1,821
*	DXP Enterprises Inc.	38,555	1,769
*,^	Team Inc.	73,221	1,706
	Insteel Industries Inc.	44,086	1,691
	National Presto
	Industries Inc.	12,194	1,617
*	Engility Holdings Inc.	43,535	1,511
	Griffon Corp.	82,783	1,511
	Quanex Building
	Products Corp.	86,067	1,412
*	MYR Group Inc.	40,120	1,395
	Essendant Inc.	91,737	1,324
*	Veritiv Corp.	27,440	1,310
	Resources Connection
	Inc.	72,634	1,202
	Forrester Research Inc.	24,053	1,183
	LSC Communications
	Inc.	81,426	996
	Titan International Inc.	120,702	903
	RR Donnelley & Sons
	Co.	170,597	863
	Powell Industries Inc.	21,327	835
*	Orion Group Holdings
	Inc.	69,307	597
			417,016
Information Technology (15.4%)
*	CACI International Inc.
	Class A	60,228	11,744
*	Stamps.com Inc.	40,647	10,099
*	Semtech Corp.	161,817	9,669
*	Qualys Inc.	79,811	7,267
	Cabot Microelectronics
	Corp.	62,805	7,080
	Brooks Automation Inc.	174,477	6,876
*	II-VI Inc.	134,111	6,672
*	Viavi Solutions Inc.	552,150	6,184
*	Rogers Corp.	44,758	6,180
*,^	3D Systems Corp.	280,617	5,711
	Travelport Worldwide
	Ltd.	307,448	5,709
*	Advanced Energy
	Industries Inc.	95,779	5,707
*,^	Finisar Corp.	279,381	5,699
*	Bottomline Technologies
	DE Inc.	85,459	5,638
*	ExlService Holdings Inc.	87,213	5,589
*	Itron Inc.	84,086	5,583
*	NETGEAR Inc.	77,138	5,465
	Power Integrations Inc.	72,035	5,284
*	8x8 Inc.	227,056	5,154
*	Sanmina Corp.	167,193	5,150
*	Anixter International Inc.	71,018	5,120
*	Plexus Corp.	80,362	5,086
*	Insight Enterprises Inc.	86,713	4,781

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Progress Software Corp.	110,867	4,538
*	SolarEdge Technologies
	Inc.	92,094	4,416
	Kulicke & Soffa
	Industries Inc.	168,353	4,342
*	Fabrinet	89,890	4,303
	Ebix Inc.	53,695	4,277
	ManTech International
	Corp. Class A	64,316	4,265
*	TTM Technologies Inc.	227,315	4,251
*	SPS Commerce Inc.	42,413	4,168
	TiVo Corp.	299,642	4,090
*	Oclaro Inc.	417,391	3,982
*	Knowles Corp.	219,466	3,979
*	Cardtronics plc Class A	112,207	3,937
*	Virtusa Corp.	67,217	3,916
	Badger Meter Inc.	70,950	3,899
*	Electronics For Imaging
	Inc.	109,036	3,793
*	LivePerson Inc.	136,064	3,660
*	Diodes Inc.	94,334	3,577
	Methode Electronics
	Inc.	89,753	3,559
	EVERTEC Inc.	147,453	3,546
*	ePlus Inc.	33,366	3,458
*	Alarm.com Holdings
	Inc.	61,323	3,452
*	MicroStrategy Inc.
	Class A	22,950	3,420
*	OSI Systems Inc.	41,443	3,228
*	Rambus Inc.	261,591	3,197
*	KEMET Corp.	120,897	3,124
	CSG Systems
	International Inc.	82,080	3,066
	Benchmark Electronics
	Inc.	115,714	2,991
	CTS Corp.	80,477	2,974
*	Sykes Enterprises Inc.	97,045	2,935
*	MaxLinear Inc.	151,233	2,916
*	FARO Technologies Inc.	41,316	2,818
*	FormFactor Inc.	178,185	2,753
	NIC Inc.	162,449	2,729
	Shutterstock Inc.	46,936	2,583
*	Nanometrics Inc.	58,114	2,546
*	ScanSource Inc.	62,286	2,532
*	Perficient Inc.	85,725	2,463
	MTS Systems Corp.	43,322	2,344
*	Rudolph Technologies
	Inc.	77,972	2,168
*	Cray Inc.	98,756	2,143
	Monotype Imaging
	Holdings Inc.	102,866	2,119

	Comtech
	Telecommunications
	Corp.	57,571	2,064
*	CalAmp Corp.	86,948	2,043
	ADTRAN Inc.	117,121	2,014
*,^	Applied Optoelectronics
	Inc.	47,772	1,976
	Xperi Corp.	119,162	1,871
	Cohu Inc.	70,133	1,850
*	Electro Scientific
	Industries Inc.	83,857	1,841
*	Photronics Inc.	171,143	1,831
*	XO Group Inc.	59,471	1,788
*	Extreme Networks Inc.	283,145	1,775
*	CEVA Inc.	54,377	1,664
*	Unisys Corp.	89,157	1,658
*	Control4 Corp.	49,472	1,603
*	Axcelis Technologies
	Inc.	78,043	1,576
*	Ichor Holdings Ltd.	59,375	1,540
*	OneSpan Inc.	77,623	1,455
*	Ultra Clean Holdings
	Inc.	94,713	1,445
*	Veeco Instruments Inc.	119,238	1,431
*	QuinStreet Inc.	89,304	1,355
*	Harmonic Inc.	208,131	1,134
	Park Electrochemical
	Corp.	46,359	991
	TTEC Holdings Inc.	34,595	906
^	Diebold Nixdorf Inc.	186,006	884
*	Digi International Inc.	65,594	882
	Daktronics Inc.	94,839	769
*	DSP Group Inc.	54,825	704
	Bel Fuse Inc. Class B	23,818	682
*	Agilysys Inc.	37,587	604
*	PDF Solutions Inc.	67,397	588
*	Liquidity Services Inc.	62,588	451
*	Kopin Corp.	149,913	348
			327,627
Materials (4.8%)
*	Ingevity Corp.	102,661	10,370
	Balchem Corp.	78,413	8,695
	KapStone Paper and
	Packaging Corp.	215,091	7,388
	HB Fuller Co.	123,714	7,050
	Quaker Chemical Corp.	32,441	5,844
	Innospec Inc.	59,782	4,639
	Kaiser Aluminum Corp.	40,820	4,473
	Stepan Co.	48,797	4,353
	Boise Cascade Co.	94,826	4,144
	Neenah Inc.	40,962	3,738
*	Kraton Corp.	77,824	3,660
*	AK Steel Holding Corp.	768,264	3,411
	Materion Corp.	49,393	3,151

S&P Small-Cap 600 Index Fund

			Market
			Value•
		Shares	($000)
	Schweitzer-Mauduit
	International Inc.	74,883	3,047
	Rayonier Advanced
	Materials Inc.	126,206	2,638
*	AdvanSix Inc.	74,342	2,516
	Innophos Holdings Inc.	47,671	2,084
	PH Glatfelter Co.	106,888	2,055
*,^	US Concrete Inc.	38,625	1,862
*	Koppers Holdings Inc.	51,497	1,826
*	SunCoke Energy Inc.	157,872	1,762
*	Century Aluminum Co.	121,398	1,532
	Myers Industries Inc.	65,742	1,463
	American Vanguard
	Corp.	63,809	1,397
	Tredegar Corp.	61,909	1,359
*	TimkenSteel Corp.	95,029	1,331
	Haynes International Inc.	30,631	1,207
*	Clearwater Paper Corp.	40,042	1,163
	Hawkins Inc.	23,054	952
	FutureFuel Corp.	61,596	914
	Olympic Steel Inc.	22,454	495
*	LSB Industries Inc.	49,765	434
*	Flotek Industries Inc.	139,210	347
			101,300
Other (0.0%)[2]
*,§	A Schulman Inc. CVR	71,146	136

Real Estate (5.9%)
	EastGroup Properties
	Inc.	85,123	8,280
	PS Business Parks Inc.	50,713	6,614
	DiamondRock
	Hospitality Co.	489,006	5,848
	Acadia Realty Trust	199,075	5,678
	Retail Opportunity
	Investments Corp.	274,554	5,420
	Lexington Realty Trust	526,738	4,920
	Chesapeake Lodging
	Trust	147,394	4,851
	LTC Properties Inc.	96,664	4,490
	Agree Realty Corp.	75,509	4,309
	Four Corners Property
	Trust Inc.	158,105	4,259
	Government Properties
	Income Trust	247,310	4,182
	HFF Inc. Class A	90,568	4,113
	American Assets Trust
	Inc.	102,018	4,030
	National Storage
	Affiliates Trust	137,777	3,907
	Global Net Lease Inc.	173,826	3,770
	CareTrust REIT Inc.	197,512	3,644
	Kite Realty Group Trust	204,621	3,577

	Washington Prime
	Group Inc.	453,970	3,514
	Summit Hotel
	Properties Inc.	255,821	3,512
	Easterly Government
	Properties Inc.	146,783	2,972
	Ramco-Gershenson
	Properties Trust	195,819	2,734
	Chatham Lodging Trust	112,418	2,411
	Universal Health Realty
	Income Trust	30,885	2,355
	Getty Realty Corp.	80,349	2,339
	Franklin Street
	Properties Corp.	261,687	2,243
	Independence Realty
	Trust Inc.	212,536	2,195
	Hersha Hospitality
	Trust Class A	90,501	2,136
	RE/MAX Holdings Inc.
	Class A	43,221	2,129
	CBL & Associates
	Properties Inc.	421,663	1,881
	Armada Hoffler
	Properties Inc.	119,264	1,859
	iStar Inc.	165,605	1,853
	Saul Centers Inc.	29,793	1,788
	Pennsylvania REIT	171,020	1,744
	Urstadt Biddle
	Properties Inc. Class A	72,542	1,650
	Whitestone REIT	97,766	1,334
	Community Healthcare
	Trust Inc.	42,041	1,305
	Cedar Realty Trust Inc.	190,665	852
			124,698
Telecommunication Services (1.2%)
*	Vonage Holdings Corp.	527,859	7,485
	Cogent Communications
	Holdings Inc.	101,604	5,558
*	Iridium Communications
	Inc.	204,720	4,146
	ATN International Inc.	26,476	1,939
	Consolidated
	Communications
	Holdings Inc.	158,405	1,871
*	Cincinnati Bell Inc.	121,944	1,585
^	Frontier Communications
	Corp.	193,373	1,005
	Spok Holdings Inc.	48,940	751
			24,340
Utilities (2.1%)
	Spire Inc.	122,758	9,152
	Avista Corp.	161,464	8,285
	South Jersey Industries
	Inc.	208,331	6,912

S&P Small-Cap 600 Index Fund

		Market
		Value•
	Shares	($000)
El Paso Electric Co.	99,078	6,073
American States Water
Co.	89,726	5,422
California Water
Service Group	117,373	4,830
Northwest Natural Gas
Co.	70,246	4,559
		45,233
Total Common Stocks
(Cost $1,698,795)		2,119,922
Temporary Cash Investments (0.7%)[1]
Money Market Fund (0.7%)
[3,4] Vanguard Market Liquidity
Fund, 2.153%	155,150	15,518

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.0%)
5 United States Treasury
Bill, 2.034%, 11/15/18	300	299
Total Temporary Cash Investments
(Cost $15,814)		15,817
Total Investments (100.4%)
(Cost $1,714,609)		2,135,739

		Amount
		($000)
Other Assets and Liabilities (-0.4%)
Other Assets
Receivables for Investment
Securities Sold		1,089
Investment in Vanguard		102
Receivables for Accrued Income		1,212
Receivables for Capital Shares Issued		4,911
Variable Margin Receivable—
Futures Contracts		13
Other Assets		445
Total Other Assets		7,772
Liabilities
Payables for Investment
Securities Purchased		(1,944)
Collateral for Securities on Loan		(11,957)
Payables for Capital Shares Redeemed		(3,051)
Payables to Vanguard		(249)
Total Liabilities		(17,201)
Net Assets (100%)		2,126,310

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,708,179
Undistributed Net Investment Income	13,441
Accumulated Net Realized Losses	(16,554)
Unrealized Appreciation (Depreciation)
Investment Securities	421,130
Futures Contracts	114
Net Assets	2,126,310

ETF Shares—Net Assets
Applicable to 6,725,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,107,410
Net Asset Value Per Share—
ETF Shares	$164.67

Institutional Shares—Net Assets
Applicable to 3,075,826 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,018,900
Net Asset Value Per Share—
Institutional Shares	$331.26

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $11,338,000.
§ Security value determined using significant unobservable
inputs.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 99.9% and 0.5%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
4 Includes $11,957,000 of collateral received for securities on loan.
5 Securities with a value of $299,000 have been segregated
as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

S&P Small-Cap 600 Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2018	46	4,003	114

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	22,567
Interest[1]	73
Securities Lending—Net	912
Total Income	23,552
Expenses
The Vanguard Group—Note B
Investment Advisory Services	255
Management and Administrative—ETF Shares	942
Management and Administrative—Institutional Shares	471
Marketing and Distribution—ETF Shares	50
Marketing and Distribution—Institutional Shares	26
Custodian Fees	76
Auditing Fees	33
Shareholders’ Reports and Proxy—ETF Shares	67
Shareholders’ Reports and Proxy—Institutional Shares	18
Trustees’ Fees and Expenses	1
Total Expenses	1,939
Net Investment Income	21,613
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	133,770
Futures Contracts	25
Realized Net Gain (Loss)	133,795
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	321,583
Futures Contracts	121
Change in Unrealized Appreciation (Depreciation)	321,704
Net Increase (Decrease) in Net Assets Resulting from Operations	477,112

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $66,000, ($1,000), and $2,000, respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $134,045,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,613	13,778
Realized Net Gain (Loss)	133,795	29,661
Change in Unrealized Appreciation (Depreciation)	321,704	57,649
Net Increase (Decrease) in Net Assets Resulting from Operations	477,112	101,088
Distributions
Net Investment Income
ETF Shares	(8,287)	(4,355)
Institutional Shares	(9,557)	(4,245)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(17,844)	(8,600)
Capital Share Transactions
ETF Shares	198,555	293,444
Institutional Shares	113,603	295,662
Net Increase (Decrease) from Capital Share Transactions	312,158	589,106
Total Increase (Decrease)	771,426	681,594
Net Assets
Beginning of Period	1,354,884	673,290
End of Period[1]	2,126,310	1,354,884

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,441,000 and $9,672,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$125.83	$112.23	$100.42	$99.81	$84.98
Investment Operations
Net Investment Income	1.784[1]	1.573[1]	1.375[1]	1.204	.976
Net Realized and Unrealized Gain (Loss)
on Investments	38.598	13.212	11.683	. 497	14.697
Total from Investment Operations	40.382	14.785	13.058	1.701	15.673
Distributions
Dividends from Net Investment Income	(1.542)	(1.185)	(1.248)	(1.091)	(.843)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.542)	(1.185)	(1.248)	(1.091)	(.843)
Net Asset Value, End of Period	$164.67	$125.83	$112.23	$100.42	$99.81

Total Return	32.32%	13.18%	13.17%	1.69%	18.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,107	$683	$342	$206	$165
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.23%	1.27%	1.36%	1.27%	1.10%
Portfolio Turnover Rate[2]	13%	22%	15%	11%	16%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$252.98	$225.56	$201.83	$200.56	$170.71
Investment Operations
Net Investment Income	3.769[1]	3.303[1]	2.925[1]	2.545	2.049
Net Realized and Unrealized Gain (Loss)
on Investments	77.632	26.605	23.454	1.019	29.565
Total from Investment Operations	81.401	29.908	26.379	3.564	31.614
Distributions
Dividends from Net Investment Income	(3.121)	(2.488)	(2.649)	(2.294)	(1.764)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.121)	(2.488)	(2.649)	(2.294)	(1.764)
Net Asset Value, End of Period	$331.26	$252.98	$225.56	$201.83	$200.56

Total Return	32.39%	13.26%	13.22%	1.77%	18.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,019	$672	$331	$238	$179
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.30%	1.34%	1.43%	1.34%	1.17%
Portfolio Turnover Rate[2]	13%	22%	15%	11%	16%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares, and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counter-party risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

S&P Small-Cap 600 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

S&P Small-Cap 600 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $102,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,119,786	—	136
Temporary Cash Investments	15,518	299	—
Futures Contracts—Assets[1]	13	—	—
Total	2,135,317	299	136
1 Represents variation margin on the last day of the reporting period.

S&P Small-Cap 600 Index Fund

D. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	134,045
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	(134,045)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	13,582
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(16,451)
Net unrealized gains (losses)	421,130

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	1,714,609
Gross unrealized appreciation	494,726
Gross unrealized depreciation	(73,596)
Net unrealized appreciation (depreciation)	421,130

E. During the year ended August 31, 2018, the fund purchased $836,847,000 of investment securities and sold $525,165,000 of investment securities, other than temporary cash investments. Purchases and sales include $471,261,000 and $309,432,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

S&P Small-Cap 600 Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	542,381	3,700	407,916	3,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(343,826)	(2,400)	(114,472)	(925)
Net Increase (Decrease)—ETF Shares	198,555	1,300	293,444	2,375
Institutional Shares
Issued	243,583	861	387,035	1,558
Issued in Lieu of Cash Distributions	7,621	27	2,776	11
Redeemed	(137,601)	(469)	(94,149)	(379)
Net Increase (Decrease)—Institutional Shares	113,603	419	295,662	1,190

G. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

S&P Small-Cap 600 Value Index Fund

Fund Profile
As of August 31, 2018

Share-Class Characteristics
	ETF	Institutional
	Shares	Shares
Ticker Symbol	VIOV	VSMVX
Expense Ratio[1]	0.20%	0.08%
30-Day SEC Yield	1.59%	1.71%

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Value	Market
	Index	FA Index
R-Squared	1.00	0.59
Beta	1.00	1.11

Portfolio Characteristics
		S&P	DJ
		SmallCap	U.S. Total
		600 Value	Market
	Fund	Index	FA Index
Number of Stocks	460	457	3,745
Median Market Cap	$1.7B	$1.7B	$71.0B
Price/Earnings Ratio	18.9x	18.9x	21.0x
Price/Book Ratio	1.8x	1.8x	3.2x
Return on Equity	7.8%	7.8%	15.0%
Earnings Growth
Rate	3.5%	3.5%	8.4%
Dividend Yield	1.7%	1.7%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	34%	—	—
Short-Term Reserves	0.1%	—	—

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings(% of total net assets)
CACI International Inc.	IT Consulting &
	Other Services	1.1%
Spire Inc.	Gas Utilities	0.8
Wolverine World Wide
Inc.	Footwear	0.8
PDC Energy Inc.	Oil & Gas Exploration
	& Production	0.8
Endo International plc	Pharmaceuticals	0.8
SkyWest Inc.	Airlines	0.8
Community Bank
System Inc.	Regional Banks	0.8
American Equity
Investment Life Holding	Life & Health
Co.	Insurance	0.8
KapStone Paper and
Packaging Corp.	Paper Products	0.7
Applied Industrial	Trading Companies &
Technologies Inc.	Distributors	0.7
Top Ten		8.1%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

S&P Small-Cap 600 Value Index Fund

Sector Diversification (% of equity exposure)

		S&P	DJ
		SmallCap	U.S. Total
		600 Value	Market
	Fund	Index	FA Index
Consumer Discretionary	16.3%	16.4%	13.1%
Consumer Staples	2.7	2.7	6.0
Energy	7.1	7.1	5.6
Financials	20.8	20.8	14.2
Health Care	5.9	5.9	14.3
Industrials	17.6	17.6	10.3
Information Technology	14.2	14.1	25.3
Materials	5.8	5.9	2.9
Real Estate	6.0	6.0	3.7
Telecommunication
Services	1.1	1.0	1.8
Utilities	2.5	2.5	2.8

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

S&P Small-Cap 600 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/7/2010)	Investment

S&P Small-Cap 600 Value Index
Fund*ETF Shares Net Asset Value	27.84%	14.05%	16.16%	$33,043
S&P Small-Cap 600 Value Index
Fund*ETF Shares Market Price	27.79	14.04	16.15	33,037

S&P SmallCap 600 Value Index	28.03	14.23	16.35	33,486

Small-Cap Value Funds Average	19.05	10.46	12.91	26,352
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.26	14.21	15.39	31,344

Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Value Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2018

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/19/2014)	Investment
S&P Small-Cap 600 Value Index Fund
Institutional Shares	28.01%	13.43%	$8,051,597

S&P SmallCap 600 Value Index	28.03	13.44	8,053,571
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.26	11.88	7,643,624

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on November 19, 2014. The total returns shown are based on the period beginning November 19, 2014.

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Value Index Fund ETF Shares
Market Price	27.79%	92.88%	230.37%
S&P Small-Cap 600 Value Index Fund ETF Shares
Net Asset Value	27.84	92.95	230.43
S&P SmallCap 600 Value Index	28.03	94.46	234.86

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2018

S&P Small-Cap 600 Value Index Fund

Average Annual Total Returns: Periods Ended June 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		18.48%	13.43%	15.70%
Net Asset Value		18.32	13.40	15.69
Institutional Shares	11/19/2014	18.47	—	12.32

Institutional Shares were first issued on December 15, 2010, and the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on November 19, 2014. The total returns shown are based on the period beginning November 19, 2014.

S&P Small-Cap 600 Value Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (16.3%)
	Wolverine World Wide
	Inc.	94,030	3,684
	DSW Inc. Class A	71,939	2,393
	Monro Inc.	32,617	2,314
*	Cooper-Standard
	Holdings Inc.	16,148	2,235
*	G-III Apparel Group Ltd.	41,473	1,886
*	American Axle &
	Manufacturing
	Holdings Inc.	98,756	1,749
	Caleres Inc.	42,900	1,737
	Office Depot Inc.	510,490	1,710
	Core-Mark Holding Co.
	Inc.	45,924	1,643
	Oxford Industries Inc.	16,824	1,566
	Group 1 Automotive Inc.	19,556	1,507
	Abercrombie & Fitch Co.	67,423	1,461
	Cooper Tire & Rubber Co.	50,253	1,450
	Guess? Inc.	57,943	1,420
*	Belmond Ltd. Class A	83,593	1,400
*	Asbury Automotive
	Group Inc.	18,252	1,360
	GameStop Corp.
	Class A	101,250	1,344
	Steven Madden Ltd.	22,489	1,308
	Chico’s FAS Inc.	128,493	1,172
*	Dorman Products Inc.	14,463	1,171
	Gannett Co. Inc.	112,329	1,155
	Scholastic Corp.	27,289	1,147
	Strategic Education Inc.	7,678	1,065
*	Vista Outdoor Inc.	57,214	1,057
	Standard Motor
	Products Inc.	20,135	1,022
*	Gentherm Inc.	20,508	1,009
	Lithia Motors Inc.
	Class A	11,674	1,009
*	Genesco Inc.	19,722	1,003

*	Shutterfly Inc.	12,860	999
*	Fossil Group Inc.	43,591	988
	New Media Investment
	Group Inc.	59,958	953
*	Express Inc.	74,597	837
	Marcus Corp.	19,389	787
*	Fiesta Restaurant
	Group Inc.	27,157	781
*	Rent-A-Center Inc.	52,903	780
*	Ascena Retail Group Inc.	169,049	774
*	Meritage Homes Corp.	17,791	768
	La-Z-Boy Inc.	23,006	765
	Dine Brands Global Inc.	9,000	751
*	Regis Corp.	34,508	738
*	M/I Homes Inc.	28,300	733
	Buckle Inc.	28,169	725
	Children’s Place Inc.	5,108	719
	Callaway Golf Co.	30,807	703
	MDC Holdings Inc.	21,401	678
	Movado Group Inc.	15,586	664
	Sturm Ruger & Co. Inc.	10,018	656
	Sonic Corp.	17,284	620
*	Universal Electronics Inc.	13,997	605
	BJ’s Restaurants Inc.	7,872	596
*	American Public
	Education Inc.	16,346	568
	Tailored Brands Inc.	24,128	568
*	Zumiez Inc.	18,127	565
	Ethan Allen Interiors Inc.	24,776	551
*,^	JC Penney Co. Inc.	311,338	551
*	Unifi Inc.	16,880	537
*	Red Robin Gourmet
	Burgers Inc.	12,860	531
	Sonic Automotive Inc.
	Class A	23,973	515
	Superior Industries
	International Inc.	23,044	500
*	MarineMax Inc.	22,020	495
	Cato Corp. Class A	22,817	489
*	Chuy’s Holdings Inc.	16,744	485

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
*	Crocs Inc.	22,965	474
	Shoe Carnival Inc.	10,660	474
	Haverty Furniture Cos.
	Inc.	19,271	426
*	Hibbett Sports Inc.	18,805	386
*	Career Education Corp.	23,541	375
	EW Scripps Co. Class A	25,157	369
*	Perry Ellis International
	Inc.	12,552	345
*	Vitamin Shoppe Inc.	24,067	308
	Barnes & Noble Inc.	56,304	296
*	Vera Bradley Inc.	18,692	274
	Tile Shop Holdings Inc.	34,338	263
*	Motorcar Parts of
	America Inc.	9,830	261
*	El Pollo Loco Holdings
	Inc.	21,417	255
*	William Lyon Homes
	Class A	12,715	249
*	Nautilus Inc.	16,309	239
*	Barnes & Noble
	Education Inc.	37,262	223
*	Francesca’s Holdings
	Corp.	34,364	216
*	Lumber Liquidators
	Holdings Inc.	11,875	207
*	Kirkland’s Inc.	15,600	142
	Big 5 Sporting Goods
	Corp.	19,970	114
*	FTD Cos. Inc.	16,981	61
			71,909
Consumer Staples (2.7%)
*	Darling Ingredients Inc.	80,135	1,585
	Universal Corp.	24,731	1,479
*	SUPERVALU Inc.	38,183	1,233
	Andersons Inc.	26,362	1,077
	WD-40 Co.	5,921	1,051
*	Avon Products Inc.	437,627	875
	Cal-Maine Foods Inc.	17,114	846
	J&J Snack Foods Corp.	5,477	797
	B&G Foods Inc.	24,412	780
	SpartanNash Co.	35,785	764
	Dean Foods Co.	90,495	689
	John B Sanfilippo &
	Son Inc.	8,658	633
*	Seneca Foods Corp.
	Class A	6,729	217
			12,026
Energy (7.1%)
*	PDC Energy Inc.	65,642	3,459
*	SRC Energy Inc.	240,240	2,237
*	Denbury Resources Inc.	398,223	2,218
*	Carrizo Oil & Gas Inc.	86,313	2,090
*	Oil States International
	Inc.	59,630	2,018

	US Silica Holdings Inc.	77,385	1,640
	Archrock Inc.	128,447	1,625
*	Noble Corp. plc	245,298	1,496
*	Unit Corp.	53,744	1,413
*	Helix Energy Solutions
	Group Inc.	138,385	1,295
*	C&J Energy Services Inc.	50,634	1,061
*	Newpark Resources
	Inc.	88,894	933
*	Exterran Corp.	32,032	877
*	Renewable Energy
	Group Inc.	32,502	876
*	SEACOR Holdings Inc.	17,006	875
	Green Plains Inc.	38,536	684
*	Bonanza Creek Energy
	Inc.	20,316	630
*	TETRA Technologies
	Inc.	124,337	571
*	Matrix Service Co.	26,550	555
*	HighPoint Resources
	Corp.	98,671	544
*	Par Pacific Holdings Inc.	24,983	507
*	CONSOL Energy Inc.	11,241	482
*	Penn Virginia Corp.	5,365	477
*	REX American
	Resources Corp.	5,616	453
*	Ring Energy Inc.	36,063	426
*	Bristow Group Inc.	32,017	351
*	ProPetro Holding Corp.	20,612	314
*	Pioneer Energy
	Services Corp.	77,386	248
*	Era Group Inc.	20,389	243
*	Geospace
	Technologies Corp.	13,495	191
*	Cloud Peak Energy Inc.	75,075	177
*	CARBO Ceramics Inc.	15,182	131
	Gulf Island Fabrication
	Inc.	13,561	128
			31,225
Financials (20.7%)
	Community Bank
	System Inc.	50,570	3,344
	American Equity
	Investment Life
	Holding Co.	89,509	3,320
	First Midwest Bancorp
	Inc.	102,415	2,784
	Old National Bancorp	132,866	2,697
	Great Western Bancorp
	Inc.	58,474	2,546
	Simmons First National
	Corp. Class A	77,803	2,459
	Hope Bancorp Inc.	127,944	2,240
	Apollo Commercial Real
	Estate Finance Inc.	111,180	2,160

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Horace Mann Educators
	Corp.	40,608	1,880
	Northwest Bancshares
	Inc.	101,838	1,855
	Invesco Mortgage
	Capital Inc.	110,941	1,801
	NBT Bancorp Inc.	43,340	1,754
	RLI Corp.	22,058	1,698
*	Blucora Inc.	46,649	1,689
	First Financial
	Bankshares Inc.	27,529	1,663
	First Financial Bancorp	52,457	1,647
*	PRA Group Inc.	44,956	1,643
	Waddell & Reed
	Financial Inc. Class A	81,538	1,632
*	First BanCorp	180,585	1,580
	Navigators Group Inc.	22,454	1,572
	Columbia Banking
	System Inc.	36,378	1,537
	Provident Financial
	Services Inc.	60,555	1,528
	Glacier Bancorp Inc.	33,173	1,515
	Safety Insurance Group
	Inc.	15,180	1,468
	Redwood Trust Inc.	82,266	1,397
	ProAssurance Corp.	28,162	1,362
	Selective Insurance
	Group Inc.	21,018	1,349
	Independent Bank Corp.	13,427	1,223
	Boston Private Financial
	Holdings Inc.	83,742	1,210
	PennyMac Mortgage
	Investment Trust	60,471	1,208
	Banner Corp.	18,326	1,179
	CVB Financial Corp.	46,721	1,124
*	Enova International Inc.	33,696	1,119
	Berkshire Hills Bancorp
	Inc.	25,976	1,097
	Stewart Information
	Services Corp.	23,612	1,057
	United Community
	Banks Inc.	34,476	1,046
	United Fire Group Inc.	21,063	1,043
	ARMOUR Residential
	REIT Inc.	41,719	981
	Southside Bancshares
	Inc.	27,413	976
	Westamerica
	Bancorporation	15,034	963
	Virtus Investment
	Partners Inc.	7,148	922
^	New York Mortgage
	Trust Inc.	135,873	870
*	INTL. FCStone Inc.	15,590	869
	S&T Bancorp Inc.	18,004	840
	Brookline Bancorp Inc.	45,529	826

	Employers Holdings Inc.	17,513	803
*	HomeStreet Inc.	26,886	792
	Ameris Bancorp	15,830	786
	Capstead Mortgage Corp.	91,940	772
	AMERISAFE Inc.	11,827	755
*	Ambac Financial Group
	Inc.	35,026	740
	Investment Technology
	Group Inc.	32,698	715
*	World Acceptance Corp.	6,026	715
	OFG Bancorp	43,538	705
*	Donnelley Financial
	Solutions Inc.	33,593	702
	First Commonwealth
	Financial Corp.	40,137	672
	City Holding Co.	7,946	644
	Oritani Financial Corp.	39,713	643
	Tompkins Financial Corp.	6,857	603
	Greenhill & Co. Inc.	21,764	599
	Piper Jaffray Cos.	7,503	578
	James River Group
	Holdings Ltd.	13,898	569
*	EZCORP Inc. Class A	50,973	566
	Fidelity Southern Corp.	21,947	533
	Universal Insurance
	Holdings Inc.	11,293	504
	Opus Bank	17,090	484
	TrustCo Bank Corp. NY	51,520	477
*	Triumph Bancorp Inc.	10,773	457
	Granite Point Mortgage
	Trust Inc.	23,191	444
	WisdomTree
	Investments Inc.	53,046	436
	United Insurance
	Holdings Corp.	20,291	423
*	Encore Capital Group
	Inc.	10,399	403
	Banc of California Inc.	19,384	391
	Hanmi Financial Corp.	14,812	387
*	Customers Bancorp Inc.	14,967	370
*	Seacoast Banking Corp.
	of Florida	11,607	367
	Heritage Financial Corp.	10,087	366
*	Franklin Financial
	Network Inc.	8,978	347
	Central Pacific Financial
	Corp.	11,864	336
	Dime Community
	Bancshares Inc.	17,691	321
	HCI Group Inc.	7,492	303
	Northfield Bancorp Inc.	18,005	293
	Maiden Holdings Ltd.	67,543	257
*	eHealth Inc.	7,780	227
	Green Bancorp Inc.	7,856	189
			91,347

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
Health Care (5.8%)
*	Endo International plc	199,900	3,428
*	Magellan Health Inc.	24,438	1,796
*	HMS Holdings Corp.	48,821	1,565
*	Acorda Therapeutics Inc.	46,806	1,348
*	Medicines Co.	33,487	1,326
	Owens & Minor Inc.	61,476	1,044
*	REGENXBIO Inc.	14,749	1,039
	CONMED Corp.	12,881	1,036
*	Diplomat Pharmacy Inc.	47,954	991
*	Select Medical Holdings
	Corp.	45,875	908
	Ensign Group Inc.	21,809	852
*	AMAG Pharmaceuticals
	Inc.	33,995	830
*	AngioDynamics Inc.	36,628	821
*	Cambrex Corp.	12,069	814
*	Spectrum
	Pharmaceuticals Inc.	31,526	679
*	CryoLife Inc.	17,991	624
*	Natus Medical Inc.	15,894	593
	US Physical Therapy Inc.	4,418	553
*	Varex Imaging Corp.	17,266	542
	Luminex Corp.	18,797	530
	Invacare Corp.	32,783	498
*	Community Health
	Systems Inc.	115,191	447
*	Tactile Systems
	Technology Inc.	6,302	427
	HealthStream Inc.	13,027	413
*	Progenics
	Pharmaceuticals Inc.	50,993	399
	Meridian Bioscience Inc.	24,664	387
*	Cross Country
	Healthcare Inc.	36,025	361
*	Amphastar
	Pharmaceuticals Inc.	17,751	337
*	Anika Therapeutics Inc.	6,268	260
*	Cytokinetics Inc.	30,273	239
*	Assertio Therapeutics Inc.	35,902	229
	Computer Programs &
	Systems Inc.	6,291	172
*	Quorum Health Corp.	27,967	127
	Aceto Corp.	30,996	103
*,^	Lannett Co. Inc.	11,143	60
*	Haemonetics Corp.	334	37
			25,815
Industrials (17.5%)
	SkyWest Inc.	51,709	3,377
	Applied Industrial
	Technologies Inc.	38,407	2,959
*	FTI Consulting Inc.	37,470	2,856
*	Chart Industries Inc.	30,738	2,322
	Hawaiian Holdings Inc.	50,413	2,092
	ABM Industries Inc.	65,261	2,070

*	SPX FLOW Inc.	42,232	2,025
	Mueller Industries Inc.	57,191	1,828
	Kaman Corp.	27,728	1,808
*	Hub Group Inc. Class A	33,466	1,769
	Tetra Tech Inc.	24,866	1,736
	Matthews International
	Corp. Class A	31,918	1,657
	Greenbrier Cos. Inc.	28,108	1,630
	Matson Inc.	42,383	1,583
*	Atlas Air Worldwide
	Holdings Inc.	25,388	1,546
	Hillenbrand Inc.	29,808	1,525
	AAR Corp.	32,008	1,494
	UniFirst Corp.	7,971	1,476
*	SPX Corp.	42,690	1,451
*	Gibraltar Industries Inc.	31,568	1,433
	AZZ Inc.	25,872	1,391
	Moog Inc. Class A	17,097	1,349
	Watts Water
	Technologies Inc.
	Class A	16,035	1,322
	ArcBest Corp.	25,346	1,219
*	TrueBlue Inc.	40,328	1,182
	Actuant Corp. Class A	37,444	1,103
	Universal Forest
	Products Inc.	29,374	1,100
*	Navigant Consulting Inc.	44,961	1,074
	Brady Corp. Class A	26,366	1,067
	Encore Wire Corp.	20,741	1,042
	Triumph Group Inc.	49,510	1,030
	Cubic Corp.	12,723	963
	Astec Industries Inc.	19,059	927
	Franklin Electric Co. Inc.	18,742	916
	CIRCOR International Inc.	19,765	897
*	Echo Global Logistics Inc.	26,546	881
	Briggs & Stratton Corp.	42,289	853
	Heidrick & Struggles
	International Inc.	18,839	833
	Mobile Mini Inc.	19,106	820
	Tennant Co.	10,569	809
*	Aegion Corp. Class A	32,095	801
	Kelly Services Inc.
	Class A	30,458	768
	Federal Signal Corp.	28,499	742
*	DXP Enterprises Inc.	15,649	718
	Allegiant Travel Co.
	Class A	5,113	697
	Insteel Industries Inc.	18,054	692
*,^	Team Inc.	29,707	692
	Standex International Corp.	6,223	671
	National Presto
	Industries Inc.	4,972	659
	ESCO Technologies Inc.	9,492	642
*	Saia Inc.	7,871	624
	Apogee Enterprises Inc.	12,576	619

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Heartland Express Inc.	30,067	615
	AAON Inc.	15,170	613
*	Engility Holdings Inc.	17,572	610
	US Ecology Inc.	8,255	601
	Viad Corp.	9,722	599
*	MYR Group Inc.	16,341	568
	Lindsay Corp.	5,643	540
	Essendant Inc.	37,305	538
*	Veritiv Corp.	11,141	532
	Wabash National Corp.	27,604	503
	Resources Connection Inc.	29,303	485
	Multi-Color Corp.	7,578	468
*	Lydall Inc.	9,800	419
	LSC Communications Inc.	33,076	405
	Titan International Inc.	49,206	368
	Marten Transport Ltd.	16,092	355
	Powell Industries Inc.	8,631	338
	Griffon Corp.	17,154	313
	RR Donnelley & Sons Co.	48,108	243
*	Orion Group Holdings Inc.	28,073	242
	Quanex Building
	Products Corp.	13,579	223
	Forrester Research Inc.	3,838	189
			77,507
Information Technology (14.2%)
*	CACI International Inc.
	Class A	24,523	4,782
*	Finisar Corp.	113,889	2,323
	Travelport Worldwide
	Ltd.	125,067	2,323
*,^	3D Systems Corp.	113,116	2,302
*	NETGEAR Inc.	31,321	2,219
*	Sanmina Corp.	68,127	2,098
*	Anixter International Inc.	28,882	2,082
*	Plexus Corp.	32,765	2,074
*	Insight Enterprises Inc.	35,185	1,940
*	Fabrinet	36,670	1,755
	ManTech International
	Corp.Class A	26,178	1,736
	TiVo Corp.	122,206	1,668
*	Knowles Corp.	89,423	1,621
*	Cardtronics plc Class A	45,691	1,603
*	Electronics For Imaging
	Inc.	44,453	1,547
*	Diodes Inc.	38,435	1,457
*	Semtech Corp.	24,350	1,455
*	Itron Inc.	20,926	1,389
	Benchmark Electronics
	Inc.	47,215	1,221
*	Sykes Enterprises Inc.	39,597	1,197
*	ScanSource Inc.	25,450	1,035
*	Perficient Inc.	34,687	997
*	8x8 Inc.	42,365	962
	MTS Systems Corp.	17,748	960
*	Viavi Solutions Inc.	85,617	959

	EVERTEC Inc.	36,610	880
*	Cray Inc.	40,467	878
	Comtech
	Telecommunications
	Corp.	23,522	843
	Power Integrations Inc.	10,836	795
*	SolarEdge
	Technologies Inc.	16,185	776
*	LivePerson Inc.	28,184	758
*	Photronics Inc.	69,217	741
	Methode Electronics
	Inc.	18,610	738
*	Oclaro Inc.	76,048	726
*	MicroStrategy Inc.
	Class A	4,750	708
	CSG Systems
	International Inc.	17,657	659
*	OSI Systems Inc.	8,413	655
*	Alarm.com Holdings
	Inc.	11,412	642
	NIC Inc.	35,558	597
*	Veeco Instruments Inc.	48,242	579
	Badger Meter Inc.	10,372	570
	CTS Corp.	15,342	567
*	OneSpan Inc.	29,930	561
*	Unisys Corp.	26,446	492
	Xperi Corp.	30,111	473
*	Harmonic Inc.	84,376	460
*	ePlus Inc.	4,336	449
*	Ichor Holdings Ltd.	15,700	407
*	FARO Technologies Inc.	5,875	401
	ADTRAN Inc.	23,265	400
*	Digi International Inc.	26,871	361
^	Diebold Nixdorf Inc.	75,261	358
	Monotype Imaging
	Holdings Inc.	15,849	326
	Daktronics Inc.	39,048	317
*	Nanometrics Inc.	7,080	310
*	DSP Group Inc.	22,422	288
	Bel Fuse Inc. Class B	9,773	280
	Park Electrochemical
	Corp.	11,675	250
*	Liquidity Services Inc.	25,798	186
*	Ultra Clean Holdings Inc.	11,903	182
*	PDF Solutions Inc.	16,925	148
*	Agilysys Inc.	7,703	124
*	Kopin Corp.	22,296	52
			62,642
Materials (5.8%)
	KapStone Paper and
	Packaging Corp.	87,401	3,002
	Kaiser Aluminum Corp.	16,644	1,824
	Stepan Co.	19,791	1,766
	Boise Cascade Co.	38,615	1,687
	HB Fuller Co.	27,149	1,547

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
	Balchem Corp.	13,071	1,449
*	AK Steel Holding Corp.	313,444	1,392
	Materion Corp.	20,068	1,280
	Rayonier Advanced
	Materials Inc.	51,650	1,080
	Innospec Inc.	12,319	956
	Quaker Chemical Corp.	5,142	926
	Innophos Holdings Inc.	19,454	850
	Neenah Inc.	9,149	835
	PH Glatfelter Co.	43,304	833
	Schweitzer-Mauduit
	International Inc.	17,653	718
*	SunCoke Energy Inc.	64,043	715
*	Century Aluminum Co.	49,452	624
	Tredegar Corp.	25,249	554
*	TimkenSteel Corp.	38,833	544
	Haynes International Inc.	12,397	488
*	AdvanSix Inc.	14,199	481
*	Clearwater Paper Corp.	16,323	474
	Hawkins Inc.	9,417	389
	FutureFuel Corp.	25,190	374
	Myers Industries Inc.	9,619	214
	Olympic Steel Inc.	9,067	200
*	LSB Industries Inc.	20,798	181
	American Vanguard
	Corp.	7,802	171
*	Flotek Industries Inc.	56,548	141
			25,695
Other (0.0%)[2]
*,§	A Schulman Inc. CVR	29,338	56

Real Estate (5.9%)
	DiamondRock
	Hospitality Co.	198,899	2,379
	Acadia Realty Trust	80,930	2,308
	Government Properties
	Income Trust	98,341	1,663
	Kite Realty Group Trust	82,904	1,449
	Washington Prime
	Group Inc.	184,385	1,427
	Chesapeake Lodging
	Trust	34,203	1,126
	Retail Opportunity
	Investments Corp.	56,041	1,106
	PS Business Parks Inc.	8,356	1,090
	Chatham Lodging Trust	45,606	978
	Franklin Street
	Properties Corp.	106,428	912
	American Assets Trust
	Inc.	22,793	900
	Independence Realty
	Trust Inc.	86,484	893
	Agree Realty Corp.	15,460	882
	Hersha Hospitality Trust
	Class A	36,759	868

	RE/MAX Holdings Inc.
	Class A	17,577	866
	LTC Properties Inc.	18,577	863
	CBL & Associates
	Properties Inc.	171,229	764
	Global Net Lease Inc.	33,284	722
	Pennsylvania REIT	69,792	712
	CareTrust REIT Inc.	32,927	607
	Summit Hotel
	Properties Inc.	36,483	501
	Getty Realty Corp.	15,179	442
	iStar Inc.	38,400	430
	Urstadt Biddle
	Properties Inc. Class A	17,883	407
	Ramco-Gershenson
	Properties Trust	28,797	402
	Cedar Realty Trust Inc.	78,114	349
	Saul Centers Inc.	5,750	345
	Armada Hoffler
	Properties Inc.	20,866	325
	Whitestone REIT	22,273	304
	Community Healthcare
	Trust Inc.	8,951	278
			26,298
Telecommunication Services (1.0%)
*	Iridium Communications
	Inc.	83,347	1,688
	ATN International Inc.	10,770	789
	Consolidated
	Communications
	Holdings Inc.	64,284	759
*	Cincinnati Bell Inc.	49,544	644
^	Frontier Communications
	Corp.	78,631	409
	Spok Holdings Inc.	19,687	302
			4,591
Utilities (2.5%)
	Spire Inc.	49,985	3,726
	Avista Corp.	37,157	1,907
	South Jersey Industries
	Inc.	47,451	1,574
	El Paso Electric Co.	18,918	1,160
	Northwest Natural Gas
	Co.	15,968	1,036
	American States Water
	Co.	13,462	814
	California Water Service
	Group	17,151	706
			10,923
Total Common Stocks
(Cost $401,553)			440,034

S&P Small-Cap 600 Value Index Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.9%)[1]
	Money Market Fund (0.8%)
[3,4]	Vanguard Market Liquidity
	Fund, 2.153%	36,751	3,676

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.1%)
5	United States Treasury
	Bill, 1.934%, 10/11/18	100	100
5	United States Treasury
	Bill, 2.034%, 11/15/18	100	99
			199
Total Temporary Cash Investments
	(Cost $3,875)		3,875
	Total Investments (100.4%)
	(Cost $405,428)		443,909

			Amount
			($000)
Other Assets and Liabilities (-0.4%)
	Other Assets
	Investment in Vanguard		22
Receivables for Accrued Income			357
Receivables for Capital Shares Issued			8
	Variation Margin Receivable—
	Futures Contracts		8
	Other Assets		2
	Total Other Assets		397
	Liabilities
	Payables for Investment
	Securities Purchased		(568)
	Collateral for Securities on Loan		(1,555)
	Payables to Vanguard		(65)
	Variation Margin Payable—
	Futures Contracts		—
	Total Liabilities		(2,188)
	Net Assets (100%)		442,118

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	415,639
Undistributed Net Investment Income	1,376
Accumulated Net Realized Losses	(13,412)
Unrealized Appreciation (Depreciation)
Investment Securities	38,481
Futures Contracts	34
Net Assets	442,118

ETF Shares—Net Assets
Applicable to 2,750,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	409,891
Net Asset Value Per Share—
ETF Shares	$149.05

Institutional Shares—Net Assets
Applicable to 103,375 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	32,227
Net Asset Value Per Share—
Institutional Shares	$311.75

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $1,422,000.
§ Security value determined using significant unobservable
inputs.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.4%, respectively, of net assets.
2 “Other” represents securities that are not classified by the fund’s benchmark index.
3 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
4 Includes $1,555,000 of collateral received for securities
on loan.
5 Securities with a value of $199,000 have been segregated
as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

S&P Small-Cap 600 Value Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2018	22	1,915	34

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	5,268
Interest[1]	31
Securities Lending—Net	165
Total Income	5,464
Expenses
The Vanguard Group—Note B
Investment Advisory Services	47
Management and Administrative—ETF Shares	387
Management and Administrative—Institutional Shares	4
Marketing and Distribution—ETF Shares	18
Marketing and Distribution—Institutional Shares	—
Custodian Fees	103
Auditing Fees	33
Shareholders’ Reports and Proxy—ETF Shares	24
Shareholders’ Reports and Proxy—Institutional Shares	—
Total Expenses	616
Expenses Paid Indirectly	(7)
Net Expenses	609
Net Investment Income	4,855
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	35,976
Futures Contracts	285
Realized Net Gain (Loss)	36,261
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	33,801
Futures Contracts	16
Change in Unrealized Appreciation (Depreciation)	33,817
Net Increase (Decrease) in Net Assets Resulting from Operations	74,933

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $27,000, ($1,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $35,568,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,855	3,095
Realized Net Gain (Loss)	36,261	13,319
Change in Unrealized Appreciation (Depreciation)	33,817	(379)
Net Increase (Decrease) in Net Assets Resulting from Operations	74,933	16,035
Distributions
Net Investment Income
ETF Shares	(3,976)	(2,596)
Institutional Shares	(197)	(318)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(4,173)	(2,914)
Capital Share Transactions
ETF Shares	132,869	71,827
Institutional Shares	16,900	(24,173)
Net Increase (Decrease) from Capital Share Transactions	149,769	47,654
Total Increase (Decrease)	220,529	60,775
Net Assets
Beginning of Period	221,589	160,814
End of Period[1]	442,118	221,589

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,376,000 and $694,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$118.23	$106.98	$94.66	$98.93	$82.76
Investment Operations
Net Investment Income	2.087[1]	1.749[1]	1.352	1.337	1.355[1]
Net Realized and Unrealized Gain (Loss)
on Investments	30.593	11.165	12.736	(4.323)	15.685
Total from Investment Operations	32.680	12.914	14.088	(2.986)	17.040
Distributions
Dividends from Net Investment Income	(1.860)	(1.664)	(1.768)	(1.284)	(.870)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.860)	(1.664)	(1.768)	(1.284)	(.870)
Net Asset Value, End of Period	$149.05	$118.23	$106.98	$94.66	$98.93

Total Return	27.84%	12.11%	15.14%	-3.09%	20.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$410	$210	$126	$95	$94
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.54%	1.49%	1.49%	1.43%	1.43%
Portfolio Turnover Rate[2]	34%	46%	42%	43%	32%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Financial Highlights

Institutional Shares
				Nov. 19,
				2014[1] to
	Year Ended August 31,
For a Share Outstanding				Aug. 31,
Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$247.26	$223.74	$198.02	$206.40
Investment Operations
Net Investment Income	4.630 [2]	3.829 [2]	3.057	2.201
Net Realized and Unrealized Gain (Loss) on Investments	64.065	23.461	26.649	(7.820)
Total from Investment Operations	68.695	27.290	29.706	(5.619)
Distributions
Dividends from Net Investment Income	(4.205)	(3.770)	(3.986)	(2.761)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(4.205)	(3.770)	(3.986)	(2.761)
Net Asset Value, End of Period	$311.75	$247.26	$223.74	$198.02

Total Return	28.01%	12.25%	15.28%	-2.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$32	$12	$35	$15
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	1.66%	1.61%	1.61%	1.55%[3]
Portfolio Turnover Rate [4]	34%	46%	42%	43%

1 Inception —See Notes to Financial Statements.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Value Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were first issued on December 15, 2010; the sole shareholder redeemed shortly thereafter. Institutional Shares were next issued on November 19, 2014. The Financial Highlights included in these financial statements are based on activity of the Institutional Shares since November 19, 2014.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

S&P Small-Cap 600 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

S&P Small-Cap 600 Value Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $22,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2018, custodian fee offset arrangements reduced the fund’s expenses by $7,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	439,978	—	56
Temporary Cash Investments	3,676	199	—
Futures Contracts—Assets[1]	8	—	—
Futures Contracts—Liabilities[1]	—	—	—
Total	443,662	199	56
1 Represents variation margin on the last day of the reporting period.

S&P Small-Cap 600 Value Index Fund

E. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	35,568
Undistributed (Overdistributed) net investment income	—
Accumulated net realized gains (losses)	(35,568)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	1,400
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)*	(13,378)
Net unrealized gains (losses)	38,481

* The fund used capital loss carryforwards of $709,000 to offset taxable gains realized during the year ended August 31, 2018, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	405,428
Gross unrealized appreciation	58,160
Gross unrealized depreciation	(19,679)
Net unrealized appreciation (depreciation)	38,481

F. During the year ended August 31, 2018, the fund purchased $385,354,000 of investment securities and sold $234,488,000 of investment securities, other than temporary cash investments. Purchases and sales include $201,266,000 and $127,783,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $61,766,000 and $49,534,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

S&P Small-Cap 600 Value Index Fund

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2018		2017
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	272,189	2,025	155,430	1,325
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(139,320)	(1,050)	(83,603)	(725)
Net Increase (Decrease)—ETF Shares	132,869	975	71,827	600
Institutional Shares
Issued	19,113	64	1,384	6
Issued in Lieu of Cash Distributions	197	1	318	1
Redeemed	(2,410)	(9)	(25,875)	(116)
Net Increase (Decrease) —Institutional Shares	16,900	56	(24,173)	(109)

H. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

S&P Small-Cap 600 Growth Index Fund

Fund Profile
As of August 31, 2018

Portfolio Characteristics
		S&P
		SmallCap	DJ
		600	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Number of Stocks	334	334	3,745
Median Market Cap	$2.3B	$2.3B	$71.0B
Price/Earnings Ratio	27.0x	26.9x	21.0x
Price/Book Ratio	3.5x	3.5x	3.2x
Return on Equity	10.3%	10.4%	15.0%
Earnings Growth
Rate	13.5%	13.9%	8.4%
Dividend Yield	0.8%	0.8%	1.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	37%	—	—
Ticker Symbol	VIOG	—	—
Expense Ratio[1]	0.20%	—	—
30-Day SEC Yield	0.75%	—	—
Short-Term
Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		S&P
		SmallCap	DJ
		600	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer Discretionary	12.1%	12.7%	13.1%
Consumer Staples	3.6	3.6	6.0
Energy	0.6	0.6	5.6
Financials	13.1	13.0	14.2
Health Care	19.6	19.5	14.3
Industrials	21.8	21.7	10.3
Information Technology	16.7	16.6	25.3
Materials	3.7	3.7	2.9
Real Estate	5.8	5.7	3.7
Telecommunication
Services	1.2	1.2	1.8
Utilities	1.8	1.7	2.8

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	S&P	DJ
	SmallCap	U.S. Total
	600 Growth	Market
	Index	FA Index
R-Squared	1.00	0.64
Beta	1.00	1.10

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Ligand Pharmaceuticals
Inc.	Biotechnology	1.3%
Trex Co. Inc.	Building Products	1.2
HealthEquity Inc.	Managed Health
	Care	1.2
Neogen Corp.	Health Care Supplies	1.1
Inogen Inc.	Health Care
	Equipment	1.1
ASGN Inc.	Human Resource &
	Employment
	Services	1.1
Insperity Inc.	Human Resource &
	Employment
	Services	1.1
Ingevity Corp.	Specialty Chemicals	1.0
Stamps.com Inc.	Internet Software &
	Services	1.0
Green Dot Corp.	Consumer Finance	0.9
Top Ten		11.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated December 22, 2017, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2018, the expense ratio was 0.20%.

S&P Small-Cap 600 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 7, 2010, Through August 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2018

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/7/2010)	Investment

S&P Small-Cap 600 Growth Index
Fund*ETF Shares Net Asset Value	36.92%	16.40%	18.39%	$38,469
S&P Small-Cap 600 Growth Index
Fund*ETF Shares Market Price	36.96	16.39	18.39	38,476

S&P SmallCap 600 Growth Index	37.15	16.62	18.61	39,036

Small-Cap Growth Funds Average	34.70	13.68	15.58	31,757
Dow Jones U.S. Total Stock Market
Float Adjusted Index	20.26	14.21	15.39	31,344

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

S&P Small-Cap 600 Growth Index Fund

Cumulative Returns of ETF Shares: September 7, 2010, Through August 31, 2018

			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Growth Index Fund ETF Shares
Market Price	36.96%	113.60%	284.76%
S&P Small-Cap 600 Growth Index Fund ETF Shares
Net Asset Value	36.92	113.66	284.69
S&P SmallCap 600 Growth Index	37.15	115.67	290.36

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 7, 2010, Through August 31, 2018

Average Annual Total Returns: Periods Ended June 30, 2018

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/7/2010
Market Price		22.41%	15.36%	17.31%
Net Asset Value		22.31	15.33	17.30

S&P Small-Cap 600 Growth Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)[1]
Consumer Discretionary (12.1%)
*,^	iRobot Corp.	35,794	4,063
*	RH	24,655	3,920
*	Penn National Gaming
	Inc.	108,167	3,727
*	Fox Factory Holding
	Corp.	48,498	3,203
	LCI Industries	32,457	3,017
*	Dave & Buster’s
	Entertainment Inc.	51,031	2,969
*	TopBuild Corp.	45,900	2,859
*	Cavco Industries Inc.	10,945	2,686
	Wingstop Inc.	37,600	2,517
	Strategic Education Inc.	16,921	2,348
	Steven Madden Ltd.	38,610	2,245
	Children’s Place Inc.	14,780	2,080
*	Shutterfly Inc.	26,041	2,023
	Callaway Golf Co.	81,441	1,858
*	Shake Shack Inc.
	Class A	26,327	1,592
*	Dorman Products Inc.	19,474	1,577
*	Sleep Number Corp.	44,915	1,514
	Nutrisystem Inc.	38,245	1,415
	Winnebago Industries
	Inc.	37,086	1,370
	Lithia Motors Inc.
	Class A	15,719	1,358
*,^	LGI Homes Inc.	23,289	1,341
*	Installed Building
	Products Inc.	26,848	1,250
*	Crocs Inc.	58,013	1,199
	Ruth’s Hospitality
	Group Inc.	37,042	1,141
*	Meritage Homes Corp.	26,061	1,125
	La-Z-Boy Inc.	30,899	1,027
*	Gentherm Inc.	20,840	1,025

	BJ’s Restaurants Inc.	13,036	987
	PetMed Express Inc.	26,520	973
	MDC Holdings Inc.	30,100	954
	Dine Brands Global Inc.	11,248	938
	Sonic Corp.	25,349	909
*	Career Education Corp.	54,487	869
	Tailored Brands Inc.	32,648	769
*	Monarch Casino &
	Resort Inc.	14,660	690
	Sturm Ruger & Co. Inc.	9,431	617
	EW Scripps Co.
	Class A	38,268	561
*	William Lyon Homes
	Class A	19,345	379
*	Lumber Liquidators
	Holdings Inc.	21,305	371
*	Motorcar Parts of
	America Inc.	11,790	313
*	Nautilus Inc.	17,957	263
			66,042
Consumer Staples (3.6%)
	Medifast Inc.	13,666	3,126
	Calavo Growers Inc.	20,326	2,152
*	Darling Ingredients Inc.	108,106	2,138
*	Central Garden & Pet
	Co. Class A	51,201	1,860
	WD-40 Co.	10,208	1,811
	J&J Snack Foods Corp.	12,135	1,766
	B&G Foods Inc.	54,005	1,726
	Inter Parfums Inc.	22,150	1,446
	MGP Ingredients Inc.	16,264	1,254
	Coca-Cola Bottling Co.
	Consolidated	5,975	1,013
	Cal-Maine Foods Inc.	16,115	797
*	Central Garden & Pet
	Co.	13,286	528
			19,617

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
Energy (0.6%)
*	ProPetro Holding Corp.	65,548	998
*	Penn Virginia Corp.	10,467	931
*	CONSOL Energy Inc.	17,860	766
*	C&J Energy Services
	Inc.	16,434	344
*	Ring Energy Inc.	23,019	272
*	CARBO Ceramics Inc.	8,958	77
			3,388
Financials (13.1%)
*	Green Dot Corp.
	Class A	60,162	5,154
	FirstCash Inc.	58,466	4,753
	Selective Insurance
	Group Inc.	48,402	3,107
	First Financial
	Bankshares Inc.	51,366	3,103
	Glacier Bancorp Inc.	59,314	2,709
*	BofI Holding Inc.	70,865	2,639
	LegacyTexas Financial
	Group Inc.	54,677	2,530
	ServisFirst Bancshares
	Inc.	58,157	2,507
	Columbia Banking
	System Inc.	47,142	1,992
	Walker & Dunlop Inc.	36,351	1,981
*	Pacific Premier
	Bancorp Inc.	49,716	1,966
	First Financial Bancorp	57,924	1,819
	CVB Financial Corp.	71,179	1,712
	RLI Corp.	21,573	1,660
	Independent Bank
	Corp.	18,108	1,650
*	NMI Holdings Inc.
	Class A	75,132	1,623
	ProAssurance Corp.	32,418	1,567
	Ameris Bancorp	30,827	1,531
	United Community
	Banks Inc.	50,207	1,523
*	Seacoast Banking Corp.
	of Florida	45,364	1,434
*	Third Point Reinsurance
	Ltd.	106,607	1,429
	National Bank Holdings
	Corp. Class A	34,984	1,405
	First Commonwealth
	Financial Corp.	77,523	1,299
	Universal Insurance
	Holdings Inc.	27,287	1,217
	Banner Corp.	17,907	1,152
	Preferred Bank	17,748	1,086
	Meta Financial Group
	Inc.	11,769	1,019
	S&T Bancorp Inc.	21,627	1,009

	Westamerica
	Bancorporation	14,736	944
	Employers Holdings
	Inc.	19,440	891
	Heritage Financial
	Corp.	24,378	885
	James River Group
	Holdings Ltd.	20,375	834
	Brookline Bancorp Inc.	44,463	807
	City Holding Co.	9,536	773
*	Encore Capital Group
	Inc.	19,431	753
*	Triumph Bancorp Inc.	15,758	669
	Piper Jaffray Cos.	8,644	666
	WisdomTree
	Investments Inc.	80,878	665
	Central Pacific
	Financial Corp.	23,231	658
	Tompkins Financial
	Corp.	7,012	616
	AMERISAFE Inc.	9,428	602
	Northfield Bancorp Inc.	36,643	597
	Banc of California Inc.	29,521	595
	Hanmi Financial Corp.	22,593	590
	Berkshire Hills Bancorp
	Inc.	13,739	580
	Green Bancorp Inc.	23,848	572
	TrustCo Bank Corp. NY	57,088	528
	Granite Point Mortgage
	Trust Inc.	25,716	492
*	Customers Bancorp Inc.	18,668	461
*	eHealth Inc.	11,407	333
	Dime Community
	Bancshares Inc.	16,648	302
*	Ambac Financial Group
	Inc.	12,834	271
*	Franklin Financial
	Network Inc.	3,883	150
			71,810
Health Care (19.6%)
*	Ligand
	Pharmaceuticals Inc.	27,446	7,127
*	HealthEquity Inc.	67,612	6,370
*	Neogen Corp.	66,406	6,205
*	Inogen Inc.	22,401	5,934
*	Amedisys Inc.	37,296	4,662
*	Myriad Genetics Inc.	89,993	4,481
*	Merit Medical Systems
	Inc.	69,404	4,084
*	LHC Group Inc.	37,619	3,722
*	AMN Healthcare
	Services Inc.	61,605	3,592
*	Omnicell Inc.	50,048	3,441

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
*	Supernus
	Pharmaceuticals Inc.	66,679	2,954
*	Integer Holdings Corp.	36,680	2,931
*	Emergent BioSolutions
	Inc.	45,538	2,823
*	Repligen Corp.	48,373	2,655
*	Momenta
	Pharmaceuticals Inc.	99,883	2,647
*	BioTelemetry Inc.	40,105	2,478
*	Corcept Therapeutics
	Inc.	123,124	1,849
*	Cambrex Corp.	26,731	1,802
*	Spectrum
	Pharmaceuticals Inc.	79,568	1,713
*	Enanta Pharmaceuticals
	Inc.	18,603	1,692
*	Medicines Co.	40,025	1,585
*	Select Medical Holdings
	Corp.	78,696	1,558
*	Tabula Rasa HealthCare
	Inc.	17,513	1,535
*	Tivity Health Inc.	44,145	1,519
*	HMS Holdings Corp.	43,923	1,408
*	Quality Systems Inc.	60,824	1,392
	Ensign Group Inc.	34,473	1,347
*	Surmodics Inc.	17,068	1,344
	US Physical Therapy Inc.	10,602	1,328
*	Orthofix Medical Inc.	24,282	1,300
*	REGENXBIO Inc.	18,353	1,293
*	Innoviva Inc.	88,823	1,290
*	OraSure Technologies
	Inc.	78,605	1,258
	CONMED Corp.	15,422	1,240
	Phibro Animal Health
	Corp. Class A	25,500	1,204
*	Providence Service Corp.	14,083	945
*	Heska Corp.	8,641	925
*	Natus Medical Inc.	22,403	836
*	Varex Imaging Corp.	26,380	828
	Luminex Corp.	28,737	811
*	Eagle Pharmaceuticals
	Inc.	10,714	741
*	CorVel Corp.	12,394	737
	LeMaitre Vascular Inc.	19,638	737
*	Tactile Systems
	Technology Inc.	10,875	736
*,^	MiMedx Group Inc.	131,499	697
*	CryoLife Inc.	19,955	692
*	ANI Pharmaceuticals Inc.	11,682	680
*	Lantheus Holdings Inc.	38,927	627
*	Cutera Inc.	17,550	597
	HealthStream Inc.	16,298	517
*	Anika Therapeutics Inc.	10,831	448

*	Amphastar
	Pharmaceuticals Inc.	23,098	438
	Meridian Bioscience Inc.	22,337	351
*	Progenics
	Pharmaceuticals Inc.	40,503	317
*	Assertio Therapeutics
	Inc.	35,208	225
*	Cytokinetics Inc.	26,207	207
	Computer Programs &
	Systems Inc.	6,605	180
*,^	Lannett Co. Inc.	24,653	132
			107,167
Industrials (21.8%)
*	Trex Co. Inc.	75,776	6,418
*	ASGN Inc.	63,294	5,860
	Insperity Inc.	48,129	5,768
*	Axon Enterprise Inc.	74,008	5,052
*	Proto Labs Inc.	32,247	5,013
	Korn/Ferry International	72,768	4,885
	John Bean Technologies
	Corp.	40,853	4,833
	Barnes Group Inc.	62,284	4,239
	Simpson Manufacturing
	Co. Inc.	53,057	4,073
	Exponent Inc.	66,955	3,505
*	Aerojet Rocketdyne
	Holdings Inc.	97,193	3,412
*	Mercury Systems Inc.	62,036	3,382
*	Harsco Corp.	103,725	2,930
	Albany International
	Corp.	37,331	2,880
	Tetra Tech Inc.	39,378	2,749
	Comfort Systems USA
	Inc.	47,771	2,742
*	WageWorks Inc.	51,025	2,730
	Forward Air Corp.	37,865	2,433
*	Aerovironment Inc.	27,389	2,409
	Raven Industries Inc.	46,194	2,236
	Hillenbrand Inc.	41,846	2,140
	EnPro Industries Inc.	27,041	2,030
*	Patrick Industries Inc.	30,295	1,939
*	Saia Inc.	22,810	1,808
	Interface Inc. Class A	76,582	1,804
	UniFirst Corp.	9,529	1,765
*	PGT Innovations Inc.	64,323	1,563
*	American Woodmark
	Corp.	18,247	1,550
	Moog Inc. Class A	19,626	1,549
	Universal Forest
	Products Inc.	41,171	1,542
	ESCO Technologies Inc.	21,010	1,421
	Mobile Mini Inc.	32,739	1,405
*	Vicor Corp.	21,096	1,317

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
	Allegiant Travel Co.
	Class A	9,567	1,304
	AAON Inc.	32,167	1,300
	US Ecology Inc.	17,503	1,273
	Watts Water
	Technologies Inc.
	Class A	15,040	1,240
	Franklin Electric Co. Inc.	25,345	1,239
	Cubic Corp.	15,801	1,196
	Alamo Group Inc.	12,301	1,172
	Brady Corp. Class A	27,918	1,129
	Federal Signal Corp.	40,163	1,045
	Apogee Enterprises Inc.	19,968	983
	Standex International
	Corp.	8,423	909
	Actuant Corp. Class A	29,682	874
	Viad Corp.	13,707	844
	Tennant Co.	9,490	726
	Wabash National Corp.	38,844	709
	Marten Transport Ltd.	28,938	638
	Lindsay Corp.	6,506	623
	Heartland Express Inc.	24,791	507
	Multi-Color Corp.	8,058	498
	Quanex Building
	Products Corp.	27,536	452
*	Lydall Inc.	9,615	412
	Griffon Corp.	21,959	401
	Forrester Research Inc.	7,765	382
	RR Donnelley & Sons Co.	28,160	142
			119,380
Information Technology (16.7%)
*	Stamps.com Inc.	21,459	5,332
*	Qualys Inc.	42,151	3,838
	Cabot Microelectronics
	Corp.	33,064	3,727
	Brooks Automation Inc.	90,808	3,579
*	II-VI Inc.	70,854	3,525
*	Rogers Corp.	23,643	3,264
*	Semtech Corp.	53,678	3,207
*	Advanced Energy
	Industries Inc.	50,629	3,016
*	Bottomline Technologies
	DE Inc.	45,087	2,974
*	ExlService Holdings Inc.	44,280	2,837
	Progress Software Corp.	58,523	2,395
	Kulicke & Soffa
	Industries Inc.	88,966	2,294
	Ebix Inc.	28,357	2,259
*	TTM Technologies Inc.	119,852	2,241
*	SPS Commerce Inc.	22,353	2,197
*	Virtusa Corp.	35,536	2,070
*	Viavi Solutions Inc.	180,537	2,022
	Power Integrations Inc.	23,990	1,760
*	Rambus Inc.	138,370	1,691
*	KEMET Corp.	63,774	1,648

*	MaxLinear Inc.	79,801	1,539
*	8x8 Inc.	64,652	1,468
*	FormFactor Inc.	94,014	1,453
*	SolarEdge
	Technologies Inc.	27,744	1,330
	Badger Meter Inc.	23,986	1,318
	Shutterstock Inc.	23,787	1,309
*	ePlus Inc.	11,992	1,243
*	Oclaro Inc.	120,818	1,153
*	Itron Inc.	17,319	1,150
*	Rudolph Technologies
	Inc.	40,945	1,138
*	CalAmp Corp.	46,111	1,084
*	Applied
	Optoelectronics Inc.	25,203	1,042
*	Alarm.com Holdings
	Inc.	17,425	981
	Cohu Inc.	37,072	978
*	Electro Scientific
	Industries Inc.	44,267	972
*	FARO Technologies Inc.	14,188	968
*	LivePerson Inc.	35,237	948
*	Nanometrics Inc.	21,530	943
*	XO Group Inc.	31,346	942
*	Extreme Networks Inc.	149,167	935
	Methode Electronics Inc.	23,240	921
*	MicroStrategy Inc.
	Class A	5,937	885
*	CEVA Inc.	28,604	875
*	OSI Systems Inc.	10,936	852
*	Control4 Corp.	26,115	846
*	Axcelis Technologies
	Inc.	41,381	836
	CTS Corp.	22,528	832
	CSG Systems
	International Inc.	20,359	760
	EVERTEC Inc.	30,263	728
*	QuinStreet Inc.	47,330	718
	Monotype Imaging
	Holdings Inc.	33,658	693
	NIC Inc.	39,384	662
	ADTRAN Inc.	31,682	545
*	Ultra Clean Holdings
	Inc.	34,393	525
	TTEC Holdings Inc.	18,354	481
	Xperi Corp.	23,980	376
*	Ichor Holdings Ltd.	10,973	285
*	Unisys Corp.	12,685	236
	Park Electrochemical
	Corp.	9,295	199
*	Agilysys Inc.	9,707	156
*	Kopin Corp.	51,158	119
*	PDF Solutions Inc.	13,420	117
			91,417

S&P Small-Cap 600 Growth Index Fund

			Market
			Value•
		Shares	($000)
Materials (3.7%)
*	Ingevity Corp.	54,184	5,473
	Balchem Corp.	24,387	2,704
*	Kraton Corp.	41,066	1,931
	Quaker Chemical Corp.	10,461	1,884
	HB Fuller Co.	29,933	1,706
	Innospec Inc.	15,392	1,194
*,^	US Concrete Inc.	20,339	980
*	Koppers Holdings Inc.	27,181	964
	Neenah Inc.	9,737	889
*	AdvanSix Inc.	20,806	704
	Schweitzer-Mauduit
	International Inc.	16,619	676
	American Vanguard Corp.	23,678	519
	Myers Industries Inc.	22,226	495
			20,119
Real Estate (5.8%)
	EastGroup Properties Inc.	44,989	4,376
	Lexington Realty Trust	277,979	2,596
	Four Corners Property
	Trust Inc.	83,546	2,251
	HFF Inc. Class A	47,829	2,172
	National Storage
	Affiliates Trust	72,648	2,060
	PS Business Parks Inc.	14,892	1,942
	Easterly Government
	Properties Inc.	77,734	1,574
	Retail Opportunity
	Investments Corp.	72,554	1,432
	LTC Properties Inc.	27,035	1,256
	Universal Health Realty
	Income Trust	16,266	1,240
	Summit Hotel Properties
	Inc.	87,605	1,203
	Agree Realty Corp.	19,978	1,140
	CareTrust REIT Inc.	61,506	1,135
	Chesapeake Lodging
	Trust	33,425	1,100
	Global Net Lease Inc.	48,662	1,056
	American Assets Trust
	Inc.	24,064	951
	Ramco-Gershenson
	Properties Trust	65,920	920
	Getty Realty Corp.	22,956	668
	Armada Hoffler
	Properties Inc.	35,868	559
	Saul Centers Inc.	8,291	498
	iStar Inc.	37,592	421
	Urstadt Biddle Properties
	Inc. Class A	15,345	349
	Community Healthcare
	Trust Inc.	10,676	331
	Whitestone REIT	22,531	307
			31,537

Telecommunication Services (1.2%)
* Vonage Holdings Corp.	278,208	3,945
Cogent Communications
Holdings Inc.	53,630	2,934
		6,879
Utilities (1.8%)
Avista Corp.	36,354	1,865
American States Water
Co.	29,792	1,801
El Paso Electric Co.	27,747	1,701
California Water Service
Group	39,607	1,630
South Jersey Industries
Inc.	48,431	1,607
Northwest Natural Gas
Co.	16,305	1,058
		9,662
Total Common Stocks
(Cost $436,068)		547,018
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.4%)
[2,3] Vanguard Market Liquidity
Fund, 2.153%	22,053	2,206

	Face
	Amount
	($000)
U. S. Government and Agency Obligations (0.1%)
United States Treasury
Bill, 1.916%, 9/6/18	150	150
United States Treasury
Bill, 2.194%, 1/24/19	500	495
		645
Total Temporary Cash Investments
(Cost $2,851)		2,851
Total Investments (100.5%)
(Cost $438,919)		549,869

S&P Small-Cap 600 Growth Index Fund

Amount
($000)
Other Assets and Liabilities (-0.5%)
Other Assets
Investment in Vanguard	25
Receivables for Investment Securities Sold	3,600
Receivables for Accrued Income	172
Receivables for Capital Shares Issued	3
Variation Margin Receivable—
Futures Contracts	1
Other Assets [4]	150
Total Other Assets	3,951
Liabilities
Payables for Investment Securities
Purchased	(3,492)
Collateral for Securities on Loan	(2,204)
Payables to Vanguard	(69)
Other Liabilities	(825)
Total Liabilities	(6,590)
Net Assets (100%)	547,230

At August 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	447,976
Undistributed Net Investment Income	703
Accumulated Net Realized Losses	(12,406)
Unrealized Appreciation (Depreciation)
Investment Securities	110,950
Futures Contracts	7
Net Assets	547,230

Amount
($000)
ETF Shares—Net Assets
Applicable to 3,050,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	547,230
Net Asset Value Per Share—
ETF Shares	$179.42

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $2,082,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 100.0% and 0.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard
funds and certain trusts and accounts managed by Vanguard.
Rate shown is the 7-day yield.
3 Includes $2,204,000 of collateral received for securities
on loan.
4 Cash with a value of $150,000 has been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	September 2018	2	174	7

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Operations

Year Ended
August31,2018
($000)
Investment Income
Income
Dividends	3,328
Interest[1]	25
Securities Lending—Net	137
Total Income	3,490
Expenses
The Vanguard Group—Note B
Investment Advisory Services	53
Management and Administrative	493
Marketing and Distribution	21
Custodian Fees	79
Auditing Fees	33
Shareholders’ Reports and Proxy	29
Total Expenses	708
Expenses Paid Indirectly	(7)
Net Expenses	701
Net Investment Income	2,789
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	22,681
Futures Contracts	533
Realized Net Gain (Loss)	23,214
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	89,600
Futures Contracts	(7)
Change in Unrealized Appreciation (Depreciation)	89,593
Net Increase (Decrease) in Net Assets Resulting from Operations	115,596

1 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $18,000, $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

2 Includes $28,751,000 of net gain (loss) resulting from in-kind redemptions; such gain (loss) is not taxable to the fund.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,789	2,007
Realized Net Gain (Loss)	23,214	10,005
Change in Unrealized Appreciation (Depreciation)	89,593	10,949
Net Increase (Decrease) in Net Assets Resulting from Operations	115,596	22,961
Distributions
Net Investment Income	(2,573)	(1,784)
Realized Capital Gain	—	—
Total Distributions	(2,573)	(1,784)
Capital Share Transactions
Issued	254,547	129,921
Issued in Lieu of Distributions	—	—
Redeemed	(84,535)	(18,805)
Net Increase (Decrease) from Capital Share Transactions	170,012	111,116
Total Increase (Decrease)	283,035	132,293
Net Assets
Beginning of Period	264,195	131,902
End of Period[1]	547,230	264,195

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $703,000 and $486,000.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$132.10	$117.25	$106.99	$101.36	$87.79
Investment Operations
Net Investment Income	1.222[1]	1.222[1]	1.180	1.043	.668[1]
Net Realized and Unrealized Gain (Loss)
on Investments	47.288	14.762	10.685	5.345	13.432
Total from Investment Operations	48.510	15.984	11.865	6.388	14.100
Distributions
Dividends from Net Investment Income	(1.190)	(1.134)	(1.605)	(.758)	(.530)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.190)	(1.134)	(1.605)	(.758)	(.530)
Net Asset Value, End of Period	$179.42	$132.10	$117.25	$106.99	$101.36

Total Return	36.92%	13.67%	11.24%	6.32%	16.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$547	$264	$132	$75	$61
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.80%	0.95%	1.15%	0.98%	0.66%
Portfolio Turnover Rate[2]	37%	48%	48%	63%	44%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

S&P Small-Cap 600 Growth Index Fund

Notes to Financial Statements

Vanguard S&P Small-Cap 600 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares as of August 31, 2018.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2018, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

S&P Small-Cap 600 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2018, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

S&P Small-Cap 600 Growth Index Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2018, the fund had contributed to Vanguard capital in the amount of $25,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2018, custodian fee offset arrangements reduced the fund’s expenses by $7,000 (an annual rate of 0.00% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of August 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	547,018	—	—
Temporary Cash Investments	2,206	645	—
Futures Contracts—Assets[1]	1	—	—
Total	549,225	645	—
1 Represents variation margin on the last day of the reporting period.

S&P Small-Cap 600 Growth Index Fund

E. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for in-kind redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in capital	28,750
Undistributed (Overdistributed) net investment income	1
Accumulated net realized gains (losses)	(28,751)

Temporary differences between book-basis and tax-basis components of accumulated net earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales and the realization of unrealized gains or losses on certain futures contracts. As of period end, the tax components of accumulated net earnings (losses) are detailed in the table as follows:

Amount
($000)
Undistributed ordinary income	732
Undistributed long-term gains	—
Capital loss carryforwards (non-expiring)	(12,411)
Net unrealized gains (losses)	110,950

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax cost	438,919
Gross unrealized appreciation	119,832
Gross unrealized depreciation	(8,882)
Net unrealized appreciation (depreciation)	110,950

F. During the year ended August 31, 2018, the fund purchased $371,045,000 of investment securities and sold $197,093,000 of investment securities, other than temporary cash investments. Purchases and sales include $232,048,000 and $65,625,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2018, such purchases and sales were $48,425,000 and $69,696,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

S&P Small-Cap 600 Growth Index Fund

G. Capital shares issued and redeemed were:
	Year Ended August 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	1,600	1,025
Issued in Lieu of Cash Distributions	—	—
Redeemed	(550)	(150)
Net Increase (Decrease) in Shares Outstanding	1,050	875

H. Management has determined that no events or transactions occurred subsequent to August 31, 2018, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Admiral Funds and Shareholders of Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund (three of the funds constituting Vanguard Admiral Funds, hereafter collectively referred to as the “Funds”) as of August 31, 2018, the related statements of operations for the year ended August 31, 2018, the statements of changes in net assets for each of the two years in the period ended August 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard S&P Small-Cap 600 Index Funds

This information for the fiscal year ended August 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
S&P Small-Cap 600 Index Fund	14,223
S&P Small-Cap 600 Value Index Fund	3,511
S&P Small-Cap 600 Growth Index Fund	2,319

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
S&P Small-Cap 600 Index Fund	78.8%
S&P Small-Cap 600 Value Index Fund	79.8
S&P Small-Cap 600 Growth Index Fund	93.8

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: S&P Small Cap 600 Index Funds
Periods Ended August 31, 2018
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Index Fund ETF Shares
Returns Before Taxes	32.32%	15.35%	17.34%
Returns After Taxes on Distributions	31.91	15.01	17.05
Returns After Taxes on Distributions and Sale of
Fund Shares	19.25	12.27	14.48
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Value Index Fund ETF Shares
Returns Before Taxes	27.84%	14.05%	16.16%
Returns After Taxes on Distributions	27.37	13.64	15.82
Returns After Taxes on Distributions and Sale of
Fund Shares	16.68	11.17	13.42
			Since
	One	Five	Inception
	Year	Years	(9/7/2010)
S&P Small-Cap 600 Growth Index Fund ETF Shares
Returns Before Taxes	36.92%	16.40%	18.39%
Returns After Taxes on Distributions	36.64	16.12	18.16
Returns After Taxes on Distributions and Sale of
Fund Shares	21.96	13.17	15.45

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2018	8/31/2018	Period
Based on Actual Fund Return
S&P Small-Cap 600 Index Fund
ETF Shares	$1,000.00	$1,199.52	$0.83
Institutional Shares	1,000.00	1,199.96	0.44
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,165.38	$1.09
Institutional Shares	1,000.00	1,166.16	0.44
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,235.68	$1.13
Based on Hypothetical 5% Yearly Return
S&P Small-Cap 600 Index Fund
ETF Shares	$1,000.00	$1,024.45	$0.77
Institutional Shares	1,000.00	1,024.80	0.41
S&P Small-Cap 600 Value Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
Institutional Shares	1,000.00	1,024.80	0.41
S&P Small-Cap 600 Growth Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the S&P Small-Cap 600 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the S&P Small-Cap 600 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for the S&P Small-Cap 600 Growth Index Fund, 0.20% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund, and Vanguard S&P Small-Cap 600 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard), through its Equity Index Group. The board determined that continuing each fund’s internalized management structure was in the best interest of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than four decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered each fund’s performance since its inception, including any periods of outperformance or underperformance compared with its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found on the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory expenses were also well below its peer group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share.

For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 208 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
The index is a product of S&P Dow Jones Indices LLC
Text Telephone for People	(“SPDJI”), and has been licensed for use by Vanguard.
Who Are Deaf or Hard of Hearing > 800-749-7273	Standard & Poor’s® and S&P® are registered
This material may be used in conjunction	trademarks of Standard & Poor’s Financial Services LLC
(“S&P”); Dow Jones® is a registered trademark of Dow
with the offering of shares of any Vanguard	Jones Trademark Holdings LLC (“Dow Jones”); S&P®
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the fund’s current prospectus.	trademarks have been licensed for use by SPDJI and
sublicensed for certain purposes by Vanguard.
All comparative mutual fund data are from Lipper, a	Vanguard product(s) are not sponsored, endorsed, sold
Thomson Reuters Company, or Morningstar, Inc., unless	or promoted by SPDJI, Dow Jones, S&P, or their
otherwise noted.	respective affiliates and none of such parties make any
You can obtain a free copy of Vanguard’s proxy voting	representation regarding the advisability of investing in
guidelines by visiting vanguard.com/proxyreporting or by	such product(s) nor do they have any liability for any
calling Vanguard at 800-662-2739. The guidelines are	errors, omissions, or interruptions of the index.
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18450 102018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2018: $295,000
Fiscal Year Ended August 31, 2017: $287,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2018: $9,734,277
Fiscal Year Ended August 31, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2018: $5,581,336
Fiscal Year Ended August 31, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2018: $347,985
Fiscal Year Ended August 31, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2018: $0
Fiscal Year Ended August 31, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2018: $347,985
Fiscal Year Ended August 31, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD ADMIRAL FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: October 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD ADMIRAL FUNDS

BY:	/s/ MORTIMER J. BUCKLEY *
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER
Date: October 19, 2018
VANGUARD ADMIRAL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: October 19, 2018

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file
Number 33-32216, Incorporated by Reference.